Exhibit 1.01

CONFLICT MINERALS REPORT

For the Year Ended December 31, 2016

Introduction

This report for the year ended December 31, 2016 has been prepared by Sonus Networks, Inc. (the “Company”, “Sonus”, “we,” “us,” or “our”) to comply with Rule 13p-1 (the “Rule”) under the Securities Exchange Act of 1934, as amended.  The Rule imposes certain disclosure and reporting obligations on companies that report with the SEC and which manufacture, or contract to have manufactured, products containing conflict minerals that are necessary to the functionality or production of those products. Conflict Minerals are defined as cassiterite, columbite-tantalite, gold, wolframite, and their derivatives, which are limited to tin, tantalum, tungsten, and gold (collectively, “3TG” or “Conflict Minerals”).

Company Overview

Sonus helps the world’s leading communications service providers and enterprises embrace the next generation of Session Initiation Protocol (“SIP”) and 4G/LTE (Long Term Evolution)-based solutions, including Voice over Internet Protocol (“VoIP”), Voice over WiFi (“VoWiFi”), video and Unified Communications (“UC”) by securing and enabling reliable and scalable Internet Protocol (“IP”) networks. With customers around the globe and 20 years of experience transforming networks to IP, Sonus enables service providers and enterprises to capture and retain users and generate significant related return on investment. Sonus products include session border controllers (“SBCs”), diameter signaling controllers (“DSCs”), and VoWiFi solutions, which are supported by a global services team with experience in design, deployment and maintenance of some of the world’s largest IP networks.

Conflict Minerals Policy

Sonus has adopted a Conflict Minerals Policy and communicated such policy to its suppliers.  This policy is available at the Investor Relations-Corporate Governance section of the Company’s website at http://investors.sonusnet.com/governance.cfm.

Products Overview

This report covers the following Sonus products that were manufactured in 2016 (the “2016 Sonus Products”): SBCs, DSCs, Voice over IP (VoIP) trunking solutions, policy/routing servers, media and signaling gateways, including the GSX 9000 High-Density Media Gateway, and network analytics tools.

Supply Chain and Reasonable Country of Origin Inquiry

Sonus has determined that 3TG are necessary to the functionality or production of products manufactured or contracted to be manufactured by the Company.  We utilize an outsourced supply chain model pursuant to which our contract manufacturers procure materials on our behalf.  Our supply chain is multi-tiered, global and complex, and we outsource the manufacturing of our hardware products such that we are many steps removed from the mining and smelting or refining of Conflict Minerals.  Therefore, we rely upon our suppliers to provide information on the origin, source and chain of custody of the Conflict Minerals contained in product components and materials.  Some of these suppliers may themselves purchase from lower tier suppliers and not directly from a miner, smelter or refiner.

The Company conducted a Reasonable Country of Origin Inquiry (“RCOI”) to determine whether any of the Conflict Minerals in our 2016 Sonus Products originated in the Democratic Republic of the Congo (“DRC”) or an adjoining country (collectively, the “Covered Countries”) and whether the Conflict Minerals are from recycled or scrap sources.  Based on our RCOI, we know or have reason to believe that some of the Conflict Minerals in our 2016 Sonus Products originated in the Covered Countries and are not from recycled or scrap sources.

Sonus’ RCOI measures included conducting a supply-chain survey with in-scope suppliers using the template developed by the Electronic Industry Citizenship Coalition (“EICC”) and The Global e-Sustainability Initiative (“GeSI”), known as the Conflict-Free Sourcing Initiative (“CFSI”) Reporting Template (the “Template”). The Template was developed to facilitate disclosure and communication of information regarding smelters that provide material to a company’s supply chain. It included questions regarding the supplier’s conflict-free policy, engagement with its direct suppliers, and a listing of the smelters the company and its suppliers use. In addition, the Template contained questions about the origin of Conflict Minerals included in their products, as well as supplier due diligence. The Template was designed to provide Sonus with sufficient information regarding its suppliers’ practices with respect to the sourcing of Conflict Minerals to enable it to comply with its obligations under the Rule. In scope suppliers were determined by excluding the following: (1) suppliers that did not provide products manufactured in 2016; and (2) suppliers that provided products for which Sonus had no influence over the design, materials, parts, ingredients or components included in that product.

Due Diligence Process

In accordance with the Rule, Sonus undertook due diligence on the source and chain of custody of the Conflict Minerals in the 2016 Sonus Products that originated or may have originated in the Covered Countries.  The Company’s due diligence measures were designed to conform, in all material respects, to the internationally recognized due diligence framework in The Organization for Economic Co-operation and Development (“OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (“OECD Guidance”) and the related supplements.

Due Diligence Measures

Sonus performed the following due diligence measures in accordance with the OECD Guidance and the Rule:

OECD Guidance Step 1: Establish Strong Company Management Systems

•                  Sonus’ Conflict Minerals compliance efforts are overseen by the Company’s Vice President, Manufacturing, Operations and Supply Chain and its manufacturing department, and supported and sponsored by the Company’s engineering, audit and legal departments.  Sonus employees who are responsible for Conflict Minerals compliance have received training regarding Conflict Minerals compliance.  The team was structured to ensure critical information, including our policies related to this subject matter, reached relevant employees and suppliers.  To the extent red flags or other issues are identified in the supplier data acquisition or engagement processes, these issues and red flags will be addressed first by the responsible individuals within the engineering, audit and legal departments, and, if deemed necessary, will then be reported to and reviewed by the Audit Committee of the Board of Directors at regularly schedule meetings on an annual basis.

•                  Sonus also engaged SiliconExpert Technologies, a provider of electronic component data and BOM Management software to the electronics industry (“SiliconExpert”), to assist with its Conflict Minerals compliance efforts.  Frequent status meetings are held between Sonus’ Conflict Minerals support team and SiliconExpert, with Sonus management receiving status updates on progress and due diligence efforts on a regular and timely basis.

•                  In addition, Sonus has a Conflict Minerals Policy and communicates such policy to its suppliers, which is available on our Investor Relations — Corporate Governance section of our website at http://investors.sonusnet.com/governance.cfm.

•                  Pursuant to the Conflict Minerals Policy, to the extent any employee, officer or director has concerns or grievances about the Company’s potential use of Conflict Minerals, such individual is urged to contact his or her manager, the Company’s Chief Financial Officer, the General Counsel or other member of senior management, the Employee Hotline (which can be used on an anonymous basis) or the Audit Committee.

•                  Sonus established documentation and record maintenance mechanisms to ensure the retention of information relevant to the Company’s Conflict Minerals Policy electronically.

OECD Guidance Step 2: Identify and Assess Risk in the Supply Chain

•                  Sonus reviewed the information reported on the Template by its suppliers and followed up with any additional questions.  To the extent an in-scope supplier had follow-up questions, Sonus responded with all requested information, including Sonus part numbers and manufacturing lots to identify how the supplies were used in Sonus’ products.

•                  Untimely or incomplete responses as well as inconsistencies within the data reported by suppliers were addressed directly with respective suppliers to provide the required and/or revised responses.  Sonus utilizes a series of escalating responses to address the failure of a supplier to provide the information required by the Template.

•                  Sonus’ engineering, audit and legal departments manage the collection of information reported on the Template by its suppliers.

•                  Sonus collected a list of smelters/processors that are in our supply chain using the Template and reconciled this list to the list of smelter facilities designated by the CFSI’s Conflict-Free Smelter Program.  Sonus has provided that list in this report.

•                  Sonus, through SiliconExpert, followed up with suppliers that did not respond initially to our requests to complete the Template.

OECD Guidance Step 3: Design and Implement a Strategy to Respond to Identified Risks

•                  Sonus adopted and used the Template to monitor and mitigate supply chain risk and took the steps described above.

•                  Sonus worked with certain suppliers to better educate them on the Conflict Minerals process.

•                  Members of the Conflict Minerals team periodically report to senior management as well as the Audit Committee of the Board of Directors on program developments and progress.

OECD Guidance Step 4: Carry Out Independent Third-Party Audit of Supply Chain Due Diligence

•                  Given that we do not generally have a direct relationship with the smelters and refineries that process the Conflict Minerals that are present in our products, we rely on the CFSI to conduct audits of and validate the conflict-free status of smelters and refineries that source from Covered Countries.  We have not relied on supplier representations concerning the conflict status of their smelters, but have required industry certification such as through the CFSI Conflict-Free Smelter Program before concluding that a smelter or refinery is conflict free.  We understand that this program is continuing to audit smelters and refineries to add to its Conflict-Free Smelter List.

OECD Guidance Step 5: Report on Supply Chain Due Diligence

•                  As required by the Rule, we have filed a Form SD and a Conflict Minerals Report as an exhibit thereto for the 2016 calendar year reporting period.  In accordance with OECD Guidance and the Rule, this report is available on our Investor Relations — Corporate Governance section of our website at http://investors.sonusnet.com/governance.cfm.

Due Diligence Results

Sonus contacted 100% of in-scope suppliers for the 2016 Sonus Products and received some degree of a response for approximately 96% of the supplier population surveyed. Of that 96%, approximately 90% of the suppliers provided completed responses to the survey. The large majority of the completed responses received provided conflict mineral data and a declaration at a “Company Level” (supplier/company declaration represents all the supplier’s products) or “Divisional Level” (supplier/company declaration represents all the supplier’s products from a division of the company).  As a result, we are unable to determine whether any of the Conflict Minerals reported by the suppliers were contained in specific components or parts supplied to us.

Further, while our suppliers identified certain of the smelters and refineries that provided Conflict Minerals, the responses did not provide specific information regarding the smelters or refineries of the Conflict Minerals in the particular components used in the 2016 Sonus Products.  Due to this lack of information, Sonus is unable to determine with specificity the facilities used to process those necessary Conflict Minerals or their country of origin for the 2016 Sonus Products.  Based on the responses we received from our suppliers, however, we believe the facilities used to produce the Conflict Minerals in the 2016 Sonus Products may include the smelters and refineries listed in Annex A.  In addition, based on the supplier responses, we believe the countries of origin of the Conflict Minerals in the 2016 Sonus Products may include those listed in Annex B.

Risk Mitigation Steps to be taken for 2017 Due Diligence

Sonus intends to take the following steps, as appropriate, during the next compliance period to further improve our due diligence process and results and to further mitigate the risk that our necessary Conflict Minerals benefit armed groups in the DRC or adjoining countries:

•                  Seek additional ways to improve quality and quantity of supplier response rates;

•                  Continue to work with suppliers to better educate them on the process;

•                  Continue to compare survey results to information collected via independent conflict free smelter validation programs such as the EICC/GeSI Conflict Free Smelter program;

•                  Seek to implement standard procedures for corrective action or phasing out of suppliers not found to be DRC conflict free;

•                  Continue to adhere to the OECD Guidance; and

•                  Seek to work with suppliers who use appropriate due diligence methods and have continuous monitoring of both the direct and indirect supply chain to avoid procurement or use of Conflict Minerals.

Audit

An independent private sector audit was not required for reporting year 2016.

Important Information Regarding Forward-Looking Statements

The information in this report contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, which are subject to a number of risks and uncertainties.  All statements other than statements of historical facts contained in this report, including statements in the section “Risk Mitigation Steps to be taken for 2017 Due Diligence,” are forward-looking statements.  Without limiting the foregoing, the words “anticipates”, “believes”, “could”, “estimates”, “expects”, “expectations”, “intends”, “may”, “plans”, “seeks”, “projects” and other similar language, whether in the negative or affirmative, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions.  Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict.

Sonus therefore cautions readers against undue reliance on any of these forward-looking statements.  Any forward-looking statement made by Sonus in this report speaks only as of the date of this report.  Sonus undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Documents Incorporated by Reference

Unless otherwise stated herein, any documents, third party materials or references to websites (including Sonus’) are not incorporated by reference in, or considered to be a part of, this report unless expressly incorporated by reference herein.

Annex A

We present in this report a list of smelters or refineries provided by those suppliers who completed the smelter list on our Template, to the extent reasonably determinable, and that may have provided Conflict Minerals in any of the 2016 Sonus Products.  The table below includes only facilities, to the extent known, that have been validated by the CFSI as facilities that are certified Conflict-Free or are listed on the Template as a “known smelters or refineries”.  Smelters and refineries that are denoted with an asterisk (*) in the table below have received a “conflict free” designation from an independent third party audit program.

Metal	Smelter_Name	Smelter_Country
Gold (Au)	5N Plus	UNITED KINGDOM
Gold (Au)	ABC	ALBANIA
Gold (Au)	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA
Gold (Au)	Acade Metals Co., LTD.	CHINA
Gold (Au)	Acade Noble Metal (Zhao Yuan) Corporation	CHINA
Gold (Au)	Academy Precious Metals (China) Co., Ltd.	CHINA
Gold (Au)	Advanced Chemical Company*	UNITED STATES OF AMERICA
Gold (Au)	AGoSI	GERMANY
Gold (Au)	AGR Mathey	AUSTRALIA
Gold (Au)	Aida Chemical Industries Co., Ltd.*	JAPAN
Gold (Au)	Aktobe	KAZAKHSTAN
Gold (Au)	Aktyubinsk Copper Company TOO	KAZAKHSTAN
Gold (Au)	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES
Gold (Au)	Allgemeine Gold-und Silberscheideanstalt A.G.*	GERMANY
Gold (Au)	Almalyk Mining and Metallurgical Complex (AMMC)*	UZBEKISTAN
Gold (Au)	Alpha Korea Ltd.	KOREA (REPUBLIC OF)
Gold (Au)	Alpha Korea Ltd.	UNITED STATES OF AMERICA
Gold (Au)	American Iron and Metal	CANADA
Gold (Au)	AngloGold Ashanti Córrego do Sítio Mineração*	BRAZIL
Gold (Au)	Anhui Tongling Nonferrous Metal Mining Co., Ltd.	CHINA
Gold (Au)	ANS	AUSTRALIA
Gold (Au)	ANZ (Perth Mint 4N)	AUSTRALIA
Gold (Au)	Aoki Laboratories Ltd.	CHINA
Gold (Au)	Argor-Heraeus S.A.*	SWITZERLAND
Gold (Au)	Argor-Heraeus, HONG KONG	HONG KONG
Gold (Au)	Asahi Pretec Corp.*	JAPAN
Gold (Au)	Asahi Refining Canada Ltd.*	CANADA
Gold (Au)	Asahi Refining USA Inc.*	UNITED STATES OF AMERICA
Gold (Au)	Asahi Solder Technology (Wuxi) Co. Ltd.	CHINA
Gold (Au)	Asaka Riken Co., Ltd.*	JAPAN
Gold (Au)	ASARCO LLC	UNITED STATES OF AMERICA
Gold (Au)	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold (Au)	Atotech Canada Ltd.	GERMANY
Gold (Au)	Audiua, Escardida	CHILE
Gold (Au)	AURA-II	UNITED STATES OF AMERICA
Gold (Au)	Aurubis AG*	GERMANY
Gold (Au)	Austin Powder	UNITED STATES OF AMERICA
Gold (Au)	Australia and New Zealand Banking Group Limited	AUSTRIA
Gold (Au)	Axis Material Limited	JAPAN
Gold (Au)	B. R. Industries	INDIA
Gold (Au)	Baiyin Nonferrous Metals Group Co., Inc.	CHINA
Gold (Au)	BALORE REFINERSGA	INDIA
Gold (Au)	Bangalore Refinery	INDIA
Gold (Au)	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)*	PHILIPPINES
Gold (Au)	Bangkok Assay Office Co., Ltd.	THAILAND
Gold (Au)	Bank of Switzerland	SWITZERLAND
Gold (Au)	Bao yu hua	CHINA
Gold (Au)	Batu Hijau Gold/Copper Mining	INDONESIA
Gold (Au)	Bauer Walser AG	GERMANY
Gold (Au)	Best Metais e Soldas S.A.	BRAZIL
Gold (Au)	Bestfoil Material Technology CO., LTD.	CHINA
Gold (Au)	BHP Billiton	CHILE
Gold (Au)	Boliden AB*	SWEDEN
Gold (Au)	Bolin Co., Ltd. of Xi’an Univ. of Arch. & Tech.	CHINA
Gold (Au)	Boston Metal	KOREA (REPUBLIC OF)
Gold (Au)	BRIGHT-E	CHINA
Gold (Au)	Buffalo Tungsten Inc.	CHINA
Gold (Au)	C. Hafner GmbH + Co. KG*	GERMANY
Gold (Au)	C. Uyemura & Co., Ltd.	JAPAN
Gold (Au)	C. Uyemura & Co., Ltd.	UNITED STATES OF AMERICA
Gold (Au)	Caridad	MEXICO
Gold (Au)	CCR Refinery - Glencore Canada Corporation*	CANADA
Gold (Au)	Cendres + Métaux S.A.	SWITZERLAND
Gold (Au)	Central Bank of the DPR of Korea	KOREA (REPUBLIC OF)
Gold (Au)	CHALCO Yunnan Copper Co. Ltd.	CHINA
Gold (Au)	CHANGCHENG GOLD AND SILVER REFINERY CO., LTD.	CHINA
Gold (Au)	Changsanjiao Elc.	CHINA
Gold (Au)	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Gold (Au)	Changzhou Chemical Research Institute Co., Ltd.	CHINA
Gold (Au)	Changzhou Mingfeng Hardware Connector Factory	CHINA
Gold (Au)	Chaozhou Xianglu Tungsten Industry Co., Ltd.	CHINA
Gold (Au)	Cheng Yang	TAIWAN, PROVINCE OF CHINA
Gold (Au)	Chengfeng Metals Co Pte Ltd.	CHINA
Gold (Au)	CHENGGONG TECHNOLOGY CO., LTD.	UZBEKISTAN
Gold (Au)	Chenzhou Mining Group	CHINA
Gold (Au)	Cheong Hing Refinery Works Ltd.	CHINA
Gold (Au)	Cheong Hing Refinery Works Ltd.	HONG KONG
Gold (Au)	Chernan Technology Co., Ltd.	CHINA

Gold (Au)	Chi Golddeal	CHINA
Gold (Au)	Chi Sino-Platinum Metals Co., Ltd.	CHINA
Gold (Au)	Chia Tai Company Limited	CHINA
Gold (Au)	Chia Tai Metal Craft Products Co., Ltd.	CHINA
Gold (Au)	Chimet S.p.A.*	ITALY
Gold (Au)	China Sino-Platinum Metals Co., Ltd.	CHINA
Gold (Au)	China Gold International Resources Corp. Ltd.	CHINA
Gold (Au)	China Golddeal Investment Co., Ltd.	CHINA
Gold (Au)	China Minmetals Corporation	CHINA
Gold (Au)	China National Gold Group Corporation	CHINA
Gold (Au)	China National Non Ferrous	CHINA
Gold (Au)	China Rare Metal Material Co., Ltd.	CHINA
Gold (Au)	China Steel Corporation	TAIWAN, PROVINCE OF CHINA
Gold (Au)	China’s Shandong Gold Mining Co., Ltd.	CHINA
Gold (Au)	Chinese Government	CHINA
Gold (Au)	CHIN-LEEP ENTERPRISE CO., LTD.	TAIWAN, PROVINCE OF CHINA
Gold (Au)	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Gold (Au)	Chroma New Material Corp.	TAIWAN, PROVINCE OF CHINA
Gold (Au)	Chugai Mining	JAPAN
Gold (Au)	CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Gold (Au)	Codelco	CHILE
Gold (Au)	Colt Refining & Recycling	UNITED STATES OF AMERICA
Gold (Au)	Conghua Tantalum and Niobium Smeltry	CHINA
Gold (Au)	COOKSON SEMPSA	SPAIN
Gold (Au)	Cooper Santa	BRAZIL
Gold (Au)	Cooperativa Dos Fundidores De Cassiterita Da Amazonia Ltda.	BRAZIL
Gold (Au)	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL
Gold (Au)	CORE PMG	GERMANY
Gold (Au)	CRM Synergies	BRAZIL
Gold (Au)	CV Serumpun Sebalai	INDONESIA
Gold (Au)	CWB Materials Inc.	UNITED STATES OF AMERICA
Gold (Au)	DA HONG	TAIWAN, PROVINCE OF CHINA
Gold (Au)	Daejin Indus Co., Ltd.*	KOREA (REPUBLIC OF)
Gold (Au)	DaeryongENC	KOREA (REPUBLIC OF)
Gold (Au)	Danyang Huaxing Metal Material Co. Ltd.	CHINA
Gold (Au)	Daye Non-Ferrous Metals Mining Ltd.	CHINA
Gold (Au)	Dayu Weiliang Tungsten Co., Ltd.	CHINA
Gold (Au)	Deep Rich Material Technology Co., Ltd.	CHINA
Gold (Au)	Degussa	GERMANY
Gold (Au)	DER KAE ENTERPRLSE.CO	UZBEKISTAN
Gold (Au)	DODUCO GmbH*	GERMANY
Gold (Au)	Dongguan Cameroon Chemical Materials Co., Ltd.	CHINA
Gold (Au)	Dongguan City Stender Sub Materials Co., Ltd.	CHINA
Gold (Au)	Dongguan City Thousand Island Metal Foil Co., Ltd.	CHINA
Gold (Au)	Dongguan City Up Another Metal Copper Processing Plant	CHINA
Gold (Au)	Dong’guan Dong wu Violent-toxic Chemical Products Co., Ltd.	CHILE
Gold (Au)	Dong’guan Dong wu Violent-toxic Chemical Products Co., Ltd.	CHINA
Gold (Au)	Dongguan Dongxu metal Surface Handle Co., Ltd.	CHINA
Gold (Au)	Dongguan Orient Surface Treatment Co., Ltd.	CHINA
Gold (Au)	Dongguan Solme Hardware Co., Ltd.	CHINA
Gold (Au)	Dongguan Standard Electronic Material Co., Ltd.	CHINA
Gold (Au)	Dongguan Tangxia	CHINA
Gold (Au)	Dongguan Xuebuyuan	CHINA
Gold (Au)	DONGGUANG JINNJI PRECISION DIE MACHINE INC.	CHINA
Gold (Au)	Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	CHINA
Gold (Au)	Dong-Wo Co., Ltd.	CHINA
Gold (Au)	Dosung Metal	KOREA (REPUBLIC OF)
Gold (Au)	Dowa*	JAPAN
Gold (Au)	DRW	UNITED STATES OF AMERICA
Gold (Au)	DS Force Shop	JAPAN
Gold (Au)	DSC (Do Sung Corporation)*	KOREA (REPUBLIC OF)
Gold (Au)	Dujinshui Zhihuan Fanying	CHINA
Gold (Au)	Duoluoshan	CHINA
Gold (Au)	DUOXIN	CHINA
Gold (Au)	East Jinding High-tech Materials	CHINA
Gold (Au)	EBARA-UDYLITE	CHINA
Gold (Au)	E-CHEM ENTERPRISE CORP.	CHINA
Gold (Au)	E-CHEM ENTERPRISE CORP.	TAIWAN, PROVINCE OF CHINA
Gold (Au)	Eco-System Recycling Co., Ltd.*	JAPAN
Gold (Au)	Edison plating technology CO., LTD.	CHINA
Gold (Au)	Eldorado Gold Corporation	CANADA
Gold (Au)	Electrometals	UNITED STATES OF AMERICA
Gold (Au)	Elemetal Refining, LLC*	UNITED STATES OF AMERICA
Gold (Au)	Emirates Gold DMCC*	UNITED ARAB EMIRATES
Gold (Au)	Empresa Metalúrgica Vinto	BOLIVIA (PLURINATIONAL STATE OF)
Gold (Au)	Engelhard London	UNITED KINGDOM
Gold (Au)	Enthone Inc.	UNITED STATES OF AMERICA
Gold (Au)	ENTHONE OMI	UNITED STATES OF AMERICA
Gold (Au)	ERCEI	FRANCE

Gold (Au)	ESG Edelmetallservice GmbH & Co. KG	GERMANY
Gold (Au)	Estanho de Rondônia S.A.	BRAZIL
Gold (Au)	Ethiopian Mineral Development Share Company	ETHIOPIA
Gold (Au)	Faggi Enrico S.p.A.	ITALY
Gold (Au)	Feinhütte Halsbrücke GmbH	GERMANY
Gold (Au)	Fenix Metals	POLAND
Gold (Au)	Ferro Corporation	UNITED STATES OF AMERICA
Gold (Au)	Fidelity Printers and Refiners Ltd.	ZIMBABWE
Gold (Au)	Five Gold Steel Material Processing Dongguan Tangxia Re- Sho	CHINA
Gold (Au)	Foreign Mining Industry	JAPAN
Gold (Au)	Fort Wayne Wire Die, Inc.	UNITED STATES OF AMERICA
Gold (Au)	Foxconn Electronics Inc.	CHINA
Gold (Au)	Foxconn Electronics Inc.	TAIWAN, PROVINCE OF CHINA
Gold (Au)	Fuji Metal Mining Corp.	JAPAN
Gold (Au)	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Gold (Au)	FURUKAWA CO., LTD.	JAPAN
Gold (Au)	FURUKAWA ELECTRIC	JAPAN
Gold (Au)	G.L.D	KOREA (REPUBLIC OF)
Gold (Au)	Gannon & Scott	UNITED STATES OF AMERICA
Gold (Au)	Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA
Gold (Au)	Gansu-based Baiyin Nonferrous Metals Corporation (BNMC)	CHINA
Gold (Au)	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Gold (Au)	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA
Gold (Au)	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Gold (Au)	Gauteng Refinery	SOUTH AFRICA
Gold (Au)	Geib Refining Corporation*	UNITED STATES OF AMERICA
Gold (Au)	GEJIU GOLD SMELTER MINERALS CO., LTD.	CHINA
Gold (Au)	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Gold (Au)	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Gold (Au)	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Gold (Au)	Gejiu Zili Mining & Smelting Co., Ltd.	CHINA
Gold (Au)	General Iken	SWITZERLAND
Gold (Au)	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA
Gold (Au)	Gold and Siver Refining Strokes Ltd.	CHINA
Gold (Au)	Gold Mining in Shandong (Laizhou) Limited Company	CHINA
Gold (Au)	Gold Shousha	JAPAN
Gold (Au)	Gold Trading Company	CHINA
Gold (Au)	Gold Trading Company	JAPAN
Gold (Au)	Gong An Ju	CHINA
Gold (Au)	Goodway	UNITED STATES OF AMERICA
Gold (Au)	Government (Police Dept.)	CHINA
Gold (Au)	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA
Gold (Au)	Grillo Handel	GERMANY
Gold (Au)	Guang Dong Jin Ding Advanced Materials Co., Ltd.	CHINA
Gold (Au)	Guangdong Gaoyao Co.	CHINA
Gold (Au)	Guangdong Gold Ding New Material Co., Ltd.	CHINA
Gold (Au)	GUANGDONG HUA JIAN TRADE DO., LTD.	CHINA
Gold (Au)	Guangdong Jin Xian Gao Xin Cai Liao Gong Si	CHINA
Gold (Au)	Guangdong Jinding Gold Limited	CHINA
Gold (Au)	Guangdong Macro Jin Precious Metal Smelting Plant	CHINA
Gold (Au)	Guangdong MingFa Precious Metal Co., Ltd.	CHINA
Gold (Au)	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
Gold (Au)	Guangxi HUAXI Group Co. Ltd.	CHINA
Gold (Au)	Guangxi Pinggui PGMA Co. Ltd.	CHINA
Gold (Au)	Guangxi Pinggui PGMS Co Ltd.	CHINA
Gold (Au)	GuangZHou Jin Ding	CHINA
Gold (Au)	Guangzhou King’s High-tech Materials	CHINA
Gold (Au)	Guangzhou Solderwell Advanced Materials Co., Ltd.	CHINA
Gold (Au)	Guixi Smelting Plant	CHINA
Gold (Au)	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA
Gold (Au)	GWO CHERN INDUSTRIAL CO., LTD.	TAIWAN, PROVINCE OF CHINA
Gold (Au)	H. DRIJFHOUT & ZOON-AMSTERDAM-MELTERS (within octagon)	NETHERLANDS
Gold (Au)	H.C. Starck GmbH	GERMANY
Gold (Au)	HAI RONG METAL PRODUCTS LTD.	CHINA
Gold (Au)	Hana-High Metal	MALAYSIA
Gold (Au)	Hanan Middle Plain Gold Smelt	CHINA
Gold (Au)	Hang Seng Technology	CHINA
Gold (Au)	Hang Technology	CHINA
Gold (Au)	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Gold (Au)	Hanhua Jinshu	CHINA
Gold (Au)	Harima Refinery	JAPAN
Gold (Au)	Harmony Gold Mining Company Limited	SOUTH AFRICA
Gold (Au)	Hawkins, Inc.	UNITED STATES OF AMERICA
Gold (Au)	Heesung Catalysts Corp.	KOREA (REPUBLIC OF)
Gold (Au)	HEESUNG METAL Ltd.	AUSTRALIA
Gold (Au)	HEESUNG METAL Ltd.	KOREA (REPUBLIC OF)
Gold (Au)	Heimerdinger	GERMANY
Gold (Au)	Heimerle + Meule GmbH*	GERMANY
Gold (Au)	Hen San Men Xia	CHINA

Gold (Au)	Henan Lingbao Jinyuan Mining Co., Ltd.	CHINA
Gold (Au)	Henan Middle Plain Gold Smelter	CHINA
Gold (Au)	HENAN PROVINCE IN GOLD INVESTMENT MANAGEMENT LTD.	CHINA
Gold (Au)	Henan Province Sanmenxia City Gold Smelter	CHINA
Gold (Au)	Henan San Men Xia	CHINA
Gold (Au)	Henan Sanmenxia Lingbao City, Jinyuan Mining	CHINA
Gold (Au)	Henan Yuguang Gold and Lead Co., Ltd.	CHINA
Gold (Au)	Henan Zhongyuan Gold Refinery Co., Ltd.	CHINA
Gold (Au)	Henan Zhongyuan Gold Smelter Co., Ltd.	CHINA
Gold (Au)	Henan Zhongyuan Gold Smelter of Zhongjin Gold Co. Ltd.	CHINA
Gold (Au)	Heraeus Electronic Materials Philippines, Inc.	HONG KONG
Gold (Au)	Heraeus Electro-Nite Canada Ltd.	UNITED STATES OF AMERICA
Gold (Au)	Heraeus GmbH	CANADA
Gold (Au)	Heraeus Group	UNITED STATES OF AMERICA
Gold (Au)	Heraeus Ltd. Hong Kong	CHINA
Gold (Au)	Heraeus Material Technology	UNITED STATES OF AMERICA
Gold (Au)	Heraeus Materials Singapore Pte. Ltd.	SINGAPORE
Gold (Au)	Heraeus Oriental HiTec Co., Ltd.	KOREA (REPUBLIC OF)
Gold (Au)	Heraeus Precious Metals GmbH & Co. KG*	GERMANY
Gold (Au)	Heraeus Precious Metals North America	GERMANY
Gold (Au)	Heraeus Precious Metals North America (HPMN)	UNITED STATES OF AMERICA
Gold (Au)	HERAEUS PRECIOUS METALS NORTH AMERICA CONSHOHOCKEN LLC	UNITED STATES OF AMERICA
Gold (Au)	Heraeus ShinEtsu Quartz China Inc.	CHINA
Gold (Au)	Heraeus Zhaoyuan Changshu Electronic Materials Co., Ltd.	CHINA
Gold (Au)	Heraeus Zhaoyuan Precious Metal Materials Co., Ltd.	CHINA
Gold (Au)	HERA-KOREA	KOREA (REPUBLIC OF)
Gold (Au)	HeTai Gold Mineral GuangDong Ltd. Co.	CHINA
Gold (Au)	High Quality Technology Co., Ltd.	CHINA
Gold (Au)	Hiroshima East Jinding Tech Materials	CHINA
Gold (Au)	Hishikari Mine	JAPAN
Gold (Au)	Hitachi Metals, Ltd.	JAPAN
Gold (Au)	HMG	GERMANY
Gold (Au)	HML Hathaways Limited	CHINA
Gold (Au)	HON HAI PRECISION IN	TAIWAN, PROVINCE OF CHINA
Gold (Au)	Hon Shen Co. Ltd.	TAIWAN, PROVINCE OF CHINA
Gold (Au)	Hong Da Qiu	CHINA
Gold (Au)	HONGQIAO METAL	CHINA
Gold (Au)	Hon-Hai	TAIWAN, PROVINCE OF CHINA
Gold (Au)	Honorable Hardware Craft Product Limited Company	CHINA
Gold (Au)	Hop Hing Electroplating Company Zhejiang	CHINA
Gold (Au)	Horne Smelter	CANADA
Gold (Au)	House of Currency of Brazil (Casa da Moeda do Brazil)	BRAZIL
Gold (Au)	HS Metal Co., Ltd.	KOREA (REPUBLIC OF)
Gold (Au)	Huanggang Tongding Metal Materials Co., Ltd.	CHINA
Gold (Au)	Huichang Jinshunda Tin Co., Ltd.	CHINA
Gold (Au)	Huichang Shun Tin Kam Industries, Ltd.	CHINA
Gold (Au)	Huizhou Baoyuhua Electronics CO., LTD.	CHINA
Gold (Au)	Hunan Chenzhou Mining Co., Ltd.	CHINA
Gold (Au)	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Gold (Au)	Hundsun Technology	CHINA
Gold (Au)	Hung Cheong Metal Manufacturing Limited	CHINA
Gold (Au)	Hutti Gold Mines Company Ltd.	INDIA
Gold (Au)	Hutti Gold Mines Limited (HGML)	INDIA
Gold (Au)	HwaSeong CJ Co., Ltd.	KOREA (REPUBLIC OF)
Gold (Au)	Hyundai-Steel	KOREA (REPUBLIC OF)
Gold (Au)	Hzjinglong	CHINA
Gold (Au)	IBF IND Brasileira de Ferrolligas Ltda.	BRAZIL
Gold (Au)	ICBC	CHINA
Gold (Au)	IMPAG AG	SWITZERLAND
Gold (Au)	Indonesian State Tin Corp.	INDONESIA
Gold (Au)	Industrias Penoles S.A.B. DE CV.	MEXICO
Gold (Au)	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.*	CHINA
Gold (Au)	Inovan GmbH & Co. KG	GERMANY
Gold (Au)	Ishifuku Kinzoku Kougyo Souka Kojyo	JAPAN
Gold (Au)	Ishifuku Metal Industry Co., Ltd.*	JAPAN
Gold (Au)	ISLAND GOLD REFINERY	CHINA
Gold (Au)	Istanbul Gold Refinery*	TURKEY
Gold (Au)	Jada Electronics Ltd.	JAPAN
Gold (Au)	Japan Mint*	JAPAN
Gold (Au)	Japan Pure Chemical Co., Ltd.	JAPAN
Gold (Au)	JCC	CHINA
Gold (Au)	Jia Lung Corp.	TAIWAN, PROVINCE OF CHINA
Gold (Au)	Jiangsu Sue large special chemical reagent Co., LTD.	CHINA
Gold (Au)	Jiangxi Copper Co., Ltd.*	CHINA
Gold (Au)	Jiangxi Tungsten Industry Group Co. Ltd.	CHINA
Gold (Au)	Jiangxi Yichun Ta/Nb Ltd.	CHINA
Gold (Au)	Jiangxi Zhaojin Lai Fook Precious Metals Corporation	CHINA
Gold (Au)	Jie Sheng	CHINA
Gold (Au)	Jin Dong Heng	CHINA

Gold (Au)	Jin Jinyin Refining Company Limited	CHINA
Gold (Au)	Jinchang	TAIWAN, PROVINCE OF CHINA
Gold (Au)	Jinfeng Gold Mine Smelter	CHINA
Gold (Au)	Jinlong Copper Co., Ltd.	CHINA
Gold (Au)	JINSUNG METAL CORP.	KOREA (REPUBLIC OF)
Gold (Au)	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Gold (Au)	Johnson Matthey & Brandenberger AG	SWITZERLAND
Gold (Au)	Johnson Matthey Canada	CANADA
Gold (Au)	Johnson Matthey Hong Kong Ltd.	CHINA
Gold (Au)	Johnson Matthey Inc.	UNITED STATES OF AMERICA
Gold (Au)	Johnson Matthey Limited	CANADA
Gold (Au)	Johnson Matthey Pacific Limited	HONG KONG
Gold (Au)	JSC “Aurat”	RUSSIAN FEDERATION
Gold (Au)	JSC Ekaterinburg Non-Ferrous Metal Processing Plant*	RUSSIAN FEDERATION
Gold (Au)	JSC Uralelectromed*	RUSSIAN FEDERATION
Gold (Au)	JX Nippon Mining & Metals Co., Ltd.*	JAPAN
Gold (Au)	K.A.Rasmussen as	NORWAY
Gold (Au)	Kai Unita Trade Limited Liability Company	CHINA
Gold (Au)	Kaloti Precious Metals	UNITED ARAB EMIRATES
Gold (Au)	Kanfort Industrial (Yantai) Co., Ltd.	CHINA
Gold (Au)	KanfortGroup Holding Limited	CHINA
Gold (Au)	Kangqiang Electronics Co., Ltd.	CHINA
Gold (Au)	Kanto Denka Kogyo Co., Ltd.	JAPAN
Gold (Au)	Kazakhmys Smelting LLC	KAZAKHSTAN
Gold (Au)	Kazzinc*	KAZAKHSTAN
Gold (Au)	Kee Shing Industrial Products Ltd.	CHINA
Gold (Au)	Kee Shing Industrial Products Ltd.	HONG KONG
Gold (Au)	Kennametal Fallon	UNITED STATES OF AMERICA
Gold (Au)	Kennecott Utah Copper LLC*	UNITED STATES OF AMERICA
Gold (Au)	KGHM Polska Miedź Spółka Akcyjna	POLAND
Gold (Au)	Kim Lai Fook Smelting Corporation	CHINA
Gold (Au)	KOBA	INDONESIA
Gold (Au)	Kojima Chemicals Co., Ltd.*	JAPAN
Gold (Au)	Kojima Kagaku Kogyo K.K.	JAPAN
Gold (Au)	Korea Metal Co., Ltd.	KOREA (REPUBLIC OF)
Gold (Au)	Korea Zinc Co., Ltd.*	KOREA (REPUBLIC OF)
Gold (Au)	Kosak Seiren	JAPAN
Gold (Au)	KOVOHUTĚ PŘÍBRAM NÁSTUPNICKÁ, A.S.	CZECH REPUBLIC
Gold (Au)	Kuan Shuo Ind. Co. Ltd.	TAIWAN, PROVINCE OF CHINA
Gold (Au)	Kunshan Jinli Chemical Industry Reagents Co., Ltd.	CHINA
Gold (Au)	Kunshan Xin Tong Ding Metal Material Co., Ltd.	CHINA
Gold (Au)	KYOCERA Corporation	JAPAN
Gold (Au)	Kyrgyzaltyn JSC*	KYRGYZSTAN
Gold (Au)	La Caridad	MEXICO
Gold (Au)	L’azurde Company For Jewelry	SAUDI ARABIA
Gold (Au)	Lee Iken	SWITZERLAND
Gold (Au)	LEYBOLD CO., LTD.	JAPAN
Gold (Au)	LG-Nikko	KOREA (REPUBLIC OF)
Gold (Au)	Lian Chi Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold (Au)	Lian Xing Plating Factory	CHINA
Gold (Au)	Lianqi Plating Ltd.	TAIWAN, PROVINCE OF CHINA
Gold (Au)	LiBaoJia	CHINA
Gold (Au)	LIFU PRECIOUS METALS COMPANY LIMITED	CHINA
Gold (Au)	Lingbao Gold Co., Ltd.	CHINA
Gold (Au)	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
Gold (Au)	Linglong Gold Mine	CHINA
Gold (Au)	Linwu Xianggui Ore Smelting Co., Ltd.	CHINA
Gold (Au)	Linwu Xianggui Smelter Co.	CHINA
Gold (Au)	Linxens France	FRANCE
Gold (Au)	Littelfuse	UNITED STATES OF AMERICA
Gold (Au)	Liuzhhou China Tin	CHINA
Gold (Au)	London Bullion Market Association	UNITED KINGDOM
Gold (Au)	London Bullion Market Association	UNITED STATES OF AMERICA
Gold (Au)	LS-NIKKO Copper Inc.*	KOREA (REPUBLIC OF)
Gold (Au)	LUOMENHASI	CHINA
Gold (Au)	Luoyang Kewei Molybdenum & Tungsten Co., Ltd.	CHINA
Gold (Au)	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA
Gold (Au)	Luoyang Zijin Yinhui Gold Smelting	CHINA
Gold (Au)	Luoyang Zijin Yinhui Metal Smelt Co. Ltd.	CHINA
Gold (Au)	Macderlun	CHINA
Gold (Au)	MaiTeLong	CHINA
Gold (Au)	Malaysia Smelting Corporation (MSC)	MALAYSIA
Gold (Au)	Malaysian Electronics Materials Sdn. Bhd.	MALAYSIA
Gold (Au)	Marsan	BRAZIL
Gold (Au)	Martin Lienhard	GERMANY
Gold (Au)	Material Technology Co., Ltd. Shenzhen Fu Chun	JAPAN
Gold (Au)	Materials Eco-Refining Co., Ltd.	JAPAN
Gold (Au)	Materion*	UNITED STATES OF AMERICA
Gold (Au)	Matsuda Sangyo Co., Ltd.*	JAPAN

Gold (Au)	Mead Metals, Inc.	UNITED STATES OF AMERICA
Gold (Au)	Metahub Industries Sdn. Bhd.	MALAYSIA
Gold (Au)	Metalli Preziosi S.p.A.	ITALY
Gold (Au)	Metallic Resources, Inc.	UNITED STATES OF AMERICA
Gold (Au)	Metallo-Chimique N.V.	BELGIUM
Gold (Au)	Metallurgical Products India Pvt., Ltd.	INDIA
Gold (Au)	Metalor Coatings (Shanghai) Co. Ltd.	CHINA
Gold (Au)	Metalor Coatings (Taiwan) Corporation	HONG KONG
Gold (Au)	Metalor Germany	GERMANY
Gold (Au)	Metalor Switzerland	SWITZERLAND
Gold (Au)	Metalor Technologies (France) S.A.S	FRANCE
Gold (Au)	Metalor Technologies (Hong Kong) Ltd.*	CHINA
Gold (Au)	Metalor Technologies (Japan) Corporation	JAPAN
Gold (Au)	Metalor Technologies (Singapore) Pte., Ltd.*	SINGAPORE
Gold (Au)	Metalor Technologies (Suzhou) Ltd.*	CHINA
Gold (Au)	Metalor Technologies S.A.*	SWITZERLAND
Gold (Au)	Metalor USA Refining Corporation*	UNITED STATES OF AMERICA
Gold (Au)	Metalúrgica Met-Mex Peñoles S.A. De C.V.*	MEXICO
Gold (Au)	Met-Mex Penoles, S.A.	MEXICO
Gold (Au)	Micronas	GERMANY
Gold (Au)	Mineração Taboca S.A.	BRAZIL
Gold (Au)	Ming Li Jia Smelt Metal Factory	CHINA
Gold (Au)	Minsur	PERU
Gold (Au)	Mits-Tec (Shanghai) Co. Ltd.	CHINA
Gold (Au)	Mitsubishi Materials Corporation*	JAPAN
Gold (Au)	MITSUI & CO. PRECIOUS METALS INC. HONG KONG BRANCH	CHINA
Gold (Au)	Mitsui & Co. Precious Metals Inc. Hong Kong Branch	HONG KONG
Gold (Au)	Mitsui & Co. Precious Metals, Inc.	CHINA
Gold (Au)	Mitsui Kinzoku Co. Ltd. Takehara Seirenjyo	JAPAN
Gold (Au)	Mitsui Mining & Smelting	HONG KONG
Gold (Au)	Mitsui Mining and Smelting Co., Ltd.*	JAPAN
Gold (Au)	Mitsui Sumitomo Metal Mining Brass & Copper Co., Ltd.	JAPAN
Gold (Au)	MK Electron Co., Ltd.	KOREA (REPUBLIC OF)
Gold (Au)	MMTC-PAMP India Pvt., Ltd.*	INDIA
Gold (Au)	Monopoly Ltd. Zhuhai Toxic Materials	CHINA
Gold (Au)	Mori Silver	JAPAN
Gold (Au)	Morigin Co., Ltd.	JAPAN
Gold (Au)	Morigin Company	JAPAN
Gold (Au)	Morris and Watson	NEW ZEALAND
Gold (Au)	Moscow Special Alloys Processing Plant*	RUSSIAN FEDERATION
Gold (Au)	MPF	FRANCE
Gold (Au)	N.E. CHEMCAT Corporation	JAPAN
Gold (Au)	Nadir Metal Rafineri San. Ve Tic. A.Ş.*	TURKEY
Gold (Au)	Nanchang Cemented Carbide Limited Liability Company	CHINA
Gold (Au)	NANCHUANGSHENGHUA NON-FERROUS MEATAL ALLOY FACTORY	CHINA
Gold (Au)	Nathan Trotter & Co., Inc.	UNITED STATES OF AMERICA
Gold (Au)	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold (Au)	Nbaic	CHINA
Gold (Au)	Nihama Nickel Refinery	JAPAN
Gold (Au)	Nihon Genma MFG Co., Ltd.	THAILAND
Gold (Au)	Nihon Material Co., Ltd.*	JAPAN
Gold (Au)	NIHON SUPERIOR CO., LTD.	JAPAN
Gold (Au)	Niihama Nickel Refinery	JAPAN
Gold (Au)	Ningbo Kangqiang Electronic Co., Ltd.	CHINA
Gold (Au)	Ningbo Yinzhou Ningbo of Precious Metal Recycling Plant	CHINA
Gold (Au)	Ninghua Xingluokeng Tungsten Mine Co., Ltd.	CHINA
Gold (Au)	NIPPON MICROMETAL CORPORATION	JAPAN
Gold (Au)	Nippon Mining & Metals Co., Ltd.	JAPAN
Gold (Au)	Nishihara Science and Engineering	JAPAN
Gold (Au)	NISSIN CHEMICAL CO, LTD.	JAPAN
Gold (Au)	Nissin Kasei Co., Ltd.	JAPAN
Gold (Au)	Nittetsu Mining Co., Ltd.	JAPAN
Gold (Au)	NMC	PHILIPPINES
Gold (Au)	Norddeutsche Affinererie AG	GERMANY
Gold (Au)	Norsun Circuited Enterprise Co. Ltd.	CHINA
Gold (Au)	Novoi	UZBEKISTAN
Gold (Au)	NTET, Thailand	THAILAND
Gold (Au)	Nyrstar	AUSTRALIA
Gold (Au)	Nyrstar	UNITED STATES OF AMERICA
Gold (Au)	OGM	SINGAPORE
Gold (Au)	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH*	AUSTRIA
Gold (Au)	Ohio Precious Metals, LLC	UNITED STATES OF AMERICA
Gold (Au)	Ohura Precious Metal Industry Co., Ltd.*	JAPAN
Gold (Au)	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastsvetmet)*	RUSSIAN FEDERATION
Gold (Au)	OJSC Kolyma Refinery	RUSSIAN FEDERATION
Gold (Au)	OJSC Novosibirsk Refinery*	RUSSIAN FEDERATION
Gold (Au)	OMRON Corporation／SHINDENGEN Corporation	JAPAN
Gold (Au)	OMSA	BOLIVIA (PLURINATIONAL STATE OF)
Gold (Au)	OPM	UNITED STATES OF AMERICA

Gold (Au)	Orelec	FRANCE
Gold (Au)	O-WELL GERAMANY GmbH	GERMANY
Gold (Au)	PAMP S.A.*	SWITZERLAND
Gold (Au)	Pan Pacific Copper Co Ltd.	JAPAN
Gold (Au)	Pan-billed traffic Copper Co., Ltd.	JAPAN
Gold (Au)	Penglai Penggang Gold Industry Co., Ltd.	CHINA
Gold (Au)	Perth Mint	AUSTRALIA
Gold (Au)	Perusahaan Sadur Timah Malaysia (PERSTIMA) Berhad	MALAYSIA
Gold (Au)	Philippine Associated Smelting and Refining Corporation	PHILIPPINES
Gold (Au)	Ping-Yi Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold (Au)	PJ-USA	UNITED STATES OF AMERICA
Gold (Au)	Plansee SE Reutte	AUSTRIA
Gold (Au)	PMEC Guangdong Precious Metals Exchange	CHINA
Gold (Au)	Pogo Gold Mine	UNITED STATES OF AMERICA
Gold (Au)	Poongsan Corporation	KOREA (REPUBLIC OF)
Gold (Au)	POSCO	KOREA (REPUBLIC OF)
Gold (Au)	POSCO DAEWOO	KOREA (REPUBLIC OF)
Gold (Au)	Power & Signal Group	BRAZIL
Gold (Au)	Precious Metal Sales	UNITED STATES OF AMERICA
Gold (Au)	Prioksky Plant of Non-Ferrous Metals*	RUSSIAN FEDERATION
Gold (Au)	PSB	CHINA
Gold (Au)	PT Aneka Tambang (Persero) Tbk*	INDONESIA
Gold (Au)	PT Artha Cipta Langgeng	INDONESIA
Gold (Au)	PT Babel Surya Alam Lestari	INDONESIA
Gold (Au)	PT DS Jaya Abadi	INDONESIA
Gold (Au)	PT DS Jaya Abadi	JAPAN
Gold (Au)	PT Fang Di MulTindo	INDONESIA
Gold (Au)	PT H.P. Metals Indonesia	INDONESIA
Gold (Au)	PT Indra Eramult Logam Industri	INDONESIA
Gold (Au)	PT Panca Mega Persada	INDONESIA
Gold (Au)	PT Pelat Timah Nusantara Tbk	INDONESIA
Gold (Au)	PT Stanindo Inti Perkasa	INDONESIA
Gold (Au)	PT Tambang Timah	INDONESIA
Gold (Au)	PT Timah (Persero) Tbk Mentok	INDONESIA
Gold (Au)	PT Tinindo Inter Nusa	INDONESIA
Gold (Au)	PT Yinchendo Mining Industry	INDONESIA
Gold (Au)	PUBLIC SECURITY BUREAU UNIFIED PURCHASE	CHINA
Gold (Au)	PX Précinox S.A.*	SWITZERLAND
Gold (Au)	PYNMAX Technology CO., LTD.	TAIWAN, PROVINCE OF CHINA
Gold (Au)	Qualitek Delta Philippines	PHILIPPINES
Gold (Au)	Rahman Hydraulic Tin Sdn. Bhd.	MALAYSIA
Gold (Au)	Rand Refinery (Pty) Ltd.*	SOUTH AFRICA
Gold (Au)	Realized the enterprise Co., Ltd.	CHINA
Gold (Au)	RedRing Solder Sdn. Bhd.	MALAYSIA
Gold (Au)	Redsun Metal Ind. Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold (Au)	Remondis Argentia B.V.	NETHERLANDS
Gold (Au)	Republic Metals Corporation*	UNITED STATES OF AMERICA
Gold (Au)	Riotinto	UNITED STATES OF AMERICA
Gold (Au)	Ritchie Trick(Changshu) Sub Materials Co., Ltd.	CHINA
Gold (Au)	Rohm and Haas	CHINA
Gold (Au)	Rohm and Haas	SINGAPORE
Gold (Au)	Rongda	CHINA
Gold (Au)	Royal Canadian Mint*	CANADA
Gold (Au)	Rui Sheng	INDONESIA
Gold (Au)	SA Precious Metals	SOUTH AFRICA
Gold (Au)	SAAMP	FRANCE
Gold (Au)	Sabin Metal Corp.	UNITED STATES OF AMERICA
Gold (Au)	Safimet Spa	ITALY
Gold (Au)	SAFINA A.S.	CZECH REPUBLIC
Gold (Au)	Saganoseki Smelter & Refinery	JAPAN
Gold (Au)	Saijyo, Ehime, JAPAN	JAPAN
Gold (Au)	Saint Chemical Industrial Raw Materials	CHINA
Gold (Au)	Samduck Precious Metals*	KOREA (REPUBLIC OF)
Gold (Au)	Samhwa Non-ferrorus Metal Ind. Co. Ltd.	KOREA (REPUBLIC OF)
Gold (Au)	SAMWON Metals Corp.	KOREA (REPUBLIC OF)
Gold (Au)	Sandong Zhao Jin Bullion Refinery Ltd.	CHINA
Gold (Au)	Sanmenxia HengSheng Science Technology R&D CO. LTD.	CHINA
Gold (Au)	Sanmenxia Lingbao Jinyuan Mining Co., Ltd.	CHINA
Gold (Au)	SAXONIA Edelmetalle GmbH*	GERMANY
Gold (Au)	Schloetter Co. Ltd.	UNITED KINGDOM
Gold (Au)	Schone Edelmetaal B.V.*	NETHERLANDS
Gold (Au)	SCHOOT	GERMANY
Gold (Au)	Scotiabank	HONG KONG
Gold (Au)	ScotiaMocatta	HONG KONG
Gold (Au)	ScotiaMocatta	UNITED STATES OF AMERICA
Gold (Au)	SD Gold	UNITED STATES OF AMERICA
Gold (Au)	SEMPSA Joyería Platería S.A.*	SPAIN
Gold (Au)	Sempsa JP (Cookson Sempsa)	SPAIN
Gold (Au)	Sen Silver	JAPAN

Gold (Au)	SENDANEX CHEMICAL INDUSTRY & RICHEMAX INTERNATIONAL CO., LTD.	TAIWAN, PROVINCE OF CHINA
Gold (Au)	Senju Metal Industry Co., Ltd.	JAPAN
Gold (Au)	Sewon Korea	KOREA (REPUBLIC OF)
Gold (Au)	SGE (Shanghai Gold Exchange)	CHINA
Gold (Au)	SGS BOLIVIA S.A.	BOLIVIA (PLURINATIONAL STATE OF)
Gold (Au)	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA
Gold (Au)	Shandon Jin Jinyin Refining Limited	CHINA
Gold (Au)	Shandong Gold Mine (Laizhou) Smelter Co., Ltd.	CHINA
Gold (Au)	Shandong Gold Mining (Laizhou), China’s Shangdong Gold Mining Co., Ltd.	CHINA
Gold (Au)	Shandong Guoda Gold Co., LTD.	CHINA
Gold (Au)	ShanDong Huangjin	CHINA
Gold (Au)	Shandong Humon Smelting Co., Ltd.	CHINA
Gold (Au)	Shandong Jinbao Electronics Co., Ltd.	CHINA
Gold (Au)	Shandong Jun Mai Fu	CHINA
Gold (Au)	Shandong Tarzan Bio-Gold Industry Co., Ltd.	CHINA
Gold (Au)	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA
Gold (Au)	Shandong Yanggu Xiangguang Co. Ltd.	CHINA
Gold (Au)	Shandong Zhao Jin Jituan Youxian Gongsi	CHINA
Gold (Au)	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.*	CHINA
Gold (Au)	Shandong Zhaojin Group Co., Ltd.	CHINA
Gold (Au)	Shandong Zhaoyuan	CHINA
Gold (Au)	Shandong Zhaoyuan Gold Argentine Refining Company Limited	CHINA
Gold (Au)	Shang Hai Gold Trader	CHINA
Gold (Au)	Shangai Gold Exchange	CHINA
Gold (Au)	Shangdong Humon Smelting Co., Ltd.	CHINA
Gold (Au)	Shanghai Dashou Controls Technology Co., Ltd.	CHINA
Gold (Au)	Shanghai Gold Exchange	CHINA
Gold (Au)	Shanghai Jiangxi Metals Co. Ltd.	CHINA
Gold (Au)	Shanghai Jinsha Shiye Co., Ltd.	CHINA
Gold (Au)	Shanghai KYOCERA Electronics Co., Ltd.	CHINA
Gold (Au)	Shanghai Yuanhao Surface Finishing Co. Ltd.	CHINA
Gold (Au)	Shanghai Yueqiang Metal Products Co., Ltd.	CHINA
Gold (Au)	SHANMENXIA	CHINA
Gold (Au)	Shao Xing Tian Long Tin Materials Co. LTD.	CHINA
Gold (Au)	Shengyi Technology Co., Ltd.	CHINA
Gold (Au)	SHENMAO SOLDER (Malaysia) SDN. BHD	MALAYSIA
Gold (Au)	Shenzen Fu Chun Materials Technology	CHINA
Gold (Au)	Shenzhen Baoan District Public Security Bureau	CHINA
Gold (Au)	Shenzhen Chemicals & Light Industry Co. Ltd.	CHINA
Gold (Au)	Shenzhen Fu Chun Company	CHINA
Gold (Au)	SHENZHEN FUJUN MATERIAL TECHNOLOGY CO., LTD.	CHINA
Gold (Au)	Shenzhen Hao Hardware Plastic Co., LTD.	CHINA
Gold (Au)	Shenzhen Heng Zhong Industry Co., Ltd.	CHINA
Gold (Au)	Shenzhen Hua Ao Surface Treatment Technology Co., Ltd.	CHINA
Gold (Au)	Shenzhen Jinjunwei Resource Comprehensive Development Co., Ltd.	CHINA
Gold (Au)	SHENZHEN KURIL METAL COMPANY	CHINA
Gold (Au)	SHENZHEN LIANFENG HARDWARE PLASTIC CO.,LTD-TIANLIANG PLATING FACTORY	CHINA
Gold (Au)	Shenzhen Morgan Sputtering Targets & Technology Co., Ltd.	CHINA
Gold (Au)	Shenzhen Surface Science Technology Co., Ltd.	CHINA
Gold (Au)	Shenzhen Tiancheng Chemical Co., Ltd.	CHINA
Gold (Au)	ShenZhen Urban Pubic Bureau of China	CHINA
Gold (Au)	Shenzhen Zhengtianwei Technologies	CHINA
Gold (Au)	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA
Gold (Au)	Shi Fu Metal Industrial	JAPAN
Gold (Au)	Shindong-A Co., Ltd.	KOREA (REPUBLIC OF)
Gold (Au)	SHINKO ELECTRIC INDUSTRIES (WUXI) CO., LTD.	CHINA
Gold (Au)	SHINKO ELECTRIC INDUSTRIES (WUXI) CO., LTD.	JAPAN
Gold (Au)	Shogini Technoarts Pvt. Ltd.	INDIA
Gold (Au)	Shonan Plant Tanaka Kikinzoku	JAPAN
Gold (Au)	Shunder Industry (Jiangsu) Co., Ltd.	CHINA
Gold (Au)	Sichuan Tianze Precious Metals Co., Ltd.*	CHINA
Gold (Au)	Sinasahi Solder (M) Sdn. Bhd.	MALAYSIA
Gold (Au)	Sincemat Co., Ltd.	CHINA
Gold (Au)	Sindlhauser Materials GmbH	GERMANY
Gold (Au)	Singway Technology Co., Ltd.*	TAIWAN, PROVINCE OF CHINA
Gold (Au)	Sino-Platinum Metals Corp. LTD.	CHINA
Gold (Au)	Smitomo Hishikari Mine	JAPAN
Gold (Au)	SMM	JAPAN
Gold (Au)	So Accurate Group, Inc.	UNITED STATES OF AMERICA
Gold (Au)	SOE Shyolkovsky Factory of Secondary Precious Metals*	RUSSIAN FEDERATION
Gold (Au)	Soft Metais Ltda.	BRAZIL
Gold (Au)	Sojitz Corporation	JAPAN
Gold (Au)	Soka Plant	JAPAN
Gold (Au)	SOLAR APPLIED MATERIAL TECHNOLOGY CORPORATION. GOLD MINING FACTORY.	CHINA
Gold (Au)	Solar Applied Materials Technology Corp.	CHINA
Gold (Au)	Solar Applied Materials Technology Corp.*	TAIWAN, PROVINCE OF CHINA
Gold (Au)	Solartech	CHINA
Gold (Au)	Solder Coat Co., Ltd.	JAPAN
Gold (Au)	Solor	TAIWAN, PROVINCE OF CHINA

Gold (Au)	Soochow University	CHINA
Gold (Au)	Southern Copper Corporation	MEXICO
Gold (Au)	St. Chemical Industrial Raw Material Line	TAIWAN, PROVINCE OF CHINA
Gold (Au)	STANDARD (GROUP) LTD.	CHINA
Gold (Au)	Standard Bank	HONG KONG
Gold (Au)	Stender Electronic Materials Co., Ltd.	CHINA
Gold (Au)	Stent Chemical Group Co.	CHINA
Gold (Au)	Strain DS Force Shop	JAPAN
Gold (Au)	Sudan Gold Refinery	SUDAN
Gold (Au)	Sumisho Materials Corporation	JAPAN
Gold (Au)	Sumitomo Metal Mining Co., Ltd.*	JAPAN
Gold (Au)	Sumitomo Metal Mining Oceania Pty. Ltd.	AUSTRALIA
Gold (Au)	Sumitomo Metal Mining Oceania Pty. Ltd.	JAPAN
Gold (Au)	SUNTAIN CO., LTD.	TAIWAN, PROVINCE OF CHINA
Gold (Au)	Super Dragon Environmental Technology (Suzhou) Co., Ltd.	CHINA
Gold (Au)	Super Dragon Environmental Technology (Suzhou) Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold (Au)	Super Dragon Technoloty Co. Ltd.	TAIWAN, PROVINCE OF CHINA
Gold (Au)	Suzhou Gusu Plating Co., Ltd.	CHINA
Gold (Au)	Suzhou Industrial Park in China	CHINA
Gold (Au)	SuZhou ShenChuang Recycling Ltd.	CHINA
Gold (Au)	Suzhou University	CHINA
Gold (Au)	Suzhou Xingrui Noble Metal Material Co. Ltd.	CHINA
Gold (Au)	Suzuki Kikinzoku Kako K.K.	JAPAN
Gold (Au)	Swiss METALOR Group	CHINA
Gold (Au)	Sylhan	UNITED STATES OF AMERICA
Gold (Au)	T.C.A S.p.A*	ITALY
Gold (Au)	Tai zhou chang san Jiao electron Co., Ltd.	CHINA
Gold (Au)	Taicang City Nancang Metal Material Co., Ltd.	CHINA
Gold (Au)	Taipeng	SWITZERLAND
Gold (Au)	Taiwan Total Co. Ltd.	TAIWAN, PROVINCE OF CHINA
Gold (Au)	Taizhou Chang San Jiao Electric Company	CHINA
Gold (Au)	TAIZHOU CITY LONG TRIANGLE ELECTRONICS CO., LTD.	CHINA
Gold (Au)	TAI’ZHOU CITY YANGTZE RIVER DELTA ELECTRON LTD.	CHINA
Gold (Au)	Taizhou Delta Electronics Co., Ltd.	CHINA
Gold (Au)	TAIZHOU MAYOR RIVER ELECTRON LIMITED COMPANY	CHINA
Gold (Au)	Taizhouchang San Jiao Electric Company	CHINA
Gold (Au)	Taki Chemical Co., Ltd.*	JAPAN
Gold (Au)	Tamura	JAPAN
Gold (Au)	Tanaka	JORDAN
Gold (Au)	Tanaka Denshi Kogyo K.K	JAPAN
Gold (Au)	TANAKA ELECTRONICS SINGAPORE PTE. LTD.	SINGAPORE
Gold (Au)	Tanaka Kikinzoku Group	TAIWAN, PROVINCE OF CHINA
Gold (Au)	Tanaka Kikinzoku International Co.	SINGAPORE
Gold (Au)	Tanaka Kikinzoku Kogyo K.K.*	JAPAN
Gold (Au)	Technic Inc.	UNITED STATES OF AMERICA
Gold (Au)	Tejing (Vietnam) Tungsten Co., Ltd.	VIETNAM
Gold (Au)	Telex Metals	UNITED STATES OF AMERICA
Gold (Au)	Tennant Metals	AUSTRALIA
Gold (Au)	Thaisarco	THAILAND
Gold (Au)	The Bank of Nova Scotia	HONG KONG
Gold (Au)	The Gold Smelter of Guangdong, Gao Yao He Tai Gold Mining	CHINA
Gold (Au)	The Great Wall Gold and Silver Refinery of China	CHINA
Gold (Au)	The London Bullion Market Association	UNITED KINGDOM
Gold (Au)	The Refinery of Shandong Gold Mining Co., Ltd.*	CHINA
Gold (Au)	The Swiss METALOR Group	CHINA
Gold (Au)	Tian Cheng Chemical Industry	CHINA
Gold (Au)	Tiancheng Metal Materials Co., Ltd.	CHINA
Gold (Au)	TIMAH	INDONESIA
Gold (Au)	Tin Products Manufacturing Co. Ltd.	CHINA
Gold (Au)	Tokuriki Honten Co., Ltd.*	JAPAN
Gold (Au)	Tong Ding Metal Material Co., Ltd.	CHINA
Gold (Au)	Tong Ling Jin Dian electrical technology CO. LTD.	CHINA
Gold (Au)	Tongling Nonferrous Metals Group Co., Ltd.	CHINA
Gold (Au)	TongLing Nonferrous Metals Group Holdings Co., Ltd.	CHINA
Gold (Au)	Tony Goetz NV	BELGIUM
Gold (Au)	Torecom*	KOREA (REPUBLIC OF)
Gold (Au)	Toyo Smelter & Refinery	JAPAN
Gold (Au)	Triumph Northwest	UNITED STATES OF AMERICA
Gold (Au)	Tsai Brother industries	TAIWAN, PROVINCE OF CHINA
Gold (Au)	Tsuda Sangyo Co., Ltd.	JAPAN
Gold (Au)	UBS AG Bahnhofstr.	SWITZERLAND
Gold (Au)	Umicore	NETHERLANDS
Gold (Au)	Umicore Brasil Ltda.*	BRAZIL
Gold (Au)	Umicore Galvanotechnik GmbH	GERMANY
Gold (Au)	Umicore Materials AG	SWITZERLAND
Gold (Au)	Umicore Precious Metals Refining	UNITED STATES OF AMERICA
Gold (Au)	Umicore Precious Metals Thailand*	THAILAND
Gold (Au)	Umicore S.A. Business Unit Precious Metals Refining*	BELGIUM
Gold (Au)	UNIFORCE METAL INDUSTRIAL CORP.	HONG KONG

Gold (Au)	Unit Timah Kundur PT Tambang	INDONESIA
Gold (Au)	United Precious Metal Refining, Inc.*	UNITED STATES OF AMERICA
Gold (Au)	Univertical International (Suzhou) Co., Ltd.	CHINA
Gold (Au)	Univertical International Co., Ltd.	CHINA
Gold (Au)	Uyemura USA	UNITED STATES OF AMERICA
Gold (Au)	Valcambi S.A.*	SWITZERLAND
Gold (Au)	VECTRA CO	GERMANY
Gold (Au)	VECTRA CO	SINGAPORE
Gold (Au)	VECTRA CO	UNITED STATES OF AMERICA
Gold (Au)	Viagra Di precious metals (Zhaoyuan) Co., Ltd.	CHINA
Gold (Au)	VQB Mineral and Trading Group JSC	JAPAN
Gold (Au)	W.C. Heraeus GmbH	UNITED STATES OF AMERICA
Gold (Au)	WAM Technologies Taiwan Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold (Au)	WANG TING	HONG KONG
Gold (Au)	Watanabe Electric Industry Co. Ltd	JAPAN
Gold (Au)	WATANABE PLATING	JAPAN
Gold (Au)	Wave City State Ningbo Metal Recycling Plant	CHINA
Gold (Au)	Wave City State Yong Metal Recycling Plant	CHINA
Gold (Au)	Western Australian Mint (trading as The Perth Mint)*	AUSTRALIA
Gold (Au)	Westfalenzinn	GERMANY
Gold (Au)	White Solder Metalurgia e Mineração Ltda.	BRAZIL
Gold (Au)	WIELAND Edelmetalle GmbH*	GERMANY
Gold (Au)	Wieland Metals Shanghai Ltd.	CHINA
Gold (Au)	Wieland-Werke AG	GERMANY
Gold (Au)	Williams Advanced Materials	UNITED STATES OF AMERICA
Gold (Au)	Williams Brewster	UNITED STATES OF AMERICA
Gold (Au)	Williams Gold Refining Company	CANADA
Gold (Au)	Williams/ Williams Brewster	UNITED STATES OF AMERICA
Gold (Au)	Wolfram Bergbau und Hütten AG	AUSTRIA
Gold (Au)	Worldtop	KOREA (REPUBLIC OF)
Gold (Au)	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	CHINA
Gold (Au)	Wuxi City Precious Metal Electronic Material Fty	CHINA
Gold (Au)	Wuxi Middle Treasure Materials	CHINA
Gold (Au)	WUXI YUNXI SANYE SOLDER FACTORY	CHINA
Gold (Au)	Wuzhong Group	CHINA
Gold (Au)	XIAMEN GOLDEN EGRET SPECIAL ALLOY CO., LTD.	CHINA
Gold (Au)	Xiamen Honglu Tungsten Molybdenum Industry Co., Ltd.	CHINA
Gold (Au)	Xiamen JInbo Metal Co., Ltd.	CHINA
Gold (Au)	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Gold (Au)	Xiamen Tungsten Co., Ltd.	CHINA
Gold (Au)	Xian Jiandabolin keji youxiangongsi	CHINA
Gold (Au)	XiHai - Liuzhou China Tin Group Co Ltd.	CHINA
Gold (Au)	XIN WANG Copper Smelter	CHINA
Gold (Au)	XINYE CO. LTD.	CHINA
Gold (Au)	Xstrata	CANADA
Gold (Au)	Xstrata Canada Corporation	SWITZERLAND
Gold (Au)	Xstrata LLC	UNITED STATES OF AMERICA
Gold (Au)	YAITAI,SHANDONG RECRUITS THE INCORPORATED COMPANY OF THE GOLD LI BLESSING	CHINA
Gold (Au)	Yamamoto Precious Metal Co., Ltd.*	JAPAN
Gold (Au)	Yamato Denki Ind. Co., Ltd.	JAPAN
Gold (Au)	Yangzhou Genesis Microelectronics Co Ltd.	CHINA
Gold (Au)	Yantai Guodasafina High-Tech Environmental Refinery Co. Ltd.	CHINA
Gold (Au)	Yantai Zhaojin Kanfort Precious Metals Co., Ltd.	CHINA
Gold (Au)	Yantai Zhaojin Lai Fuk Precious Metals Co., Ltd.	CHINA
Gold (Au)	Yantai Zhaojin Lai Fuk Precious Metals Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold (Au)	Yantai Zhaojin Lifu Precious Metals Co., Ltd.	CHINA
Gold (Au)	Yantai Zhaojin Precious Metals Co., Ltd.	CHINA
Gold (Au)	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA
Gold (Au)	Yifeng Tin Industry (Chenzhou) Co Ltd.	CHINA
Gold (Au)	Yokohama Metal Co., Ltd.*	JAPAN
Gold (Au)	Yoo Chang Metal	KOREA (REPUBLIC OF)
Gold (Au)	Yoo Chang Metal Industrial Co. Ltd.	KOREA (REPUBLIC OF)
Gold (Au)	YTMM	CHINA
Gold (Au)	Yueqing Chemical & Light Industry & Building Materials Co., Ltd.	CHINA
Gold (Au)	Yuh-Cheng Materials Co., LTD.	CHINA
Gold (Au)	Yun Xi Group	CHINA
Gold (Au)	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Gold (Au)	Yunnan Copper Industry Co., Ltd.	CHINA
Gold (Au)	Yunnan Metallurgical Group Co., Ltd.	CHINA
Gold (Au)	Yunnan Tin Company Limited	CHINA
Gold (Au)	Yunnan wind Nonferrous Metals Co., Ltd.	CHINA
Gold (Au)	YUNSIN	CHINA
Gold (Au)	Yuntinic Resources GmbH	GERMANY
Gold (Au)	Yuntinic Resources, Inc.	UNITED STATES OF AMERICA
Gold (Au)	Zhangzhou Xiangcheng Hongyu Building Co., Ltd.	CHINA
Gold (Au)	Zhao Yuan Gold Mine	CHINA
Gold (Au)	Zhao Yuan Gold Smelter of ZhongJin	CHINA
Gold (Au)	Zhao Yuan Jin Kuang	CHINA
Gold (Au)	Zhaojin Group and Gold Mineral China Co., Ltd. of Shandong Zhaoyuan	CHINA

Gold (Au)	Zhaojin Lai Fuk	CHINA
Gold (Au)	zhaojin Mining Industry Co., Ltd.	CHINA
Gold (Au)	zhaojinjinyinyelian	CHINA
Gold (Au)	Zhaojun Maifu	CHINA
Gold (Au)	Zhaoyuan Gold Mine	CHINA
Gold (Au)	Zhaoyuan Li Fu Industrial	CHINA
Gold (Au)	ZHAOYUAN LIFUSHIYE Co., Ltd.	CHINA
Gold (Au)	Zhapjin Mining Industry Co. Ltd.	CHINA
Gold (Au)	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA
Gold (Au)	Zhejiang Hexing Electroplating Company	CHINA
Gold (Au)	Zhejiang Suijin Special Casting Co., Ltd.	CHINA
Gold (Au)	Zhejiang Suijing	CHINA
Gold (Au)	Zhongjin Gold Corporation Limited	CHINA
Gold (Au)	Zhongkuang Gold Industry Co., Ltd.	CHINA
Gold (Au)	ZHONGSHAN HYPER-TOXIC SUBSTANCE.MORWPOLICED.CO.LTD	CHINA
Gold (Au)	Zhongshan Poison Material Monopoly Company	CHINA
Gold (Au)	Zhongshan Public Security Bureau	CHINA
Gold (Au)	Zhongyuan Gold Smelter of Zhongjin Gold Corporation*	CHINA
Gold (Au)	Zhuhai Horyison Solder Co., Ltd.	CHINA
Gold (Au)	ZHUHAI POISON MATERIAL PROPRIETARY CO., LTD.	CHINA
Gold (Au)	Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA
Gold (Au)	Zhuzhou Cemented Carbide Works Imp. & Exp. Co.	CHINA
Gold (Au)	Zhuzhou Smelter Group Co., LTD.	CHINA
Gold (Au)	Zijin Kuang Ye Refinery	CHINA
Gold (Au)	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA
Gold (Au)	Zijin Mining Industry Corporation	JAPAN
Tantalum (Ta)	A&M Minerals Limited	UNITED KINGDOM
Tantalum (Ta)	A.L.M.T. TUNGSTEN Corp.	JAPAN
Tantalum (Ta)	Acciaierie Bertoli Safau	ITALY
Tantalum (Ta)	ACCIAIERIE VENETE S.P.A.	ITALY
Tantalum (Ta)	AGL	UNITED STATES OF AMERICA
Tantalum (Ta)	Air Products	UNITED STATES OF AMERICA
Tantalum (Ta)	Alent plc	UNITED STATES OF AMERICA
Tantalum (Ta)	Alldyne Powder Technologies	UNITED STATES OF AMERICA
Tantalum (Ta)	Allegheny Technologies Incorporated	UNITED STATES OF AMERICA
Tantalum (Ta)	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Tantalum (Ta)	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Tantalum (Ta)	ALMT Corp.	CHINA
Tantalum (Ta)	Alpha Korea Ltd.	UNITED STATES OF AMERICA
Tantalum (Ta)	AMG Advanced Metallurgical Group N.V.	BRAZIL
Tantalum (Ta)	AMG Advanced Metallurgical Group N.V.	UNITED STATES OF AMERICA
Tantalum (Ta)	AMG Mineracao	BRAZIL
Tantalum (Ta)	AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL
Tantalum (Ta)	ANHUI HERRMAN IMPEX CO.	CHINA
Tantalum (Ta)	ANZ (Perth Mint 4N)	AUSTRALIA
Tantalum (Ta)	Argor-Heraeus S.A.	SWITZERLAND
Tantalum (Ta)	ARROZ Corporation	JAPAN
Tantalum (Ta)	Asahi Pretec Corp.	JAPAN
Tantalum (Ta)	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Tantalum (Ta)	ATI Metalworking Products	UNITED STATES OF AMERICA
Tantalum (Ta)	ATI Tungsten Materials	UNITED STATES OF AMERICA
Tantalum (Ta)	Aurubis AG	GERMANY
Tantalum (Ta)	Avon Specialty Metals Ltd.	UNITED KINGDOM
Tantalum (Ta)	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Tantalum (Ta)	Bauer Walser AG	GERMANY
Tantalum (Ta)	Böhler Schmiedetechnik GmbH & Co KG	AUSTRIA
Tantalum (Ta)	Boliden AB	SWEDEN
Tantalum (Ta)	Buffalo Tungsten Inc.	CHINA
Tantalum (Ta)	Buss & Buss Spezialmetalle GmbH	GERMANY
Tantalum (Ta)	Butterworth Smelter	MALAYSIA
Tantalum (Ta)	Cabot Corporation	UNITED STATES OF AMERICA
Tantalum (Ta)	Cabot Supermetals	UNITED STATES OF AMERICA
Tantalum (Ta)	CHANGSA SOUTHERN	CHINA
Tantalum (Ta)	Changsha South Tantalum Niobium Co., Ltd.*	CHINA
Tantalum (Ta)	Changsha Southern	CHINA
Tantalum (Ta)	Chaozhou Xianglu Tungsten Industry Co., Ltd.	CHINA
Tantalum (Ta)	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
Tantalum (Ta)	China Minmetals Non-ferrous Metals Co., Ltd.	CHINA
Tantalum (Ta)	China National Non Ferrous	CHINA
Tantalum (Ta)	China Rare Metal Material Co., Ltd.	CHINA
Tantalum (Ta)	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Tantalum (Ta)	CIF	BRAZIL
Tantalum (Ta)	Companhia Industrial Fluminense	BRAZIL
Tantalum (Ta)	Conghua Tantalum and Niobium Smeltry*	CHINA
Tantalum (Ta)	D Block Metals, LLC*	UNITED STATES OF AMERICA
Tantalum (Ta)	DAIDO STEEL	JAPAN
Tantalum (Ta)	Dayu Weiliang Tungsten Co., Ltd.	CHINA
Tantalum (Ta)	Designed Alloy Produ	UNITED STATES OF AMERICA
Tantalum (Ta)	DODUCO GmbH	GERMANY

Tantalum (Ta)	Dr.-Ing. Max Schlötter GmbH & Co. KG	GERMANY
Tantalum (Ta)	Duoluoshan*	CHINA
Tantalum (Ta)	Duoluoshan Sapphire Rare Metal Co. Ltd.	CHINA
Tantalum (Ta)	E. MA TA PHUT, THAILAND	THAILAND
Tantalum (Ta)	E.S.R. Electronics	UNITED STATES OF AMERICA
Tantalum (Ta)	EMJ Los Angeles	UNITED STATES OF AMERICA
Tantalum (Ta)	ERASTEEL	UNITED STATES OF AMERICA
Tantalum (Ta)	Ethiopian Mineral Development Share Company	ETHIOPIA
Tantalum (Ta)	Exotech Inc.*	UNITED STATES OF AMERICA
Tantalum (Ta)	F&X Electro-Materials Ltd.*	CHINA
Tantalum (Ta)	FIR Metals & Resource Ltd.*	CHINA
Tantalum (Ta)	Fombell	UNITED STATES OF AMERICA
Tantalum (Ta)	Fuji Metal Mining Corp.	JAPAN
Tantalum (Ta)	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Tantalum (Ta)	Fujian Nanping Minning Tantalum and Niobium Mine Development Co., Ltd.	CHINA
Tantalum (Ta)	Gannon & Scott	UNITED STATES OF AMERICA
Tantalum (Ta)	Ganzhou Hongfei Tungsten & Molybdenum Materials Co., Ltd.	CHINA
Tantalum (Ta)	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tantalum (Ta)	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA
Tantalum (Ta)	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tantalum (Ta)	GANZHOU SINDA W & MO CO., LTD	CHINA
Tantalum (Ta)	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Tantalum (Ta)	Gejiu Zi-Li	CHINA
Tantalum (Ta)	Global Advanced Metals	AUSTRALIA
Tantalum (Ta)	Global Advanced Metals	UNITED STATES OF AMERICA
Tantalum (Ta)	Global Advanced Metals Aizu*	JAPAN
Tantalum (Ta)	Global Advanced Metals Boyertown*	UNITED STATES OF AMERICA
Tantalum (Ta)	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA
Tantalum (Ta)	Gloria Material Technology	TAIWAN, PROVINCE OF CHINA
Tantalum (Ta)	GTP	UNITED STATES OF AMERICA
Tantalum (Ta)	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
Tantalum (Ta)	Guangdong Zhiyuan New Material Co., Ltd.*	CHINA
Tantalum (Ta)	Guixi Smelting Plant	CHINA
Tantalum (Ta)	Guizhou Zhenhua Xinyun Technology Ltd., Kaili Branch	CHINA
Tantalum (Ta)	H.C. Starck Co., Ltd.*	THAILAND
Tantalum (Ta)	H.C. Starck GmbH	GERMANY
Tantalum (Ta)	H.C. Starck GmbH	RUSSIAN FEDERATION
Tantalum (Ta)	H.C. Starck GmbH Goslar	GERMANY
Tantalum (Ta)	H.C. Starck GmbH Laufenburg	GERMANY
Tantalum (Ta)	H.C. Starck Hermsdorf GmbH*	GERMANY
Tantalum (Ta)	H.C. Starck Inc.*	UNITED STATES OF AMERICA
Tantalum (Ta)	H.C. Starck Ltd.*	JAPAN
Tantalum (Ta)	H.C. Starck Smelting GmbH & Co. KG*	GERMANY
Tantalum (Ta)	Han Sung Metar	KOREA (REPUBLIC OF)
Tantalum (Ta)	Henan A.L.M.T. Whirlwind Diamond Co., Ltd.*	CHINA
Tantalum (Ta)	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Tantalum (Ta)	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Tantalum (Ta)	Heyuan Fuma Cemented Carbide Co., Ltd.	CHINA
Tantalum (Ta)	Hi-Temp Specialty Metals, Inc.*	UNITED STATES OF AMERICA
Tantalum (Ta)	HMG	GERMANY
Tantalum (Ta)	Hunan Chenzhou Mining Co., Ltd.	CHINA
Tantalum (Ta)	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Tantalum (Ta)	IES TECHNICAL SALES	UNITED STATES OF AMERICA
Tantalum (Ta)	Innova Recycling GmbH	GERMANY
Tantalum (Ta)	IPS	FRANCE
Tantalum (Ta)	Ishifuku Metal Industry Co., Ltd.	JAPAN
Tantalum (Ta)	Jada Electronics Ltd.	JAPAN
Tantalum (Ta)	Jade-Sterling Steel Co., Inc.	UNITED STATES OF AMERICA
Tantalum (Ta)	Japan New Metals Co., Ltd.	JAPAN
Tantalum (Ta)	JFE Steel Corporation	JAPAN
Tantalum (Ta)	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.*	CHINA
Tantalum (Ta)	Jiangxi Tungsten Industry Group Co. Ltd.	CHINA
Tantalum (Ta)	Jiangxi Tuohong New Raw Material*	CHINA
Tantalum (Ta)	Jiangxi Yichun Ta/Nb Ltd.	CHINA
Tantalum (Ta)	Jiangzi Yichum	CHINA
Tantalum (Ta)	Jinduicheng Molybdenum Co., Ltd.	CHINA
Tantalum (Ta)	JiuJiang JinXin Nonferrous Metals Co., Ltd.*	CHINA
Tantalum (Ta)	Jiujiang Tanbre Co., Ltd.	CHINA
Tantalum (Ta)	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.*	CHINA
Tantalum (Ta)	JIX Nippon Mining & Metals Corporation	JAPAN
Tantalum (Ta)	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Tantalum (Ta)	Kanto Denka Kogyo Co., Ltd.	JAPAN
Tantalum (Ta)	KEMET Blue Metals*	MEXICO
Tantalum (Ta)	KEMET Blue Powder*	UNITED STATES OF AMERICA
Tantalum (Ta)	Kennametal	UNITED STATES OF AMERICA
Tantalum (Ta)	Kennametal Fallon	UNITED STATES OF AMERICA
Tantalum (Ta)	King-Tan Tantalum Industry Ltd.*	CHINA
Tantalum (Ta)	KOVOHUTĚ PŘÍBRAM NÁSTUPNICKÁ, A.S.	CZECH REPUBLIC
Tantalum (Ta)	KULBA	CHINA

Tantalum (Ta)	KYOCERA Corporation	GERMANY
Tantalum (Ta)	LSM Brasil S.A.*	BRAZIL
Tantalum (Ta)	Luoyang Kewei Molybdenum&Tungsten Co., Ltd.	CHINA
Tantalum (Ta)	Luoyang Mudu Tungsten & Molybdenum Technology Co., Ltd.	CHINA
Tantalum (Ta)	MARUICHI STEEL TUBE LTD	JAPAN
Tantalum (Ta)	Materials Eco-Refining Co., Ltd.	JAPAN
Tantalum (Ta)	Materion	UNITED STATES OF AMERICA
Tantalum (Ta)	Matsuo Electric Co., Ltd.	JAPAN
Tantalum (Ta)	METAL DO CO., LTD.	JAPAN
Tantalum (Ta)	Metallo-Chimique N.V.	BELGIUM
Tantalum (Ta)	Metallurgical Products India Pvt., Ltd.*	INDIA
Tantalum (Ta)	Metherma KG	GERMANY
Tantalum (Ta)	Mineração Taboca S.A.*	BRAZIL
Tantalum (Ta)	Minsur	PERU
Tantalum (Ta)	MITO, JAPAN	JAPAN
Tantalum (Ta)	Mitsubishi Materials Corporation	JAPAN
Tantalum (Ta)	Mitsui Mining & Smelting	JAPAN
Tantalum (Ta)	Mitsui Mining and Smelting Co., Ltd.*	JAPAN
Tantalum (Ta)	Molycorp Silmet A.S.	ESTONIA
Tantalum (Ta)	Nanchang Cemented Carbide Limited Liability Company	CHINA
Tantalum (Ta)	Nantong Tongjie Electrical Co., Ltd.	CHINA
Tantalum (Ta)	NEC TOKIN Electronics (Thailand) Co., Ltd.	THAILAND
Tantalum (Ta)	Ninghua Xingluokeng Tungsten Mine Co., Ltd.	CHINA
Tantalum (Ta)	Ningxia Non-ferrous Metal Smeltery	CHINA
Tantalum (Ta)	Ningxia Orient Tantalum Industry Co., Ltd.*	CHINA
Tantalum (Ta)	Niotan	UNITED STATES OF AMERICA
Tantalum (Ta)	NIPPON KINZOKU Co., Ltd.	JAPAN
Tantalum (Ta)	Nippon Mining & Metals Co., Ltd.	JAPAN
Tantalum (Ta)	NITORA	SWITZERLAND
Tantalum (Ta)	Noventa	MOZAMBIQUE
Tantalum (Ta)	NTET, Thailand	THAILAND
Tantalum (Ta)	Nuvoton Technology	TAIWAN, PROVINCE OF CHINA
Tantalum (Ta)	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastsvetmet)	RUSSIAN FEDERATION
Tantalum (Ta)	OMRON Corporation/SHINDENGEN Corporation	JAPAN
Tantalum (Ta)	ONE CO., LTD.	KOREA (REPUBLIC OF)
Tantalum (Ta)	Pan Pacific Copper Co. Ltd.	JAPAN
Tantalum (Ta)	PBT	FRANCE
Tantalum (Ta)	Plansee SE Liezen	AUSTRIA
Tantalum (Ta)	Plansee SE Reutte	AUSTRIA
Tantalum (Ta)	PM Kalco Inc.	UNITED STATES OF AMERICA
Tantalum (Ta)	POSCO	KOREA (REPUBLIC OF)
Tantalum (Ta)	PT Artha Cipta Langgeng	INDONESIA
Tantalum (Ta)	PT Bangka Timah Utama Sejahtera	INDONESIA
Tantalum (Ta)	PT Koba Tin	INDONESIA
Tantalum (Ta)	PT. Deli Putra Karya	INDONESIA
Tantalum (Ta)	QuantumClean*	UNITED STATES OF AMERICA
Tantalum (Ta)	Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Tantalum (Ta)	Remelt Sources, Incorporated	UNITED STATES OF AMERICA
Tantalum (Ta)	Resind Indústria e Comércio Ltda.*	BRAZIL
Tantalum (Ta)	RFH Tantalum Smeltry Co., Ltd.*	CHINA
Tantalum (Ta)	Richard Stenzhorn GmbH	GERMANY
Tantalum (Ta)	Rohm and Haas	GERMANY
Tantalum (Ta)	Rui Da Hung	TAIWAN, PROVINCE OF CHINA
Tantalum (Ta)	Sandvik Materials Technology	FRANCE
Tantalum (Ta)	Shanghai Jiangxi Metals Co. Ltd.	CHINA
Tantalum (Ta)	Shanghai KYOCERA Electronics Co., Ltd.	CHINA
Tantalum (Ta)	Shenzhen Morgan Sputtering Targets & Technology Co., Ltd.	CHINA
Tantalum (Ta)	Sichuan Metals & Materials Imp & Exp Co.	CHINA
Tantalum (Ta)	Solikamsk Magnesium Works OAO*	RUSSIAN FEDERATION
Tantalum (Ta)	Sumitomo Metal Mining Oceania Pty. Ltd.	JAPAN
Tantalum (Ta)	Taki Chemical Co., Ltd.*	JAPAN
Tantalum (Ta)	Talison Lithium	AUSTRALIA
Tantalum (Ta)	Talley Metals	UNITED STATES OF AMERICA
Tantalum (Ta)	Tanco	CANADA
Tantalum (Ta)	Tantalite Resources	SOUTH AFRICA
Tantalum (Ta)	Tejing (Vietnam) Tungsten Co., Ltd.	VIETNAM
Tantalum (Ta)	Telex Metals*	UNITED STATES OF AMERICA
Tantalum (Ta)	ThyssenKrupp Steel North America, Inc.	UNITED STATES OF AMERICA
Tantalum (Ta)	Tokuriki Honten Co., Ltd.	JAPAN
Tantalum (Ta)	Torecom	KOREA (REPUBLIC OF)
Tantalum (Ta)	Tranzact, Inc.*	UNITED STATES OF AMERICA
Tantalum (Ta)	Traxys France	FRANCE
Tantalum (Ta)	Triebacher	GERMANY
Tantalum (Ta)	Ulba Metallurgical Plant JSC*	KAZAKHSTAN
Tantalum (Ta)	ULVAC, Inc.	JAPAN
Tantalum (Ta)	UNION TOOL CO	JAPAN
Tantalum (Ta)	VDM Metals USA, LLC	UNITED STATES OF AMERICA
Tantalum (Ta)	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIETNAM
Tantalum (Ta)	Vishay	PANAMA

Tantalum (Ta)	VQB Mineral and Trading Group JSC	VIETNAM
Tantalum (Ta)	WAM Technologies Taiwan Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tantalum (Ta)	WBH AG	AUSTRIA
Tantalum (Ta)	Westfalenzinn	GERMANY
Tantalum (Ta)	Wieland-Werke AG	GERMANY
Tantalum (Ta)	Wilhelm Wesmetall	GERMANY
Tantalum (Ta)	Wolfram Bergbau und Hütten AG	AUSTRIA
Tantalum (Ta)	WOLFRAM Company CJSC	RUSSIAN FEDERATION
Tantalum (Ta)	XIAMEN GOLDEN EGRET SPECIAL ALLOY CO., LTD.	CHINA
Tantalum (Ta)	Xiamen Honglu Tungsten Molybdenum Industry Co., Ltd.	CHINA
Tantalum (Ta)	Xiamen Tungsten Co., Ltd.	CHINA
Tantalum (Ta)	XiHai - Liuzhou China Tin Group Co. Ltd.	CHINA
Tantalum (Ta)	XinXing HaoRong Electronic Material Co., Ltd.*	CHINA
Tantalum (Ta)	YANO METALS CO., LTD.	JAPAN
Tantalum (Ta)	Yao Gang Xian Mining	CHINA
Tantalum (Ta)	Yichun Jin Yang Rare Metal Co., Ltd.*	CHINA
Tantalum (Ta)	Yunnan Tin Company Limited	CHINA
Tantalum (Ta)	Zhuzhou Cemented Carbide Group Co., Ltd.*	CHINA
Tin (Sn)	5N Plus	GERMANY
Tin (Sn)	5N Plus	UNITED KINGDOM
Tin (Sn)	5N Plus	UNITED STATES OF AMERICA
Tin (Sn)	A&M Minerals Limited	UNITED KINGDOM
Tin (Sn)	A.E.B. INTERNATIONAL, INC.	UNITED STATES OF AMERICA
Tin (Sn)	A.L.M.AG. Spa	MALAYSIA
Tin (Sn)	A.L.M.T. TUNGSTEN Corp.	JAPAN
Tin (Sn)	ABC	ALBANIA
Tin (Sn)	ABC	ALGERIA
Tin (Sn)	About Japan Copper and Brass Association	JAPAN
Tin (Sn)	Academy Precious Metals (China) Co., Ltd.	CHINA
Tin (Sn)	Acciaierie Bertoli Safau	ITALY
Tin (Sn)	ACCIAIERIE VENETE S.P.A.	ITALY
Tin (Sn)	ACT JAPAN	JAPAN
Tin (Sn)	ACuPowder International, LLC	UNITED STATES OF AMERICA
Tin (Sn)	AFICA	FRANCE
Tin (Sn)	AGR Mathey	AUSTRALIA
Tin (Sn)	Ai-chia Industrial Co., Ltd.	CHINA
Tin (Sn)	Aida Chemical Industries Co., Ltd.	JAPAN
Tin (Sn)	AK Steel Corporation	CHINA
Tin (Sn)	AK Steel Corporation	UNITED STATES OF AMERICA
Tin (Sn)	A-kyo Enterprise Co. Ltd.	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	ALARM Co., Ltd.	CHINA
Tin (Sn)	Alent Alpha Metals (Shenzhen) Co., Ltd.	UNITED STATES OF AMERICA
Tin (Sn)	Aleris Inc.	UNITED STATES OF AMERICA
Tin (Sn)	All armor Minoru industry (co ) Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Alldyne Powder Technologies	UNITED STATES OF AMERICA
Tin (Sn)	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Tin (Sn)	Allied Material Corporation	JAPAN
Tin (Sn)	Allied Material Corporation	UNITED STATES OF AMERICA
Tin (Sn)	Allied Metal Company	UNITED STATES OF AMERICA
Tin (Sn)	ALLTECH METAL	FRANCE
Tin (Sn)	Alluter Technology(shenzhen) Co., Ltd.	CHINA
Tin (Sn)	Alpha*	UNITED STATES OF AMERICA
Tin (Sn)	Alpha Korea Ltd.	KOREA (REPUBLIC OF)
Tin (Sn)	Alpha Metals (Cookson)	UNITED STATES OF AMERICA
Tin (Sn)	Alpha Metals (Taiwan) Inc.	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Alrec	UNITED STATES OF AMERICA
Tin (Sn)	Aluminum Alloys, Inc.	UNITED STATES OF AMERICA
Tin (Sn)	Aluminum Resources, Inc.	UNITED STATES OF AMERICA
Tin (Sn)	Aluphoenix srl	ITALY
Tin (Sn)	Amalgamated Metal Corporation	CHINA
Tin (Sn)	Amalgamated Metal Corporation	INDONESIA
Tin (Sn)	Amalgamated Metal Corporation	PERU
Tin (Sn)	Amalgamated Metal Corporation	UNITED KINGDOM
Tin (Sn)	Amalgamated Metal Corporation	UNITED STATES OF AMERICA
Tin (Sn)	Amalgamet Inc.	PERU
Tin (Sn)	Amalgamet Inc.	UNITED KINGDOM
Tin (Sn)	American Iron and Metal	CANADA
Tin (Sn)	American Iron and Metal	CHINA
Tin (Sn)	Ami Bridge Enterprise Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	AMPERE	FRANCE
Tin (Sn)	AMPERE	GERMANY
Tin (Sn)	Ampere Polska Sp. z o.o.	FRANCE
Tin (Sn)	An Thai Minerals Co., Ltd.	VIETNAM
Tin (Sn)	An Vinh Joint Stock Mineral Processing Company	VIETNAM
Tin (Sn)	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	CHINA
Tin (Sn)	Angelcast Enterprise Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Anson Solder & Tin Products Made Ltd.	CHINA
Tin (Sn)	Aoki Laboratories Ltd.	CHINA
Tin (Sn)	ArcelorMittal	FRANCE

Tin (Sn)	ArcelorMittal	UNITED STATES OF AMERICA
Tin (Sn)	ArcelorMittal Hamburg GmbH	GERMANY
Tin (Sn)	Arco Alloys Corp.	UNITED STATES OF AMERICA
Tin (Sn)	ARDENACIER	FRANCE
Tin (Sn)	Artenjak	GERMANY
Tin (Sn)	Asahi	SINGAPORE
Tin (Sn)	Asahi Pretec Corp.	JAPAN
Tin (Sn)	Asahi Refining USA Inc.	UNITED STATES OF AMERICA
Tin (Sn)	Asahi Seiren Co., Ltd.	JAPAN
Tin (Sn)	Asahi Solder Technology (Wuxi) Co. Ltd.	CHINA
Tin (Sn)	Asaka Riken Co., Ltd.	JAPAN
Tin (Sn)	ASCOMETAL	FRANCE
Tin (Sn)	ASEM	CHINA
Tin (Sn)	Assaf Conductors Ltd.	UNITED STATES OF AMERICA
Tin (Sn)	ASTAMUSE	KOREA (REPUBLIC OF)
Tin (Sn)	ATI Metalworking Products	UNITED STATES OF AMERICA
Tin (Sn)	ATI Tungsten Materials	UNITED STATES OF AMERICA
Tin (Sn)	Atlantic Metals and Alloys, Inc.	UNITED STATES OF AMERICA
Tin (Sn)	Atlas Pacific	UNITED STATES OF AMERICA
Tin (Sn)	ATM Estanho	BRAZIL
Tin (Sn)	Atotech Canada Ltd.	CANADA
Tin (Sn)	Atotech Canada Ltd.	GERMANY
Tin (Sn)	Audiua, Escardida	GERMANY
Tin (Sn)	AURA-II	UNITED STATES OF AMERICA
Tin (Sn)	Aurubis AG	GERMANY
Tin (Sn)	Aurubis AG	NETHERLANDS
Tin (Sn)	Ausmelt Limited	AUSTRALIA
Tin (Sn)	Axis Material Limited	JAPAN
Tin (Sn)	Ayrubis	CHINA
Tin (Sn)	Ayrubis	UNITED STATES OF AMERICA
Tin (Sn)	B T Solders Pvt. Ltd.	INDIA
Tin (Sn)	BALVER ZINN Josef Jost GmbH & Co. KG	GERMANY
Tin (Sn)	Bangka	INDONESIA
Tin (Sn)	Bao Yu Hua	CHINA
Tin (Sn)	Baoshenglong	CHINA
Tin (Sn)	Baoshida Swissmetal Ltd.	SWITZERLAND
Tin (Sn)	Baosteel Group	CHINA
Tin (Sn)	Baotai	CHINA
Tin (Sn)	BASLINI SpA	ITALY
Tin (Sn)	Befesa	SPAIN
Tin (Sn)	Beijing Boda Xihanliao Co., Ltd.	CHINA
Tin (Sn)	Beijing Oriental Guide Welding Materials Co. Ltd.	CHINA
Tin (Sn)	Best Metais e Soldas S.A.	BRAZIL
Tin (Sn)	Bilstein Service GmbH	GERMANY
Tin (Sn)	Bintulu	MALAYSIA
Tin (Sn)	BNT Chemicals GmbH	GERMANY
Tin (Sn)	Boliden AB	SWEDEN
Tin (Sn)	Bonoka Beliting INDONESIA	INDONESIA
Tin (Sn)	BOYI METAL ELECTRO FTY	CHINA
Tin (Sn)	Brasiliera de Ferroligas Ltda.	BRAZIL
Tin (Sn)	Brautmeier GmbH	GERMANY
Tin (Sn)	BRIGHT-E	CHINA
Tin (Sn)	BRINKMANN CHEMIE AG	GERMANY
Tin (Sn)	Britannia Refined Metals Ltd.	UNITED KINGDOM
Tin (Sn)	Buffalo Tungsten Inc.	CHINA
Tin (Sn)	Buhung Ind	KOREA (REPUBLIC OF)
Tin (Sn)	Butterworth Smelter	INDONESIA
Tin (Sn)	Butterworth Smelter	MALAYSIA
Tin (Sn)	C. Hafner GmbH + Co. KG	GERMANY
Tin (Sn)	C.D. Wälzholz KG	GERMANY
Tin (Sn)	Canfield	UNITED STATES OF AMERICA
Tin (Sn)	CapXon (Hongyuan)	INDONESIA
Tin (Sn)	Caridad	MEXICO
Tin (Sn)	CAST METAIS E SOLDAS LTDA.	BRAZIL
Tin (Sn)	Castolin France S.A.	FRANCE
Tin (Sn)	CCR Refinery - Glencore Canada Corporation	CANADA
Tin (Sn)	Cendres + Métaux S.A.	SWITZERLAND
Tin (Sn)	Central Copper Co., Ltd. Zhejiang	CHINA
Tin (Sn)	Central Glass Co., Ltd.	JAPAN
Tin (Sn)	CHAINBOW	INDONESIA
Tin (Sn)	Chan Wen Copper Industry Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	ChaoYue	CHINA
Tin (Sn)	Charter Wire LLC	UNITED STATES OF AMERICA
Tin (Sn)	Chemtreat Consultant	INDIA
Tin (Sn)	Cheng Yang	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Chengfeng Metals Co Pte. Ltd.	CHINA
Tin (Sn)	Chengfeng Metals Co Pte. Ltd.	SINGAPORE
Tin (Sn)	Chengli Hanxi Co. Ltd.	CHINA
Tin (Sn)	Chenglikunshanchenglihan Tin Industry Co., Ltd.	CHINA

Tin (Sn)	Chenzhou Gold Arrow Solder Co., Ltd.	CHINA
Tin (Sn)	Chenzhou Yun Xiang Mining Limited Liability Company	CHINA
Tin (Sn)	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.*	CHINA
Tin (Sn)	Chernan Technology Co., Ltd.	CHINA
Tin (Sn)	Chernan Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	CHIA FAR INDUSTRIAL FACTORY CO., LTD.	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	CHINA GUANGXI LIUZHOU CITY, TIN METAL MATERIALS BRANCH	CHINA
Tin (Sn)	China Hiroshima Xi Nandan Chinese Tin Sets Foundation	CHINA
Tin (Sn)	China Hongqiao Group Limited	CHINA
Tin (Sn)	China Huaxi Group Nandan	CHINA
Tin (Sn)	China Minmetals Corporation	CHINA
Tin (Sn)	China Minmetals Non-ferrous Metals Co., Ltd.	CHINA
Tin (Sn)	China Nandan Set	CHINA
Tin (Sn)	China National Gold Group Corporation	CHINA
Tin (Sn)	China National Non Ferrous	CHINA
Tin (Sn)	China New Materials	CHINA
Tin (Sn)	China Rare Metal Material Co., Ltd.	CHINA
Tin (Sn)	China Steel Corporation	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	China Tin (Hechi)	CHINA
Tin (Sn)	China Tin Group Co., Ltd.*	CHINA
Tin (Sn)	China Tin Lai Ben Smelter Co., Ltd.	CHINA
Tin (Sn)	China Tin Smelter Co. Ltd.	CHINA
Tin (Sn)	China Yunnan Gejiu Nonferrous Electrolysis Company	CHINA
Tin (Sn)	China Yunnan Tin Co Ltd.	CHINA
Tin (Sn)	China YunXi Mining	CHINA
Tin (Sn)	China Zhongwang Holdings Limited	CHINA
Tin (Sn)	Chinalco LuoYang Copper Co., Ltd.	CHINA
Tin (Sn)	Chofu Works	JAPAN
Tin (Sn)	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Tin (Sn)	Chorus Tata Steel	BELGIUM
Tin (Sn)	Chris Carkner	CANADA
Tin (Sn)	Chuangye Metal Wiring Materials Co., Ltd.	CHINA
Tin (Sn)	Chuetsu-Metal Corporation	JAPAN
Tin (Sn)	Chugai Mining	JAPAN
Tin (Sn)	CHUTAN GANXIAN COUNTY, JIANGXI, China	CHINA
Tin (Sn)	CIMSA Ingenieria de Sistemas SA	SPAIN
Tin (Sn)	CINTAS METALICAS S.A	SPAIN
Tin (Sn)	Cloud New Nonferrous Electrolytic Company Limited	CHINA
Tin (Sn)	CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Tin (Sn)	Cobix Indústria e Comércio de Metais Ltda.	BRAZIL
Tin (Sn)	Codelco	CHILE
Tin (Sn)	Cofermetal S.p.A.	ITALY
Tin (Sn)	Cohen Alloys Ltd.	UNITED KINGDOM
Tin (Sn)	Colonial Metals Company, Inc.	UNITED STATES OF AMERICA
Tin (Sn)	COME FM TIMAH	INDONESIA
Tin (Sn)	Conghua Tantalum and Niobium Smeltry	CHINA
Tin (Sn)	Constellium Extrusions Decin s.r.o.	CZECH REPUBLIC
Tin (Sn)	Continental AG	UNITED STATES OF AMERICA
Tin (Sn)	Cookson Alpha Metals (Shenzhen) Co., Ltd.	CHINA
Tin (Sn)	Cookson Group	CHINA
Tin (Sn)	Cooper Santa	BRAZIL
Tin (Sn)	Cooperativa Dos Fundidores De Cassiterita Da Amazonia Ltda.	BRAZIL
Tin (Sn)	Cooperativa Metalurgica de Rondônia Ltda.*	BRAZIL
Tin (Sn)	Cooperativa Produtores de Estanho	BRAZIL
Tin (Sn)	Cooperative Miners of Santa Cruz	BRAZIL
Tin (Sn)	Coopermetal	BRAZIL
Tin (Sn)	Copper 100 Industria e Comercio Ltda.	BRAZIL
Tin (Sn)	CRM Synergies	SPAIN
Tin (Sn)	CSC Pure Technologies	RUSSIAN FEDERATION
Tin (Sn)	CSC Pure Technologies	UNITED STATES OF AMERICA
Tin (Sn)	Custom Alloy Light Metals Inc.	UNITED STATES OF AMERICA
Tin (Sn)	CV Ayi Jaya*	INDONESIA
Tin (Sn)	CV Dua Sekawan*	INDONESIA
Tin (Sn)	CV Duta Putra Bangka	INDONESIA
Tin (Sn)	CV Gita Pesona*	INDONESIA
Tin (Sn)	CV JusTindo	INDONESIA
Tin (Sn)	CV Makmur Java	INDONESIA
Tin (Sn)	CV Nurjanah	INDONESIA
Tin (Sn)	CV Serumpun Sebalai*	INDONESIA
Tin (Sn)	CV Tiga Sekawan*	INDONESIA
Tin (Sn)	CV United Smelting*	INDONESIA
Tin (Sn)	CV Venus Inti Perkasa*	INDONESIA
Tin (Sn)	CV. MAKMUR JAYA	INDONESIA
Tin (Sn)	CWB Materials Inc.	UNITED STATES OF AMERICA
Tin (Sn)	DAE KIL METAL CO. LTD.	KOREA (REPUBLIC OF)
Tin (Sn)	DAECHANG Co., Ltd.	KOREA (REPUBLIC OF)
Tin (Sn)	Daejin Indus Co., Ltd.	KOREA (REPUBLIC OF)
Tin (Sn)	DaeryongENC	KOREA (REPUBLIC OF)
Tin (Sn)	Daiki Aluminium Industry (Thailand) Co., Ltd.	THAILAND

Tin (Sn)	Darley Dale Smelter	UNITED KINGDOM
Tin (Sn)	DAYE Nonferrous Co. Ltd.	CHINA
Tin (Sn)	Dede Kimya	TURKEY
Tin (Sn)	Degussa	KOREA (REPUBLIC OF)
Tin (Sn)	DEW THYSSEN	GERMANY
Tin (Sn)	Dickmann s.r.l.	ITALY
Tin (Sn)	Diehl Metal Applications	GERMANY
Tin (Sn)	Ding Pacific	CHINA
Tin (Sn)	DOCTOR OF SOLDER PRODUCTS CO., LTD.	CHINA
Tin (Sn)	DOCTOR OF SOLDER PRODUCTS CO., LTD.	MALAYSIA
Tin (Sn)	DODUCO GmbH	GERMANY
Tin (Sn)	Dohi Wild Metal Corporation	JAPAN
Tin (Sn)	Doi field Metals Co., Ltd.	JAPAN
Tin (Sn)	Doino Kinzoku	JAPAN
Tin (Sn)	Dongbu Steel	KOREA (REPUBLIC OF)
Tin (Sn)	Dongguan City JiuBo Electronic Science and Technology Co., LTD.	CHINA
Tin (Sn)	Dongguan City Thousand Island Metal Foil Co., Ltd.	CHINA
Tin (Sn)	Dongguan City Up Another Metal Copper Processing Plant	CHINA
Tin (Sn)	DONGGUAN CITY XIDA SOLDERING TIN PRODUCTS CO., LTD.	CHINA
Tin (Sn)	Dong’guan Dong wu Violent-toxic Chemical Products Co., Ltd.	CHINA
Tin (Sn)	Dongguan Dongxu Metal Surface Handle Co., Ltd.	CHINA
Tin (Sn)	Dongguan Huayu Metal Material Co. Ltd.	CHINA
Tin (Sn)	Dongguan lason Metel Materials Co., Ltd.	CHINA
Tin (Sn)	Dongguan LeCheng metal material Co.,LTD.	CHINA
Tin (Sn)	Dongguan Qiandao Tin Co., Ltd.	CHINA
Tin (Sn)	Dongguan Solme Hardware Co., Ltd.	CHINA
Tin (Sn)	Dongguan Tangxia	CHINA
Tin (Sn)	Dongguan Yuecheng Metal Materials Co., Ltd.	CHINA
Tin (Sn)	DONGGUANG JINNJI PRECISION DIE MACHINE INC.	CHINA
Tin (Sn)	Dosung Metal	KOREA (REPUBLIC OF)
Tin (Sn)	Dowa*	JAPAN
Tin (Sn)	DOWA METALTECH (THAILAND) CO., LTD.	THAILAND
Tin (Sn)	Dowa Kogyo k.k.	JAPAN
Tin (Sn)	Dowa Metaltech Co., Ltd.	JAPAN
Tin (Sn)	DPI SRL	ITALY
Tin (Sn)	Dr. Soldering Tin Products Co. Ltd.	CHINA
Tin (Sn)	Dr.-Ing. Max Schlötter GmbH & Co. KG	GERMANY
Tin (Sn)	DS	INDONESIA
Tin (Sn)	DUKSAN Hi-Metal Co., Ltd.	KOREA (REPUBLIC OF)
Tin (Sn)	Duni Ljevaonica Obojenih Metala	CROATIA
Tin (Sn)	Duoluoshan	CHINA
Tin (Sn)	Dyfenco Green Applied Materials CO., LTD.	INDONESIA
Tin (Sn)	Eagle Metals	UNITED STATES OF AMERICA
Tin (Sn)	Eastern Alloys, Inc.	UNITED STATES OF AMERICA
Tin (Sn)	EBARA-UDYLITE	CHINA
Tin (Sn)	Eco-System Recycling Co., Ltd.	JAPAN
Tin (Sn)	Edzell Corp.	URUGUAY
Tin (Sn)	EF2 Fer Com Prod. Sid. Eirelli	BRAZIL
Tin (Sn)	Egli, Fischer & Co. Ltd., Zurich	SWITZERLAND
Tin (Sn)	EiYasushi-shi Hirokatsu Suzu-gyo Co., Ltd.	CHINA
Tin (Sn)	Electroloy Corporation Sdn. Bhd.	MALAYSIA
Tin (Sn)	Electroloy Corporation Sdn. Bhd.	SINGAPORE
Tin (Sn)	Electroloy Metal (Shenzhen) Co. Ltd.	CHINA
Tin (Sn)	Electroloy Metal (Shenzhen) Co. Ltd.	SINGAPORE
Tin (Sn)	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIETNAM
Tin (Sn)	Elmet S.A. de C.V.	BOLIVIA (PLURINATIONAL STATE OF)
Tin (Sn)	Elmet S.L.U.*	SPAIN
Tin (Sn)	ELSOLD	GERMANY
Tin (Sn)	EM Vinto*	BOLIVIA (PLURINATIONAL STATE OF)
Tin (Sn)	Empresa Metalúrgica Vinto	BOLIVIA (PLURINATIONAL STATE OF)
Tin (Sn)	ENAF	BOLIVIA (PLURINATIONAL STATE OF)
Tin (Sn)	Enthone Inc.	GERMANY
Tin (Sn)	Essar Steel Algoma	CANADA
Tin (Sn)	Estanho de Rondônia S.A.	BRAZIL
Tin (Sn)	E-tech Philippines	PHILIPPINES
Tin (Sn)	Excellent Anti-copper Materials (Suzhou) Co. , Ltd.	CHINA
Tin (Sn)	Exim Americana S.A. de C.V.	MEXICO
Tin (Sn)	Eximental S.A.	ARGENTINA
Tin (Sn)	Eximental S.A.	BRAZIL
Tin (Sn)	Exotech Inc.	UNITED STATES OF AMERICA
Tin (Sn)	EXTOL	GERMANY
Tin (Sn)	F&X Electro-Materials Ltd.	CHINA
Tin (Sn)	F.lli Costa S.n.c.	ITALY
Tin (Sn)	FA CHIA METAL ENTERPRISE CO., LTD.	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Federal-Mogul Wiesbaden GmbH	GERMANY
Tin (Sn)	Feinhütte Halsbrücke GmbH	GERMANY
Tin (Sn)	Felder GmbH - Löttechnik	GERMANY
Tin (Sn)	Fenix Metals*	POLAND
Tin (Sn)	FERAY LEHIM	TURKEY

Tin (Sn)	FERD. HAECKER KG	GERMANY
Tin (Sn)	Ferro Alloys De Mexico Sa De Cv	BRAZIL
Tin (Sn)	First Copper Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Five Gold Steel Material Processing Dongguan Tangxia Re- Sho	CHINA
Tin (Sn)	Foongsan Corporation	KOREA (REPUBLIC OF)
Tin (Sn)	Fortune Metal Factory	CHINA
Tin (Sn)	Foshan Nanhai Tong Ding Metal Company Ltd.	CHINA
Tin (Sn)	FRACSA ALLOYS	MEXICO
Tin (Sn)	Frost Electroplating Ltd.	UNITED KINGDOM
Tin (Sn)	Fuji Metal Mining Corp.	JAPAN
Tin (Sn)	Fuji Metal Mining Corp.	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Fuji Metal Mining Corp.	THAILAND
Tin (Sn)	FUJIAN ZIJIN COPPER INDUSTRY CO., LTD.	CHINA
Tin (Sn)	Full armor Industries (Holdings) Limited	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Fundição Regali	BRAZIL
Tin (Sn)	Fundipar Industria e Comercio de Metais Ltda.	BRAZIL
Tin (Sn)	FUNDITUBA INDÚSTRIA METALÚRGICA LTDA.	BRAZIL
Tin (Sn)	FUNSUR	BRAZIL
Tin (Sn)	FURUKAWA ELECTRIC	JAPAN
Tin (Sn)	GALF S.R.L. SPECIAL ALUMINIUM ALLOYS	ITALY
Tin (Sn)	Gallatin Steel	UNITED STATES OF AMERICA
Tin (Sn)	Galloo	BELGIUM
Tin (Sn)	Galva Metal	GERMANY
Tin (Sn)	Galva Metal	UNITED STATES OF AMERICA
Tin (Sn)	Gannan Tin Smelter	CHINA
Tin (Sn)	Gannon & Scott	UNITED STATES OF AMERICA
Tin (Sn)	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tin (Sn)	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA
Tin (Sn)	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tin (Sn)	Ganzhou Shangyou Xinmao Tin Co., Ltd.	CHINA
Tin (Sn)	GANZHOU SINDA W & MO CO., LTD.	CHINA
Tin (Sn)	GANZHOU SINDA W & MO CO., LTD.	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Gaoxin Tin Industry(huizhou) Co., Ltd.	CHINA
Tin (Sn)	GE JIU CITY DATUN CHENGFENG SMELTE	CHINA
Tin (Sn)	Ge Jiu Lian Chang	CHINA
Tin (Sn)	GEBR. KEMPER GMBH + CO. KG	GERMANY
Tin (Sn)	Gebrueder	GERMANY
Tin (Sn)	Geib Refining Corporation	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Geiju City Datun Chengfeng Smelter	CHINA
Tin (Sn)	Geiju Jinye Mineral Co., Ltd.	CHINA
Tin (Sn)	Geiju Ye Lian Chang	CHINA
Tin (Sn)	Geiju Yunxin Nonferrous Electrolysis Ltd.	CHINA
Tin (Sn)	Gejiu Fengming Metallurgy Chemical Plant*	CHINA
Tin (Sn)	GEJIU GOLD SMELTER MINERALS CO., LTD.	CHINA
Tin (Sn)	Gejiu Jinye Mineral Co., Ltd.*	CHINA
Tin (Sn)	Gejiu Kai Meng Industry and Trade LLC	CHINA
Tin (Sn)	Gejiu Non-Ferrous Metal Processing Co., Ltd.*	CHINA
Tin (Sn)	GEJIU YUNHONG TIN LTD YUNNAN OF P.R. CHINA	CHINA
Tin (Sn)	GEJIU YUNXI GROUP CORP.	CHINA
Tin (Sn)	GEJIU YUNXIN COLORED ELECTROLYSIS LTD YUNNAN OF P.R. CHINA	CHINA
Tin (Sn)	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Tin (Sn)	Gejiu Zi-Li	BOLIVIA (PLURINATIONAL STATE OF)
Tin (Sn)	Gejiu Zi-Li	CHINA
Tin (Sn)	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Tin (Sn)	GEM TERMINAL IND.CO., LTD.	CHINA
Tin (Sn)	Geofeli	BRAZIL
Tin (Sn)	GERDAU	SPAIN
Tin (Sn)	GGB	FRANCE
Tin (Sn)	Gibbs Wire & Steel Co., Inc.	UNITED STATES OF AMERICA
Tin (Sn)	Glencore	CANADA
Tin (Sn)	Global Advanced Metals Aizu	JAPAN
Tin (Sn)	Global Advanced Metals Pty Ltd.	AUSTRALIA
Tin (Sn)	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA
Tin (Sn)	GMH	GERMANY
Tin (Sn)	Gold Bell Group	CHINA
Tin (Sn)	Goldtek Company Limited	CHINA
Tin (Sn)	Gomat-e-K	JAPAN
Tin (Sn)	Good law, Ltd.	CHINA
Tin (Sn)	Goodway	CHINA
Tin (Sn)	Goodway	UNITED STATES OF AMERICA
Tin (Sn)	GRANDE	CHINA
Tin (Sn)	Grant Manufacturing & Alloying, Inc.	UNITED STATES OF AMERICA
Tin (Sn)	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA
Tin (Sn)	Grik Perak	MALAYSIA
Tin (Sn)	Growing and Chemical (Suzhou) Co., Ltd.	CHINA
Tin (Sn)	Grupo Industrial Saltillo	MEXICO
Tin (Sn)	Grupo Mexico	MEXICO
Tin (Sn)	Guang Xi Hua Xi Corp.	CHINA
Tin (Sn)	GUANG XI LIU ZHOU	CHINA

Tin (Sn)	Guang Zhou Hong Wuxi Products Limited	CHINA
Tin (Sn)	Guangdong Huajing Metal Profile Co., Ltd.	CHINA
Tin (Sn)	GuangDong Jiatian Stannum Products Co., Ltd.	CHINA
Tin (Sn)	GuangXi China Tin	CHINA
Tin (Sn)	Guangxi China Tin Co., Ltd. Metal Materials Branch	HONG KONG
Tin (Sn)	Guangxi China Tin Group Co Ltd.	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Guangxi Crystal Union Photoelectric Materials CO., LTD.	CHINA
Tin (Sn)	Guangxi HUAXI Group Co. Ltd.	CHINA
Tin (Sn)	Guangxi Pinggui PGMA Co. Ltd.	CHINA
Tin (Sn)	Guangxi Taixing Electronic Welding Material Co., LTD.	CHINA
Tin (Sn)	Guangxi Zhongshan Gold Bell Smelting Corp. Ltd.	CHINA
Tin (Sn)	Guangxi Zhongshan Jin Yi Smelting Co., Ltd.	CHINA
Tin (Sn)	Guangzhou Non-Ferrous Metals Research Institute	CHINA
Tin (Sn)	Guangzhou Pacific Tinplate Co., Ltd.	CHINA
Tin (Sn)	GuangZhou Research Institute	CHINA
Tin (Sn)	Guangzhou Solderwell Advanced Materials Co., Ltd.	CHINA
Tin (Sn)	Guangzhou Special Copper & Electronics material Co., LTD.	CHINA
Tin (Sn)	Guanyang Guida Nonferrous Metal Smelting Plant*	CHINA
Tin (Sn)	Guest Huaxi Smelting Co. Ltd.	CHINA
Tin (Sn)	Guixi Smelting Plant	CHINA
Tin (Sn)	Guo Dong Copper Manufacture Co., Ltd.	CHINA
Tin (Sn)	H. Kramer & Co.	UNITED STATES OF AMERICA
Tin (Sn)	H.C. Starck GmbH	GERMANY
Tin (Sn)	H.C. Starck Inc.	UNITED STATES OF AMERICA
Tin (Sn)	H.C. Starck Ltd.	JAPAN
Tin (Sn)	H.C. Starck Ltd.	THAILAND
Tin (Sn)	H.J. Enthoven & Sons	UNITED KINGDOM
Tin (Sn)	Habia Cable GmbH	GERMANY
Tin (Sn)	Hai Yuxin Xi Zhuhai Co., Ltd.	CHINA
Tin (Sn)	Hainan Haikou	CHINA
Tin (Sn)	Haiwoo	CHINA
Tin (Sn)	Hana-High Metal	CHINA
Tin (Sn)	Hana-High Metal	MALAYSIA
Tin (Sn)	Hanbaek Nonferrous Metals	KOREA (REPUBLIC OF)
Tin (Sn)	Handok Metal Co., Ltd.	KOREA (REPUBLIC OF)
Tin (Sn)	Hangzhou Yatong Electronics Co., Ltd.	CHINA
Tin (Sn)	Hangzhou youbang soldering materials Co., Ltd.	CHINA
Tin (Sn)	Hanwha International LLC	KOREA (REPUBLIC OF)
Tin (Sn)	HARADA METAL INDUSTRY Co., Ltd.	JAPAN
Tin (Sn)	Harima Refinery	JAPAN
Tin (Sn)	Harmony Gold Mining Company Limited	SOUTH AFRICA
Tin (Sn)	Hawkins, Inc.	UNITED STATES OF AMERICA
Tin (Sn)	Hayes Metals	NEW ZEALAND
Tin (Sn)	HeChi Metallurgical Chemical Factory	CHINA
Tin (Sn)	Heesung Material Ltd.	KOREA (REPUBLIC OF)
Tin (Sn)	HEESUNG METAL Ltd.	KOREA (REPUBLIC OF)
Tin (Sn)	Heimerle + Meule GmbH	GERMANY
Tin (Sn)	Henan Zhongyuan Gold Refinery Co., Ltd.	CHINA
Tin (Sn)	Hengtai Wiring Materials Co., Ltd.	CHINA
Tin (Sn)	Heraeus Hanau	GERMANY
Tin (Sn)	Heraeus Ltd. Hong Kong	CHINA
Tin (Sn)	Heraeus Ltd. Hong Kong	HONG KONG
Tin (Sn)	Heraeus Materials Malaysia Sdn. Bhd.	MALAYSIA
Tin (Sn)	Heraeus Materials Singapore Pte. Ltd.	SINGAPORE
Tin (Sn)	Heraeus Medical GmbH	GERMANY
Tin (Sn)	Heraeus Oriental HiTec Co., Ltd.	KOREA (REPUBLIC OF)
Tin (Sn)	Heraeus Precious Metals GmbH & Co. KG	FRANCE
Tin (Sn)	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Tin (Sn)	Heraeus S.p.A.	ITALY
Tin (Sn)	Heraeus Zhaoyuan Changshu Electronic Materials Co., Ltd.	CHINA
Tin (Sn)	Heraeus Zhaoyuan Precious Metal Materials Co., Ltd.	CHINA
Tin (Sn)	HeTai Gold Mineral GuangDong Ltd. Co.	CHINA
Tin (Sn)	HEYCO Metals	UNITED STATES OF AMERICA
Tin (Sn)	High Quality Technology Co., Ltd.	CHINA
Tin (Sn)	Highjent Technology	GERMANY
Tin (Sn)	High-Power Surface Technology	CHINA
Tin (Sn)	High-Tech Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Hijos de Juan de Garay, S.A.	SPAIN
Tin (Sn)	Hikaru Suites Ltd.	JAPAN
Tin (Sn)	Hishikari Mine	JAPAN
Tin (Sn)	Hitachi Cable, Ltd.	JAPAN
Tin (Sn)	Hitachi Chemical Co. America, Ltd.	UNITED STATES OF AMERICA
Tin (Sn)	Hitachi Metals, Ltd.	JAPAN
Tin (Sn)	Hitachi Seiren K.K.	JAPAN
Tin (Sn)	Hitachi Smelting Co., Ltd.	JAPAN
Tin (Sn)	Hi-Temp Specialty Metals, Inc.	UNITED STATES OF AMERICA
Tin (Sn)	HL Thorne & Co. Ltd.	UNITED KINGDOM
Tin (Sn)	Hoei Metal Co., Ltd.	JAPAN
Tin (Sn)	HOLDJINN	CHINA

Tin (Sn)	Hon Shen Co. Ltd.	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Honeywell Electronic Materials	UNITED STATES OF AMERICA
Tin (Sn)	Hong-Qiao Co., Ltd.	CHINA
Tin (Sn)	HONGQIAO METAL	CHINA
Tin (Sn)	Hongqiao Metals (Kunshan) Co., Ltd.	CHINA
Tin (Sn)	HONGTAIZHOU SMELTER	CHINA
Tin (Sn)	Hop Hing Electroplating Company Zhejiang	CHINA
Tin (Sn)	HS Metal Co., Ltd.	CHINA
Tin (Sn)	Hua Eng Wire & Cable Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	HUAHONG CO., LTD.	CHINA
Tin (Sn)	Huanggang Tongding Metal Materials Co., Ltd.	CHINA
Tin (Sn)	Huanqiu	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Huaxi Building, Guizhong Avenue, Liuzhou, Guangxi	CHINA
Tin (Sn)	Huaxi Group of Nandan	CHINA
Tin (Sn)	Huaxi Guangxi Group	CHINA
Tin (Sn)	HuaXi Metals Co., Ltd.	CHINA
Tin (Sn)	Huaxi Smelting Co. Ltd.	CHINA
Tin (Sn)	HUAXI TIN (LIUZHOU) CO. LTD.	CHINA
Tin (Sn)	Huayou	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Hubei Huanggang Tong Ding Metal Materials Co., LTD.	CHINA
Tin (Sn)	HuiChang Hill Tin Industry Co., Ltd.*	CHINA
Tin (Sn)	Huichang Jinshunda Tin Co., Ltd.	CHINA
Tin (Sn)	Huichang Shun Tin Kam Industries, Ltd.	CHINA
Tin (Sn)	Huiliang	CHINA
Tin (Sn)	Huizhou Taiwan Electronic Component Limited Company	CHINA
Tin (Sn)	Huizhou Tin High-tech Co., Ltd.	CHINA
Tin (Sn)	Hulterworth Smelter	JAPAN
Tin (Sn)	Humen, Dongguan, China West Lake Industrial Zone	CHINA
Tin (Sn)	Hunan Chang Ning Great Wall	CHINA
Tin (Sn)	Hunan Chenzhou Mining Co., Ltd.	CHINA
Tin (Sn)	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Tin (Sn)	Hunan Nonferrous Metals Holding Group Co. LTD.	CHINA
Tin (Sn)	Hunan Tin Company, Ltd.	CHINA
Tin (Sn)	Hunan Xianghualing Tin Co. Ltd.	CHINA
Tin (Sn)	Hung Cheong Metal Manufacturing Limited	CHINA
Tin (Sn)	Huntington Alloys	UNITED STATES OF AMERICA
Tin (Sn)	Huron Valley Steel Corporation	UNITED STATES OF AMERICA
Tin (Sn)	Hutti Gold Mines Company Ltd.	INDIA
Tin (Sn)	HwaSeong CJ Co., Ltd.	KOREA (REPUBLIC OF)
Tin (Sn)	Hyundai-Steel	KOREA (REPUBLIC OF)
Tin (Sn)	IBE Zinn- und Lötprodukte e.K.	GERMANY
Tin (Sn)	IBF IND Brasileira de Ferrolligas Ltda.	BRAZIL
Tin (Sn)	IMC-MetalsAmerica	UNITED STATES OF AMERICA
Tin (Sn)	IMPAG AG	SWITZERLAND
Tin (Sn)	Imperial Aluminum	UNITED STATES OF AMERICA
Tin (Sn)	Imperial Zinc Corp.	UNITED STATES OF AMERICA
Tin (Sn)	In The High-Tech Co. Ltd.	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Inbra Ind E Comercio De Metais LTDA.	BRAZIL
Tin (Sn)	Incesa Comp. Elétricos Ltda.	BRAZIL
Tin (Sn)	Increasingly and Chemical Co. (Suzhou) Ltd.	CHINA
Tin (Sn)	Indium Corporation	UNITED KINGDOM
Tin (Sn)	INDONESIA SMELTING CORPORATION BERHAD	INDONESIA
Tin (Sn)	Indonesia Tin Corp.	INDONESIA
Tin (Sn)	Indonesia (Bangka)	INDONESIA
Tin (Sn)	INDONESIAN STATE TIN CORPORATION MENTOK SMELTER	INDONESIA
Tin (Sn)	Indra Eramulti Logam	INDONESIA
Tin (Sn)	INDUSTRIA BRASILEIRA DE FERRO LIGAS LTDA.	BRAZIL
Tin (Sn)	Industrial gross revenue (co) Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Industrial Minera Mexico S.A.	MEXICO
Tin (Sn)	Ing.Josef Kořínek	CZECH REPUBLIC
Tin (Sn)	Ingot Metal	CANADA
Tin (Sn)	INNOVATION FACTORY	CHINA
Tin (Sn)	Intals S.p.A.	ITALY
Tin (Sn)	International Wire Group, Inc.	UNITED STATES OF AMERICA
Tin (Sn)	IPS	CHINA
Tin (Sn)	IPS	FRANCE
Tin (Sn)	IRM	CANADA
Tin (Sn)	Ishifuku Metal Industry Co., Ltd.	JAPAN
Tin (Sn)	ISHIHARA CHEMICAL CO., LTD.	JAPAN
Tin (Sn)	ISHIHARA SANGYO KAISHA, LTD.	JAPAN
Tin (Sn)	ISHIKAWA METAL CO., LTD.	JAPAN
Tin (Sn)	Italbronze LTDA.	BRAZIL
Tin (Sn)	i-TSCL	GERMANY
Tin (Sn)	Izhevsk Electromechanical Plant Kupol	RUSSIAN FEDERATION
Tin (Sn)	J.S.T. COMPONENTS (S) PTE. LTD.	SINGAPORE
Tin (Sn)	Jada Electronics Ltd.	JAPAN
Tin (Sn)	JalanPantai/Malaysia	MALAYSIA
Tin (Sn)	Jan Janq	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Japan Chofu Manufacturing Plant	JAPAN

Tin (Sn)	Japan Ferrar Metals	JAPAN
Tin (Sn)	Japan Mint	BRAZIL
Tin (Sn)	Japan New Metals Co., Ltd.	JAPAN
Tin (Sn)	Japan Pure Chemical Co., Ltd.	JAPAN
Tin (Sn)	Japan Refining Co., Ltd.	JAPAN
Tin (Sn)	Japanese Precision and Chain	JAPAN
Tin (Sn)	JAU JANQ ENTERPRISE CO., LTD.	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Jean GOLDSCHMIDT INTERNATIONAL S.A.	BELGIUM
Tin (Sn)	Jean Goldschmidt International SA	BELGIUM
Tin (Sn)	JFE Steel Corporation	JAPAN
Tin (Sn)	JGI	ITALY
Tin (Sn)	Jia Lung Corp.	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Jia Tian	CHINA
Tin (Sn)	JIA WANG Technology Solder Product	CHINA
Tin (Sn)	Jiangmen Huayuan Industry Co. Ltd.	CHINA
Tin (Sn)	Jiangsu Xin Hai Copper Co., Ltd.	CHINA
Tin (Sn)	Jiangxi Copper Co., Ltd.	CHINA
Tin (Sn)	JiangXi JiaWang	CHINA
Tin (Sn)	Jiangxi Ketai Advanced Material Co., Ltd.*	CHINA
Tin (Sn)	Jiangxi Nanshan	CHINA
Tin (Sn)	Jiangxi Shunda Huichang Kam Tin Co., Ltd.	CHINA
Tin (Sn)	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tin (Sn)	Jiangxi Tungsten Industry Group Co. Ltd.	CHINA
Tin (Sn)	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tin (Sn)	JIN LI CHANG	CHINA
Tin (Sn)	Jin Tian	CHINA
Tin (Sn)	Jin Yi Group	CHINA
Tin (Sn)	Jin Zhou	CHINA
Tin (Sn)	JinDa Metal Co., Ltd.	CHINA
Tin (Sn)	Jinfeng Gold Mine Smelter	CHINA
Tin (Sn)	Jinlong Copper Co., Ltd.	CHINA
Tin (Sn)	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Tin (Sn)	Jiujiang Tanbre Co., Ltd.	CHINA
Tin (Sn)	JIX Nippon Mining & Metals Corporation	JAPAN
Tin (Sn)	Joetsu Bronz1 Corporation	JAPAN
Tin (Sn)	Johnson Matthey Inc.	UNITED STATES OF AMERICA
Tin (Sn)	Johnson Matthey Limited	CANADA
Tin (Sn)	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
Tin (Sn)	JSC Uralelectromed	RUSSIAN FEDERATION
Tin (Sn)	J-Tech Inc.	CHINA
Tin (Sn)	JU TAI INDUSTRIAL CO., LTD.	CHINA
Tin (Sn)	Juxuan	CHINA
Tin (Sn)	JX NIKKO NISSEKI	JAPAN
Tin (Sn)	JX Nippon Mining & Metals Co., Ltd.	INDONESIA
Tin (Sn)	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Tin (Sn)	Kai Union Industry and Trade Co., Ltd. (China)	CHINA
Tin (Sn)	Kai Unita Trade Limited Liability Company	CHINA
Tin (Sn)	Kaimeng(Gejiu) Industry and Trade Co., Ltd.	CHINA
Tin (Sn)	Kainan Metal Ind. Co. Ltd.	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Kalas Manufacturing, Inc.	UNITED STATES OF AMERICA
Tin (Sn)	Kanfort Industrial (Yantai) Co., Ltd.	HONG KONG
Tin (Sn)	Karas Plating	UNITED KINGDOM
Tin (Sn)	KATAPANG	CHINA
Tin (Sn)	Kazzinc	KAZAKHSTAN
Tin (Sn)	Kee Shing Industrial Products Ltd.	HONG KONG
Tin (Sn)	Keeling & Walker Limited	UNITED KINGDOM
Tin (Sn)	KEMET Blue Metals	MEXICO
Tin (Sn)	KEMET Blue Powder	UNITED STATES OF AMERICA
Tin (Sn)	Kennametal Huntsville	UNITED STATES OF AMERICA
Tin (Sn)	Kester	INDIA
Tin (Sn)	Kester	JAPAN
Tin (Sn)	Kester	UNITED STATES OF AMERICA
Tin (Sn)	Ketapang	CHINA
Tin (Sn)	Ketapang	INDONESIA
Tin (Sn)	Kewei Tin Co., Ltd.	CHINA
Tin (Sn)	KIESOW DR. BRINKMANN	GERMANY
Tin (Sn)	Kihong T&G	INDONESIA
Tin (Sn)	King-Tan Tantalum Industry Ltd.	CHINA
Tin (Sn)	Kisei	KOREA (REPUBLIC OF)
Tin (Sn)	KISTRON CO., LTD.	KOREA (REPUBLIC OF)
Tin (Sn)	KITZ METALWORKS CORPORATION	JAPAN
Tin (Sn)	Kiyomine Metal Industry Co., LTD.	JAPAN
Tin (Sn)	Kiyotaka Taiwan Enterprise Co.	CHINA
Tin (Sn)	KME	GERMANY
Tin (Sn)	KME Brass France SAS	FRANCE
Tin (Sn)	KME BRASS ITALY S.r.l.	ITALY
Tin (Sn)	KME Germany GmbH & Co KG	GERMANY
Tin (Sn)	Koal Co Ltd.	KOREA (REPUBLIC OF)
Tin (Sn)	KOBA	INDONESIA

Tin (Sn)	Kobe Steel, Ltd.	JAPAN
Tin (Sn)	Koepp Schaum GmbH	GERMANY
Tin (Sn)	KOHOKU KOGYO CO., LTD.	JAPAN
Tin (Sn)	KOHSHIN	CHINA
Tin (Sn)	Kojima Chemicals Co., Ltd.	JAPAN
Tin (Sn)	KOKI Company Ltd.	JAPAN
Tin (Sn)	Koki Products Co., Ltd.	JAPAN
Tin (Sn)	Koki Products Co., Ltd.	THAILAND
Tin (Sn)	Konshan Into The Solder Manufacturing CO., LTD.	CHINA
Tin (Sn)	Korea Metal Co., Ltd.	KOREA (REPUBLIC OF)
Tin (Sn)	Korea Poongsan Smelting Corporation	CHILE
Tin (Sn)	Kovohute Pribram Nastupnicka, a. s.	CZECH REPUBLIC
Tin (Sn)	KOVOHUTĚ PŘÍBRAM NÁSTUPNICKÁ, A.S.	CZECH REPUBLIC
Tin (Sn)	k-Tech	KOREA (REPUBLIC OF)
Tin (Sn)	KU PING ENTERPRISE CO., LTD.	CHINA
Tin (Sn)	Kuan Shuo Ind. Co. Ltd.	CHINA
Tin (Sn)	KuanShan China Ai Sen Self-conductor Meterials Company	CHINA
Tin (Sn)	Kundur Smelter	INDONESIA
Tin (Sn)	Kunming High-tech Industrial Developing Area	CHINA
Tin (Sn)	Kunshan City Xin Tongding metal materials Co., Ltd.	CHINA
Tin (Sn)	Kunshan concentric surface technology co., LTD.	CHINA
Tin (Sn)	kunshan into the solder manufacturing co., LTD.	CHINA
Tin (Sn)	Kunshan Shenghan	CHINA
Tin (Sn)	Kunshan Shing Lee Lipire Manufacturing Co, Ltd.	CHINA
Tin (Sn)	Kunshan Shing Lee Solder Manufactureing Co. Ltd.	CHINA
Tin (Sn)	Kunshan Xin Ding Metal Material Limited Company	CHINA
Tin (Sn)	Kunshan Xin Tong Ding Metal Material Co., Ltd.	CHINA
Tin (Sn)	Kunshan Xiubo	CHINA
Tin (Sn)	Kuntai	CHINA
Tin (Sn)	Kupol	RUSSIAN FEDERATION
Tin (Sn)	Kurt J. Lesker Company	UNITED STATES OF AMERICA
Tin (Sn)	KYOCERA Corporation	INDONESIA
Tin (Sn)	KYOCERA Corporation	JAPAN
Tin (Sn)	Kyrgyzaltyn JSC	KYRGYZSTAN
Tin (Sn)	L Trade and Technology	CHINA
Tin (Sn)	Laibin China Tin Smelting Ltd.	CHINA
Tin (Sn)	Laibin Huaxi Smelterring Co., Ltd.	CHINA
Tin (Sn)	LAIBIN SMELTERY OF LIUZHOU CHINA TIN GROUP CO., LTD.	CHINA
Tin (Sn)	LANGFANG BONDTRON ELECTRONIC MATERIALS CO., LTD.	CHINA
Tin (Sn)	Laybold	MALAYSIA
Tin (Sn)	L’azurde Company For Jewelry	SAUDI ARABIA
Tin (Sn)	Lee Cheong Gold Dealers Ltd.	CHINA
Tin (Sn)	Lee established a solder Manufacturing Co., Ltd. Kunshan	CHINA
Tin (Sn)	LEE KU INDUSTRIAL CO., LTD.	KOREA (REPUBLIC OF)
Tin (Sn)	Levitra can, Shenzhen Electronic Technology Co., Ltd.	CHINA
Tin (Sn)	LEYBOLD CO., LTD.	CHINA
Tin (Sn)	LEYBOLD CO., LTD.	JAPAN
Tin (Sn)	LEYBOLD CO., LTD.	MALAYSIA
Tin (Sn)	LG International Corp.	KOREA (REPUBLIC OF)
Tin (Sn)	LI CHUN METALS CO., LTD.	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	LI HONG, WUXI ELECTRONIC MATERIALS CO., LTD.	CHINA
Tin (Sn)	LIAN JING	CHINA
Tin (Sn)	Lian Xing Plating Factory	CHINA
Tin (Sn)	Lichung Soldering Manufacturing Co., Ltd.	CHINA
Tin (Sn)	Linetech	KOREA (REPUBLIC OF)
Tin (Sn)	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
Tin (Sn)	Linwu Xianggui Ore Smelting Co., Ltd.	CHINA
Tin (Sn)	Linwu Xianggui Smelter Co.	CHINA
Tin (Sn)	LiQiao	CHINA
Tin (Sn)	Liuzhhou China Tin	CHINA
Tin (Sn)	London Bullion Market Association	UNITED KINGDOM
Tin (Sn)	LSM Brasil S.A.	BRAZIL
Tin (Sn)	LS-NIKKO Copper Inc.	KOREA (REPUBLIC OF)
Tin (Sn)	Lübeck GmbH	GERMANY
Tin (Sn)	LUPON ENTERPRISE CO., LTD.	MALAYSIA
Tin (Sn)	LUPON ENTERPRISE CO., LTD.	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Lushan	CHINA
Tin (Sn)	M&R Claushuis BV	NETHERLANDS
Tin (Sn)	M/s ECO Tropical Resources	SINGAPORE
Tin (Sn)	M/s.Sarvottam Enterprises	INDIA
Tin (Sn)	Ma On Shuguang Smelting Plant	CHINA
Tin (Sn)	Maanshan Dongshen Electronic Material Factory	CHINA
Tin (Sn)	MacDermid GmbH	GERMANY
Tin (Sn)	MacDermid, Inc.	GERMANY
Tin (Sn)	MacDermid, Inc.	UNITED STATES OF AMERICA
Tin (Sn)	Magnesium Elektron Powders	UNITED STATES OF AMERICA
Tin (Sn)	Magnu’s Minerais Metais e Ligas Ltda.*	BRAZIL
Tin (Sn)	Makin Metal Powders (UK) Ltd.	UNITED KINGDOM
Tin (Sn)	Malaysia Smelting Corporation (MSC)*	MALAYSIA

Tin (Sn)	Malaysian Aluminium & Alloys (M) Sdn. Bhd.	MALAYSIA
Tin (Sn)	MANAAS MEYERLARGICAL	INDIA
Tin (Sn)	Marco Metales de México de R.L. de C.V.	MEXICO
Tin (Sn)	MARUICHI STEEL TUBE LTD.	JAPAN
Tin (Sn)	Materials Eco-Refining Co., Ltd.	JAPAN
Tin (Sn)	Materion	UNITED STATES OF AMERICA
Tin (Sn)	Matsuda Sangyo Co., Ltd.	JAPAN
Tin (Sn)	MATSUO HANDA CO., LTD.	JAPAN
Tin (Sn)	Matsuo Solder Co., Ltd.	JAPAN
Tin (Sn)	MATSUSHIMA KINZOKU	JAPAN
Tin (Sn)	Matsushima Metal Corporation	JAPAN
Tin (Sn)	MBO	FRANCE
Tin (Sn)	MCP Heck	GERMANY
Tin (Sn)	MCP Metal Specialist Inc.	CHINA
Tin (Sn)	MCP Metal Specialist Inc.	UNITED STATES OF AMERICA
Tin (Sn)	Mecomsa S.A. de C.V.	PERU
Tin (Sn)	Medeko Cast S.R.O.	SLOVAKIA
Tin (Sn)	Melt Metais e Ligas S.A.*	BRAZIL
Tin (Sn)	Meng Neng	CHINA
Tin (Sn)	Mentok Smelter	INDONESIA
Tin (Sn)	MENTPL	INDONESIA
Tin (Sn)	Metaconcept	FRANCE
Tin (Sn)	Metahub Industries Sdn. Bhd.	MALAYSIA
Tin (Sn)	Met-AL	UNITED STATES OF AMERICA
Tin (Sn)	Metal Alloy (India)	INDIA
Tin (Sn)	METAL DO CO., LTD.	JAPAN
Tin (Sn)	Metall- und Oberflächenchemie Sperzel GmbH	GERMANY
Tin (Sn)	Metallic Materials Branch of Guangxi China Tin Group Co., Ltd.	CHINA
Tin (Sn)	Metallic Resources, Inc.*	UNITED STATES OF AMERICA
Tin (Sn)	Metallo-Chimique N.V.*	BELGIUM
Tin (Sn)	Metallum Metal Trading AG CH-Regendorf	SWITZERLAND
Tin (Sn)	METALLUM Metal Trading Ltd.	SWITZERLAND
Tin (Sn)	Metallurgical Products India Pvt., Ltd.	INDIA
Tin (Sn)	Metalor Technologies (Hong Kong) Ltd.	HONG KONG
Tin (Sn)	Metalor Technologies (Suzhou) Ltd.	CHINA
Tin (Sn)	Metalor Technologies S.A.	SWITZERLAND
Tin (Sn)	Metalor USA Refining Corporation	UNITED STATES OF AMERICA
Tin (Sn)	Metari	INDONESIA
Tin (Sn)	Metech Alu Ind Sdn. Bhd.	CHINA
Tin (Sn)	Met-Mex Penoles, S.A.	MEXICO
Tin (Sn)	Metropolitan Alloys Corporation	UNITED STATES OF AMERICA
Tin (Sn)	Midland Industries, Inc.	UNITED STATES OF AMERICA
Tin (Sn)	Mihara Kinzoku Kogyo Co.,Ltd.	JAPAN
Tin (Sn)	Millard Wire & Specialty Strip Company	UNITED STATES OF AMERICA
Tin (Sn)	Mimmetal	CHINA
Tin (Sn)	Minchali Metal Industry Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Mineração Taboca S.A.*	BRAZIL
Tin (Sn)	Mineral - Metal, s.r.o.	CZECH REPUBLIC
Tin (Sn)	Ming Li Jia Smelt Metal Factory	CHINA
Tin (Sn)	MINICUT Group	CHINA
Tin (Sn)	Minmetals Ganzhou Tin Co. Ltd.	CHINA
Tin (Sn)	Minsur*	PERU
Tin (Sn)	Misue Tin Smelter and Refinery	PERU
Tin (Sn)	Mits-Tec (Shanghai) Co. Ltd.	CHINA
Tin (Sn)	Mitsubishi Materials Corporation*	JAPAN
Tin (Sn)	Mitsui Kinzoku Co Ltd. Takehara Seirenjyo	JAPAN
Tin (Sn)	MITSUI SUMITOMO METAL MINING BRASS & COPPER CO., LTD.	JAPAN
Tin (Sn)	MK Electron Co., Ltd.	KOREA (REPUBLIC OF)
Tin (Sn)	Modeltech Sdn. Bhd.	MALAYSIA
Tin (Sn)	MONETTE Kabel- und Elektrowerk GmbH	GERMANY
Tin (Sn)	Moravia Steel	CZECH REPUBLIC
Tin (Sn)	Multiple Xin Precision Metal Electroplating Factory	CHINA
Tin (Sn)	MUNTOK SMELTER	INDONESIA
Tin (Sn)	N.E. CHEMCAT Corporation	JAPAN
Tin (Sn)	Nancang Metal Material Co., Ltd.	CHINA
Tin (Sn)	Nanchang Cemented Carbide Limited Liability Company	CHINA
Tin (Sn)	Nandan China Huaxi Group	CHINA
Tin (Sn)	NanJing DaMai Science Technology Industry Co., LTD.	CHINA
Tin (Sn)	Nanjing Xin Ying Technology Co., Ltd.	CHINA
Tin (Sn)	NANJING XINXING ELECTRONICAL STUFF LIMITED COMPANY	CHINA
Tin (Sn)	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA
Tin (Sn)	NANTONG CHUN YUAN ELECTRONICSIND CO., LTD.	CHINA
Tin (Sn)	Nathan Trotter & Co., Inc.	UNITED STATES OF AMERICA
Tin (Sn)	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Tin (Sn)	Neuhaus	GERMANY
Tin (Sn)	New Mining Co., Ltd.	CHINA
Tin (Sn)	Ney Metals	INDONESIA
Tin (Sn)	NGHE TIN NON-FERROUS METAL COMPANY	INDONESIA
Tin (Sn)	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIETNAM

Tin (Sn)	Nihama Nickel Refinery	JAPAN
Tin (Sn)	Nihon Genma MFG Co., Ltd.	JAPAN
Tin (Sn)	Nihon Genma MFG Co., Ltd.	THAILAND
Tin (Sn)	Nihon Handa Co., Ltd.	JAPAN
Tin (Sn)	Nihon Kagaku Sangyo Co., Ltd.	JAPAN
Tin (Sn)	Nihon Material Co., Ltd.	JAPAN
Tin (Sn)	NIHON SUPERIOR CO., LTD.	JAPAN
Tin (Sn)	Ningbo Changzhen Copper Co., Ltd.	CHINA
Tin (Sn)	Ningbo Jintian Copper (Group) CO., LTD.	CHINA
Tin (Sn)	NINGBO YINZHOU TIN BRONZE BRONZE BELT CO., LTD.	CHINA
Tin (Sn)	Ningxia Orient Tantalum Industry Co., Ltd.	UNITED STATES OF AMERICA
Tin (Sn)	Nippon Filler Metals, Ltd.	JAPAN
Tin (Sn)	NIPPON KINZOKU Co., Ltd.	JAPAN
Tin (Sn)	Nippon Metal Ferrer’s	JAPAN
Tin (Sn)	Nippon Mining & Metals Co., Ltd.	JAPAN
Tin (Sn)	Nippon Shindo Company, Limited	JAPAN
Tin (Sn)	NIPPON STEEL & SUMITOMO METAL CORPORATION	JAPAN
Tin (Sn)	Nishihara Science and Engineering	JAPAN
Tin (Sn)	NITAH	INDONESIA
Tin (Sn)	NITORA	SWITZERLAND
Tin (Sn)	Nohon Superior Co.	JAPAN
Tin (Sn)	Nordson EFD	UNITED STATES OF AMERICA
Tin (Sn)	Norteña de Metales, S.A.	SPAIN
Tin (Sn)	North Star BlueScope Steel	UNITED STATES OF AMERICA
Tin (Sn)	Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION
Tin (Sn)	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION
Tin (Sn)	Nrudakoto Ltd.	JAPAN
Tin (Sn)	NTET, Thailand	THAILAND
Tin (Sn)	Nucor CF Wisconsin	UNITED STATES OF AMERICA
Tin (Sn)	Nucor Steel	UNITED STATES OF AMERICA
Tin (Sn)	Nyrstar	AUSTRALIA
Tin (Sn)	O.M. Manufacturing (Thailand) Co., Ltd.*	THAILAND
Tin (Sn)	O.M. Manufacturing Philippines, Inc.*	PHILIPPINES
Tin (Sn)	Oetinger Aluminium	GERMANY
Tin (Sn)	Ohio Precious Metals, LLC	UNITED STATES OF AMERICA
Tin (Sn)	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION
Tin (Sn)	Oki Copper and Brass Industry Co., Ltd.	CHINA
Tin (Sn)	Old City Metals Processing Co., Ltd.	CHINA
Tin (Sn)	Old Ye Factory	CHINA
Tin (Sn)	OM Manufacturing Phils. Inc.	PHILIPPINES
Tin (Sn)	OMSA	BOLIVIA (PLURINATIONAL STATE OF)
Tin (Sn)	Operaciones Metalurgical S.A.*	BOLIVIA (PLURINATIONAL STATE OF)
Tin (Sn)	Osaka asahi metal K.K.	JAPAN
Tin (Sn)	Oxbow Metales Mèxico S. de R.L de C.V	BOLIVIA (PLURINATIONAL STATE OF)
Tin (Sn)	Ozawa Metal Industry Co., Ltd.	JAPAN
Tin (Sn)	PADAENG INDUSTRY PUBLIC COMPANY LIMITED	THAILAND
Tin (Sn)	Palm Commodities International, Inc.	UNITED STATES OF AMERICA
Tin (Sn)	PAMP S.A.	SWITZERLAND
Tin (Sn)	PAN LIGHT CORP.	INDONESIA
Tin (Sn)	Pan Pacific Copper Co. Ltd.	JAPAN
Tin (Sn)	PanJit International	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	PAN-Metallgesellschaft Baumgärtner	GERMANY
Tin (Sn)	Paranapanema S.A.	BRAZIL
Tin (Sn)	PBT	FRANCE
Tin (Sn)	PBT	UNITED STATES OF AMERICA
Tin (Sn)	PENINSULAR DE LATÓN	SPAIN
Tin (Sn)	Persang Alloy Industries	INDIA
Tin (Sn)	Perth Mint	AUSTRALIA
Tin (Sn)	Perusahaan Sadur Timah Malaysia (PERSTIMA) Berhad	MALAYSIA
Tin (Sn)	PGMA	CHINA
Tin (Sn)	Philippine Associated Smelting and Refining Corporation	PHILIPPINES
Tin (Sn)	Phoenix Metal Ltd.	RWANDA
Tin (Sn)	Phonon Meiwa Inc.	JAPAN
Tin (Sn)	Pinshine	CHINA
Tin (Sn)	PİREKS A.S.	TURKEY
Tin (Sn)	PISCO	PERU
Tin (Sn)	PL Timah Tbk	INDONESIA
Tin (Sn)	Plansee SE Reutte	AUSTRIA
Tin (Sn)	Plansee SE Reutte	GERMANY
Tin (Sn)	Plant of metals and alloys CJSC	RUSSIAN FEDERATION
Tin (Sn)	Poongsan Corporation	KOREA (REPUBLIC OF)
Tin (Sn)	POSCO	KOREA (REPUBLIC OF)
Tin (Sn)	POSCO DAEWOO	KOREA (REPUBLIC OF)
Tin (Sn)	Possehl Electronics	NETHERLANDS
Tin (Sn)	Praxair Surface Technologies	UNITED STATES OF AMERICA
Tin (Sn)	Prifer Com de Sucata	BRAZIL
Tin (Sn)	Primeyoung Metal Ind. (Zhuhai) Co., Ltd.	CHINA
Tin (Sn)	Pro Wu Xianggui Mining Co., Ltd.	CHINA
Tin (Sn)	Productos Minerales del Norte S.A. de C.V.	BOLIVIA (PLURINATIONAL STATE OF)

Tin (Sn)	Pro-Tech Korea	KOREA (REPUBLIC OF)
Tin (Sn)	PT Bangka Putra Karya	INDONESIA
Tin (Sn)	PT Alam Lestari Kencana	INDONESIA
Tin (Sn)	PT Aneka Tambang (Persero) Tbk	INDONESIA
Tin (Sn)	PT Aries Kencana Sejahtera*	INDONESIA
Tin (Sn)	PT Artha Cipta Langgeng*	INDONESIA
Tin (Sn)	PT ATD Makmur Mandiri Jaya*	INDONESIA
Tin (Sn)	PT Babel Inti Perkasa*	INDONESIA
Tin (Sn)	PT Babel Surya Alam Lestari	INDONESIA
Tin (Sn)	PT Bangka Kudai Tin	INDONESIA
Tin (Sn)	PT Bangka Prima Tin*	INDONESIA
Tin (Sn)	PT Bangka Putra Karya	INDONESIA
Tin (Sn)	PT Bangka Timah Utama Sejahtera	INDONESIA
Tin (Sn)	PT Bangka Tin Industry*	INDONESIA
Tin (Sn)	PT Belitung Industri Sejahtera*	INDONESIA
Tin (Sn)	PT BilliTin Makmur Lestari	INDONESIA
Tin (Sn)	PT Bukit Timah*	INDONESIA
Tin (Sn)	PT Cipta Persada Mulia*	INDONESIA
Tin (Sn)	PT Citra Logam AlphaSejahtera	INDONESIA
Tin (Sn)	PT Citralcogam	INDONESIA
Tin (Sn)	PT Donna Kembara Jaya	INDONESIA
Tin (Sn)	PT DS Jaya Abadi*	INDONESIA
Tin (Sn)	PT Eunindo Usaha Mandiri*	INDONESIA
Tin (Sn)	PT Fang Di MulTindo	INDONESIA
Tin (Sn)	PT H.P. Metals Indonesia	INDONESIA
Tin (Sn)	PT HANJAYA PERKASA METALS	INDONESIA
Tin (Sn)	PT Indra Eramult Logam Industri	INDONESIA
Tin (Sn)	PT Inti Stania Prima*	INDONESIA
Tin (Sn)	PT Justindo	INDONESIA
Tin (Sn)	PT Karimun Mining*	INDONESIA
Tin (Sn)	PT Kijang Jaya Mandiri*	INDONESIA
Tin (Sn)	PT Koba Tin	INDONESIA
Tin (Sn)	PT Mitra Stania Prima*	INDONESIA
Tin (Sn)	PT Panca Mega Persada*	INDONESIA
Tin (Sn)	PT Pelat Timah Nusantara Tbk	INDONESIA
Tin (Sn)	PT Prima Timah Utama*	INDONESIA
Tin (Sn)	PT Rajwa International	INDONESIA
Tin (Sn)	PT Refined Bangka Tin*	INDONESIA
Tin (Sn)	PT Sariwiguna Binasentosa*	INDONESIA
Tin (Sn)	PT Seirama Tin Investment	INDONESIA
Tin (Sn)	PT Singkep Times Utama	INDONESIA
Tin (Sn)	PT Stanindo Inti Perkasa*	INDONESIA
Tin (Sn)	PT Sukses Inti Makmur*	INDONESIA
Tin (Sn)	PT Sumber Jaya Indah*	INDONESIA
Tin (Sn)	PT Tambang Timah	INDONESIA
Tin (Sn)	PT Timah (Persero) Tbk Kundur*	INDONESIA
Tin (Sn)	PT Timah (Persero) Tbk Mentok*	INDONESIA
Tin (Sn)	PT TIMERA	INDONESIA
Tin (Sn)	PT Tinindo Inter Nusa*	INDONESIA
Tin (Sn)	PT Tirus Putra Mandiri	INDONESIA
Tin (Sn)	PT Tommy Utama*	INDONESIA
Tin (Sn)	PT Wahana Perkit Jaya	INDONESIA
Tin (Sn)	PT Yinchendo Mining Industry	INDONESIA
Tin (Sn)	PT. CITRALOGAM ALPHASEJAHTERA	INDONESIA
Tin (Sn)	PT. Deli Putra Karya	INDONESIA
Tin (Sn)	PT. Natari Sistem Indonesia	INDONESIA
Tin (Sn)	PT. SOLDER INDONESIA	INDONESIA
Tin (Sn)	PT. SUPRA SUKSES TRINUSA	INDONESIA
Tin (Sn)	PT.TANLOAUG TINAH	INDONESIA
Tin (Sn)	Public Procurement Service	KOREA (REPUBLIC OF)
Tin (Sn)	Qingdao Klong Nonferrous metal Co., Ltd.	CHINA
Tin (Sn)	QIT	CANADA
Tin (Sn)	Qualitek Delta Philippines	PHILIPPINES
Tin (Sn)	Quan Kai Shiye(gu)youxian Gongsi	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Raffmetal	ITALY
Tin (Sn)	Rahman Hydraulic Tin Berhad	MALAYSIA
Tin (Sn)	Rahman Hydraulic Tin Sdn. Bhd.	MALAYSIA
Tin (Sn)	Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Tin (Sn)	RedRing Solder Sdn. Bhd.	MALAYSIA
Tin (Sn)	Redsun Metal Ind. Co., Ltd.	INDONESIA
Tin (Sn)	Redsun Metal Ind. Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Reiborudo Co., Ltd.	JAPAN
Tin (Sn)	Remelt Sources, Incorporated	UNITED STATES OF AMERICA
Tin (Sn)	Republic Steel	UNITED STATES OF AMERICA
Tin (Sn)	Resind Indústria e Comércio Ltda.*	BRAZIL
Tin (Sn)	REYNOLDS	FRANCE
Tin (Sn)	RFH Tantalum Smeltry Co., Ltd.	CHINA
Tin (Sn)	Ri Kuang	CHINA
Tin (Sn)	Richard Stenzhorn GmbH	GERMANY

Tin (Sn)	RICHEMAX INTERNATIONAL CO., LTD.	CHINA
Tin (Sn)	Rihin	CHINA
Tin (Sn)	Risse + Wilke Kaltband GmbH & Co.KG	GERMANY
Tin (Sn)	Ritchey Metals Co., Inc.	UNITED STATES OF AMERICA
Tin (Sn)	Rohm and Haas	CHINA
Tin (Sn)	Rohm and Haas	GERMANY
Tin (Sn)	Royal Canadian Mint	CANADA
Tin (Sn)	RSI	UNITED STATES OF AMERICA
Tin (Sn)	Rui Da Hung*	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Russkoe Olovo	RUSSIAN FEDERATION
Tin (Sn)	S Company	THAILAND
Tin (Sn)	S. Izaguirre S.A.	SPAIN
Tin (Sn)	Saarstahl AG	GERMANY
Tin (Sn)	Sabin Metal Corp.	UNITED STATES OF AMERICA
Tin (Sn)	SACAL S.p.A.	ITALY
Tin (Sn)	Saitamaken Irumasi Sayama Ke Hara	JAPAN
Tin (Sn)	Salzgitter	GERMANY
Tin (Sn)	Samatron Co., Ltd.	KOREA (REPUBLIC OF)
Tin (Sn)	Sambo Industrial Co., Ltd.	KOREA (REPUBLIC OF)
Tin (Sn)	Samduck Precious Metals	KOREA (REPUBLIC OF)
Tin (Sn)	Samhwa Non-ferrorus Metal Ind. Co. Ltd.	KOREA (REPUBLIC OF)
Tin (Sn)	Samsung Electro-Mechanics	KOREA (REPUBLIC OF)
Tin (Sn)	Samtec	UNITED STATES OF AMERICA
Tin (Sn)	SAMWON Metals Corp.	KOREA (REPUBLIC OF)
Tin (Sn)	Sandvik Materials Technology	SWEDEN
Tin (Sn)	SAN-ETSU METALS	JAPAN
Tin (Sn)	Sanmenxia HengSheng Science Technology R&D CO. LTD.	CHINA
Tin (Sn)	SARBAK	TURKEY
Tin (Sn)	Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret AS	TURKEY
Tin (Sn)	SASAKI CHEMICAL CO., LTD.	JAPAN
Tin (Sn)	Sasaki Solder Corporation	JAPAN
Tin (Sn)	Schloetter Co. Ltd.	GERMANY
Tin (Sn)	Schloetter Co. Ltd.	INDONESIA
Tin (Sn)	Schloetter Co. Ltd.	UNITED KINGDOM
Tin (Sn)	Schone Edelmetaal B.V.	NETHERLANDS
Tin (Sn)	Seapower Ltd. Zhuhai	CHINA
Tin (Sn)	Seikou	CHINA
Tin (Sn)	Seirenngyousya	CHINA
Tin (Sn)	Seju Industry	KOREA (REPUBLIC OF)
Tin (Sn)	Selayang Solder Sdn. Bhd.	INDONESIA
Tin (Sn)	Selayang Solder Sdn. Bhd.	MALAYSIA
Tin (Sn)	Semco	KOREA (REPUBLIC OF)
Tin (Sn)	SEMPSA Joyería Platería S.A.	SPAIN
Tin (Sn)	Senju (Malaysia) Sdn. Bhd.	MALAYSIA
Tin (Sn)	Senju Metal (Hong Kong) Ltd.	CHINA
Tin (Sn)	Senju Metal (Shanghai) Co., Ltd.	CHINA
Tin (Sn)	Senju Metal Industry Co., Ltd.	CHINA
Tin (Sn)	Senju Metal Industry Co., Ltd.	INDONESIA
Tin (Sn)	Senju Metal Industry Co., Ltd.	JAPAN
Tin (Sn)	Senju Metal Industry Co., Ltd.	MALAYSIA
Tin (Sn)	Settu Chemical Industry	JAPAN
Tin (Sn)	Sevelar S.A.	SPAIN
Tin (Sn)	Sevotrans GmbH	GERMANY
Tin (Sn)	SGE (Shanghai Gold exchange)	BOLIVIA (PLURINATIONAL STATE OF)
Tin (Sn)	SGS BOLIVIA S.A.	BOLIVIA (PLURINATIONAL STATE OF)
Tin (Sn)	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA
Tin (Sn)	Shandong Guoda Gold Co., LTD.	CHINA
Tin (Sn)	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
Tin (Sn)	Shandong Zhaojin Group Co., Ltd.	CHINA
Tin (Sn)	ShangDongZhaoJinLiFu Noble Metal CO., LTD.	CHINA
Tin (Sn)	SHANGHAI ALMIT CO., LTD.	CHINA
Tin (Sn)	Shanghai Hubao Coppe	CHINA
Tin (Sn)	Shanghai Jiangxi Metals Co. Ltd.	CHINA
Tin (Sn)	SHANGHAI MITSUOKA ELECTRONICS CO., LTD.	CHINA
Tin (Sn)	Shanghai New Solar	CHINA
Tin (Sn)	Shanghai shines Trading Co., Ltd.	CHINA
Tin (Sn)	Shanghai Sigma Metals Inc.	CHINA
Tin (Sn)	Shanghai Sinyang Semiconductor Materials Co., Ltd.	CHINA
Tin (Sn)	Shanghai Yuanhao Surface Finishing Co. Ltd.	CHINA
Tin (Sn)	Shanghai Yueqiang Metal Products Co., Ltd.	CHINA
Tin (Sn)	ShangQi	CHINA
Tin (Sn)	Shanmao Technology Inc.	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Shantou Xi Kuang	CHINA
Tin (Sn)	Shao Xing Tian Long Tin Materials Co. LTD.	CHINA
Tin (Sn)	Shaoxing Tianlong Tin Materials Co., Ltd.	CHINA
Tin (Sn)	Shapiro Metal Supply	UNITED STATES OF AMERICA
Tin (Sn)	Shen Zhen Rui Yun Feng Industry Co., Ltd.	CHINA
Tin (Sn)	SHENMAO SOLDER (Malaysia) SDN. BHD.	MALAYSIA
Tin (Sn)	SHENMAO SOLDER (Malaysia) SDN. BHD.	TAIWAN, PROVINCE OF CHINA

Tin (Sn)	Shenmao Technology Inc.	CHINA
Tin (Sn)	Shenmao Technology Inc.	MALAYSIA
Tin (Sn)	Shenmao Technology Inc.	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	SHENYANG RONGSHENGYUAN	CHINA
Tin (Sn)	Shenyang Zijin Copper Co., Ltd.	CHINA
Tin (Sn)	Shenzhen Aijiafa Industrial CO. LTD.	CHINA
Tin (Sn)	Shenzhen Anchen Soldering Tin Products Co., Ltd.	CHINA
Tin (Sn)	Shenzhen Boshida Soldering Tin Industrial Co. Ltd.	CHINA
Tin (Sn)	Shenzhen Chemicals & Light Industry Co. Ltd.	CHINA
Tin (Sn)	Shenzhen City Jin Chun Tin Co., Ltd.	CHINA
Tin (Sn)	SHENZHEN HONGCHANG METAL MANUFACTURING FACTORY	CHINA
Tin (Sn)	Shenzhen Honghe Yunguan Tin Co., Ltd.	CHINA
Tin (Sn)	Shenzhen Kamo Co., Ltd.	CHINA
Tin (Sn)	Shenzhen keaixin Technology	CHINA
Tin (Sn)	Shenzhen New Jin Spring Solder Products Co., LTD.	CHINA
Tin (Sn)	Shenzhen Qi Xiang da Hua Gong Gong Si	CHINA
Tin (Sn)	Shenzhen Qi Xiangda Chemical Co.	CHINA
Tin (Sn)	SHENZHEN RED CLOUD CROWN TIN LIMITED	CHINA
Tin (Sn)	SHENZHEN RED CLOUD CROWN TIN LIMITED	MALAYSIA
Tin (Sn)	Shenzhen Thai Industrial Co., Ltd.	CHINA
Tin (Sn)	Shenzhen Xing HongTai Tin Co., Ltd.	CHINA
Tin (Sn)	Shinken	CHINA
Tin (Sn)	SHINKO ELECTRIC INDUSTRIES (WUXI) CO., LTD.	JAPAN
Tin (Sn)	Shinko Leadmikk, Ltd.	JAPAN
Tin (Sn)	Shonan Plant Tanaka Kikinzoku	JAPAN
Tin (Sn)	Showa Kako Corp.	JAPAN
Tin (Sn)	Shunder Industry (Jiangsu) Co., Ltd.	CHINA
Tin (Sn)	Sichuan Guanghan Jiangnan Casting Smelters	CHINA
Tin (Sn)	Sichuan Huaxi Group Co., Ltd.	CHINA
Tin (Sn)	Sichuan Metals & Materials Imp & Exp Co.	CHINA
Tin (Sn)	SIGMA TIN ALLOY CO., LTD.	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Sinasahi Solder (M) Sdn. Bhd.	MALAYSIA
Tin (Sn)	Singapore Asahi Chemical & Solder Industries Pte. Ltd.	SINGAPORE
Tin (Sn)	Sinnihon Brass CO., LTD.	JAPAN
Tin (Sn)	SIP	INDONESIA
Tin (Sn)	Sipi Metals	UNITED STATES OF AMERICA
Tin (Sn)	SIZER METALS PTE. LTD.	SINGAPORE
Tin (Sn)	Smelting & Refining	THAILAND
Tin (Sn)	Smelting Branch of Yunnan Tin Company Ltd.	CHINA
Tin (Sn)	Snow Up to the City of Suzhou Chemical CO., LTD.	CHINA
Tin (Sn)	So Accurate Group, Inc.	UNITED STATES OF AMERICA
Tin (Sn)	Soft Metais Ltda.*	BRAZIL
Tin (Sn)	Solar Applied Materials Technology Corp.	CHINA
Tin (Sn)	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	SOLDA COBIX	PERU
Tin (Sn)	Solder Coat Co., Ltd.	JAPAN
Tin (Sn)	Solderindo	INDONESIA
Tin (Sn)	Solder-MIC	CHINA
Tin (Sn)	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Tin (Sn)	Solnet Metal Industry Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Songwon Industrial Co., Ltd.	KOREA (REPUBLIC OF)
Tin (Sn)	Sorimetal Environnement	FRANCE
Tin (Sn)	Southwest China Dandong COFCO Property Group Maps Glossary Tells	CHINA
Tin (Sn)	Spectro Alloys Corp.	UNITED STATES OF AMERICA
Tin (Sn)	SPTE	CHINA
Tin (Sn)	Stanchem Sp. J.	INDONESIA
Tin (Sn)	Standard Sp. z o.o.	POLAND
Tin (Sn)	Stannol GmbH	GERMANY
Tin (Sn)	Steel Dynamics, Inc.	UNITED STATES OF AMERICA
Tin (Sn)	Stretti	MALAYSIA
Tin (Sn)	Süddeutsche Metallhandelsgesellschaft mbH	GERMANY
Tin (Sn)	Sumisho Materials Corporation	JAPAN
Tin (Sn)	Sumitomo Electric U.S.A., INC.	UNITED STATES OF AMERICA
Tin (Sn)	Sumitomo Metal Mining Co., Ltd. (Toyo Smelter & Refining)	JAPAN
Tin (Sn)	Sumitomo Metal Mining Oceania Pty. Ltd.	JAPAN
Tin (Sn)	Sumitomo, CANADA	CANADA
Tin (Sn)	Sun Surface Chemical Co., LTD.	CHINA
Tin (Sn)	Sun Surface Technology Co. Ltd.	CHINA
Tin (Sn)	Sundwiger Messingwerk GmbH & Co. KG	GERMANY
Tin (Sn)	Super Dragon Environmental Technology (Suzhou) Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Super Ligas Industria e Comercio de Metais Ltda.	BRAZIL
Tin (Sn)	Super Ligas Industria e Comercio de Metais Ltda.	BRAZIL
Tin (Sn)	Superior Technology 9Shenzen) Co. Ltd.	CHINA
Tin (Sn)	Suzhou Cangsong Metal Product Co., Ltd.	CHINA
Tin (Sn)	Suzhou Cloud kun Metal Material Co. LTD.	CHINA
Tin (Sn)	Suzhou Co. Ltd.	CHINA
Tin (Sn)	Suzhou Feixiang Solder Materials Co., Ltd.	CHINA
Tin (Sn)	Suzhou HouJin Chemical Co. LTD.	CHINA
Tin (Sn)	Suzhou Huahai Communication Electron Co., Ltd.	CHINA

Tin (Sn)	Suzhou Jinyi Jewelry Factory	CHINA
Tin (Sn)	SUZHOU NUONENGDA CHEMICAL CO., LTD.	CHINA
Tin (Sn)	Suzhou Roiwow Recycle Technology Company LTD.	CHINA
Tin (Sn)	Suzhou Xing Rui Precious Metal Materials Co., Ltd.	CHINA
Tin (Sn)	Suzhou Xintang Material Supply Station	CHINA
Tin (Sn)	Swopes Salvage & Recycling, Inc.	UNITED STATES OF AMERICA
Tin (Sn)	Taboca via MCP Metal Specialities Inc.	UNITED STATES OF AMERICA
Tin (Sn)	Tae Seung	CHINA
Tin (Sn)	TaeguTec Ltd.	KOREA (REPUBLIC OF)
Tin (Sn)	Tai Nian Gao Keji Gufen Youxian Gongsi	CHINA
Tin (Sn)	Tai Zhou Chang San Jiao Electron Co., Ltd.	CHINA
Tin (Sn)	Taicang City Nancang Metal Material Co., Ltd.	CHINA
Tin (Sn)	Taicang Oujiang Materials Technology Co., Ltd.	CHINA
Tin (Sn)	Taiwan High-Tech Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Taiwan Huanliang	INDONESIA
Tin (Sn)	Taiwan Qing Gao Qi Ye You Xian Gong Si	CHINA
Tin (Sn)	Taiwan Qing Gao Qi Ye You Xian Gong Si	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Taiwan Total Co. Ltd.	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Taki Chemical Co., Ltd.*	JAPAN
Tin (Sn)	Talcang City Nankang Metal Material Co., Ltd.	CHINA
Tin (Sn)	Tamura	JAPAN
Tin (Sn)	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Tin (Sn)	TAP	UNITED STATES OF AMERICA
Tin (Sn)	Tata Steel Europe Limited	UNITED KINGDOM
Tin (Sn)	Tatari Hikaru DANGER	JAPAN
Tin (Sn)	TCC Steel	KOREA (REPUBLIC OF)
Tin (Sn)	TDK	JAPAN
Tin (Sn)	TDK-Lambda	CHINA
Tin (Sn)	TE Connectivity Ltd.	UNITED STATES OF AMERICA
Tin (Sn)	Technic Inc.	UNITED STATES OF AMERICA
Tin (Sn)	Teck Metals Ltd.	CANADA
Tin (Sn)	Tejing (Vietnam) Tungsten Co., Ltd.	VIETNAM
Tin (Sn)	Telex Metals	UNITED STATES OF AMERICA
Tin (Sn)	Tennant Metals	AUSTRALIA
Tin (Sn)	Termomecanica	BRAZIL
Tin (Sn)	Thai Nguyen Nonferrous Metal Co.	VIETNAM
Tin (Sn)	Thai Solder Industry Corp., Ltd.	THAILAND
Tin (Sn)	THAILAND MINE FACTORY	THAILAND
Tin (Sn)	Thailand Smelting & Refining Co. Ltd.	THAILAND
Tin (Sn)	Thaisarco*	THAILAND
Tin (Sn)	The Force bridge surface treatment Material Factory	CHINA
Tin (Sn)	The G.A. Avril Company	UNITED STATES OF AMERICA
Tin (Sn)	The Gejiu cloud new colored electrolytic	CHINA
Tin (Sn)	The Great Wall Gold and Silver Refinery of China	CHINA
Tin (Sn)	The Heracles Las (China) Co., Ltd.	CHINA
Tin (Sn)	The London Metal Exchange	SINGAPORE
Tin (Sn)	The Miller Company	UNITED STATES OF AMERICA
Tin (Sn)	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
Tin (Sn)	Thermox Performance Materials GmbH	UNITED KINGDOM
Tin (Sn)	Three green surface technology limited company	CHINA
Tin (Sn)	THYE MING INDUSTRIAL CO., LTD	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	ThyssenKrupp	GERMANY
Tin (Sn)	ThyssenKrupp Acciai Speciali Terni	ITALY
Tin (Sn)	ThyssenKrupp Steel North America, Inc	UNITED STATES OF AMERICA
Tin (Sn)	Tiancheng Metal Materials Co., Ltd.	CHINA
Tin (Sn)	Tianjin Environmental Protection Technology Co., Ltd.	CHINA
Tin (Sn)	Tianjin Haoxin Technology Co., Ltd.	JAPAN
Tin (Sn)	Tianjin Huamei	CHINA
Tin (Sn)	Tianjin Huamei	GERMANY
Tin (Sn)	Tianjin Rui Jian Electronics Co., Ltd.	CHINA
Tin (Sn)	Tianjin Yishang chemical trade Co., LTD.	CHINA
Tin (Sn)	Tianshui Ling Bo Technology Co., Ltd	CHINA
Tin (Sn)	TIANSHUI LONG BO TECHNOLOGY CO., LTD.	CHINA
Tin (Sn)	Tianshui Longbo Business & Trade Co.	CHINA
Tin (Sn)	TIANSHUI LONGBO BUSINESS &TRADE CO., LTD.	CHINA
Tin (Sn)	TIB Chemicals AG	GERMANY
Tin (Sn)	TIMAH	INDONESIA
Tin (Sn)	Tin Plating Gejiu	CHINA
Tin (Sn)	Tin Products Manufacturing Co. Ltd.	CHINA
Tin (Sn)	TIN SHARES	CHINA
Tin (Sn)	Tin Xicai Co., Ltd.	CHINA
Tin (Sn)	Tobaca	BRAZIL
Tin (Sn)	Toboca/ Paranapenema	BRAZIL
Tin (Sn)	Tochij	JAPAN
Tin (Sn)	TODINI AND CO SPA	ITALY
Tin (Sn)	Tokuriki Honten Co., Ltd.	JAPAN
Tin (Sn)	TOKYO NAMARI Co., Ltd.	JAPAN
Tin (Sn)	Ton Yi Industrial Corporation	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Tong Ding Metal Material Co., Ltd.	CHINA

Tin (Sn)	TONG LONG	CHINA
Tin (Sn)	Tongding Jinshu Cailiao Limited Company	CHINA
Tin (Sn)	Tongding Metal Material Co., Ltd.	CHINA
Tin (Sn)	Tongling Nonferrous Metals Group Co., Ltd.	CHINA
Tin (Sn)	TongLing Nonferrous Metals Group Holdings Co., Ltd.	CHINA
Tin (Sn)	TONGXIN	CHINA
Tin (Sn)	TOP-TEAM TECHNOLOGY (SHEN ZHEN) LIMITED	CHINA
Tin (Sn)	Torecom	KOREA (REPUBLIC OF)
Tin (Sn)	TOWA DENKI TRADING (S) PTE. LTD.	SINGAPORE
Tin (Sn)	Toyama, Japan	JAPAN
Tin (Sn)	Toyo Smelter & Refinery	JAPAN
Tin (Sn)	Toyota Tsusho Corporation	INDONESIA
Tin (Sn)	Trafilerie Carlo Gnutti S.P.A.	ITALY
Tin (Sn)	Tratho Metal Química Ltda.	BRAZIL
Tin (Sn)	Traxys France	FRANCE
Tin (Sn)	Traxys France	LUXEMBOURG
Tin (Sn)	Trialco, Inc.	UNITED STATES OF AMERICA
Tin (Sn)	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIETNAM
Tin (Sn)	UBS METALOR	CHINA
Tin (Sn)	Uchihashi Estec Co., Ltd.	JAPAN
Tin (Sn)	Ulba Metallurgical Plant JSC	KAZAKHSTAN
Tin (Sn)	Umicore	BELGIUM
Tin (Sn)	Umicore	GERMANY
Tin (Sn)	Umicore AG & Co. KG	GERMANY
Tin (Sn)	Umicore Brasil Ltda.	BRAZIL
Tin (Sn)	Umicore Precious Metals Refining	SINGAPORE
Tin (Sn)	Umicore Precious Metals Thailand	THAILAND
Tin (Sn)	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
Tin (Sn)	Uni Bros Metal Pte. Ltd.	SINGAPORE
Tin (Sn)	UNIFORCE METAL INDUSTRIAL CORP.	INDONESIA
Tin (Sn)	UNIFORCE METAL INDUSTRIAL CORP.	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	UNION TOOL CO.	JAPAN
Tin (Sn)	Unit Timah Kundur PT Tambang	INDONESIA
Tin (Sn)	United Precious Metal Refining, Inc.	INDONESIA
Tin (Sn)	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA
Tin (Sn)	UNITED SMELTER	INDONESIA
Tin (Sn)	Units year high Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Univertical	UNITED STATES OF AMERICA
Tin (Sn)	Univertical International (Suzhou) Co., Ltd.	CHINA
Tin (Sn)	Univertical International Co., Ltd.	CHINA
Tin (Sn)	Untracore Co., Ltd.	THAILAND
Tin (Sn)	Usugidenkaikougyou Co., Ltd.	JAPAN
Tin (Sn)	Usuginu Electrolytic Industries	JAPAN
Tin (Sn)	VAC Vacuumschmelze GmbH & Co. KG	GERMANY
Tin (Sn)	VACUUMSCHMELZE GmbH & Co. KG	GERMANY
Tin (Sn)	Valcambi S.A.	SWITZERLAND
Tin (Sn)	Vale Canada Limited	CANADA
Tin (Sn)	VECTRA CO.	UNITED STATES OF AMERICA
Tin (Sn)	VERTEX METALS INCORPORATION	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	VINCO	SPAIN
Tin (Sn)	Vishay	CHINA
Tin (Sn)	Vitkovicke Slevarny, Spol. s r.o.	CZECH REPUBLIC
Tin (Sn)	VQB Mineral and Trading Group JSC*	VIETNAM
Tin (Sn)	Wang Yu Manufacturing Co. Ltd.	CHINA
Tin (Sn)	Warm Shares Ltd.	CHINA
Tin (Sn)	Warton Metals Limited	UNITED KINGDOM
Tin (Sn)	Watanabe Electric Industry Co. Ltd.	JAPAN
Tin (Sn)	Well- Lin Enterprise Co., LTD.	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	WELLEY	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Well-Lin Enterprise Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Wen Cheng Co., Ltd.	CHINA
Tin (Sn)	Wens	CHINA
Tin (Sn)	Western Australian Mint trading as The Perth Mint	AUSTRALIA
Tin (Sn)	Westfalenzinn	GERMANY
Tin (Sn)	Westmetall GmbH & Co. KG	GERMANY
Tin (Sn)	WFM Brons	NETHERLANDS
Tin (Sn)	White Solder Metalurgia e Mineração Ltda.*	BRAZIL
Tin (Sn)	Wieland AG	GERMANY
Tin (Sn)	Wieland Metals, Inc.	UNITED STATES OF AMERICA
Tin (Sn)	Wieland-Werke AG	GERMANY
Tin (Sn)	Wildshaw Ltd.	UNITED KINGDOM
Tin (Sn)	Wilhelm Grillo Handelsgesellschaft mbH	GERMANY
Tin (Sn)	Wilhelm Wesmetall	GERMANY
Tin (Sn)	Win Tin Co., Ltd. Yongkang Hiroshima	CHINA
Tin (Sn)	Wind Yunnan Nonferrous Metals Co., Ltd.	CHINA
Tin (Sn)	Winter Metalle GmbH	GERMANY
Tin (Sn)	Wittka Galvanisierung Ges.m.b.H	AUSTRIA
Tin (Sn)	WKK	CHINA
Tin (Sn)	WKK EMS EQUIPMENT (SHENZHEN) LTD.	CHINA

Tin (Sn)	WKK PCB trading Ltd.	CHINA
Tin (Sn)	Wolfram Bergbau und Hütten AG	AUSTRIA
Tin (Sn)	WOLFRAM Company CJSC	RUSSIAN FEDERATION
Tin (Sn)	Wonil Metal Co., Ltd.	KOREA (REPUBLIC OF)
Tin (Sn)	Wooshin Metal.CO., Ltd.	KOREA (REPUBLIC OF)
Tin (Sn)	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	CHINA
Tin (Sn)	WUHU ZHONGYUAN METAL SHEET AND FOIL CO., LTD.	CHINA
Tin (Sn)	Wujiang City Luxu Tin Factory	CHINA
Tin (Sn)	Wuxi Lantronic Electronic Co. Ltd.	CHINA
Tin (Sn)	WUXI YUNXI SANYE SOLDER FACTORY	CHINA
Tin (Sn)	Xia Yi Jinshu Gongye(gu)youxian Gongsi	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Xia Yi Metal Industries (Shares) Ltd.	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Xiamen Hongfa Electroacoustic Co., Ltd.	CHINA
Tin (Sn)	Xiamen Honglu Tungsten Molybdenum Industry Co., Ltd.	GERMANY
Tin (Sn)	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Tin (Sn)	Xiamen Tungsten Co., Ltd.	CHINA
Tin (Sn)	Xianghualing Tin Industry Co., Ltd.	CHINA
Tin (Sn)	Xianghualing Tin Minerals	CHINA
Tin (Sn)	XiHai - Liuzhou China Tin Group Co. Ltd.	CHINA
Tin (Sn)	XiHai - Liuzhou China Tin Group Co. Ltd.	GERMANY
Tin (Sn)	Ximao Tin Co. LTD.	CHINA
Tin (Sn)	Xin Furukawa Metal ( Wuxi ) Co., Ltd.	CHINA
Tin (Sn)	XIN WANG Copper Smelter	CHINA
Tin (Sn)	XINGYANG ELECTRONCS Co., Ltd.	CHINA
Tin (Sn)	Xingye Copper International Group Co. Ltd.	CHINA
Tin (Sn)	Xinjian Mining Corporation	CHINA
Tin (Sn)	Xinke Precision Copper Strip Co., Ltd.	CHINA
Tin (Sn)	Xinmao Tin Corp., Ltd.	CHINA
Tin (Sn)	Xinmao Xiye (Tin Company)	CHINA
Tin (Sn)	XINQIAN	CHINA
Tin (Sn)	XINYE CO. LTD.	CHINA
Tin (Sn)	XiYue	CHINA
Tin (Sn)	XURI	CHINA
Tin (Sn)	Ya Qiao Giye Gufen Youxian Gongsi	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Yahataseitetsusho	JAPAN
Tin (Sn)	Yamamoto Precious Metal Co., Ltd.	JAPAN
Tin (Sn)	Yannan Tin Group (Holding) Co., Ltd.	CHINA
Tin (Sn)	Yantai Zhaojin Lai Fuk Precious Metals Co., Ltd.	CHINA
Tin (Sn)	Yantai Zhaojin Lai Fuk Precious Metals Co., Ltd.	GHANA
Tin (Sn)	Yantai Zhaojin Precious Metals Co., Ltd.	CHINA
Tin (Sn)	Yao Zhang Enterprise Co., Ltd.	CHINA
Tin (Sn)	Yao Zhang Enterprise Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Yawata Iron	JAPAN
Tin (Sn)	Ye Chiu Metal (Taicang) Co., Ltd.	CHINA
Tin (Sn)	YECHIU METAL SMELTING SDN. BHD	MALAYSIA
Tin (Sn)	Yifeng Tin	CHINA
Tin (Sn)	Yifeng Tin Industry (Chenzhou) Co. Ltd.	CHINA
Tin (Sn)	Yifeng Tin Industry Co., Ltd.	CHINA
Tin (Sn)	YIGENG TIN INDUSTRY	CHINA
Tin (Sn)	Yik Shing Tat Industrial Co., Ltd.	CHINA
Tin (Sn)	Yiquan Manufacturing	CHINA
Tin (Sn)	Yixing Chemical Reagent Company	CHINA
Tin (Sn)	Yokohama Metal Co., Ltd.	JAPAN
Tin (Sn)	Yongkang	CHINA
Tin (Sn)	Yongsun Corporation	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Yoo Chang Metal Industrial Co. Ltd.	KOREA (REPUBLIC OF)
Tin (Sn)	You Nai Tong Cai (Suzhou) Youxian Gongsi	CHINA
Tin (Sn)	YQ	CHINA
Tin (Sn)	YTCL	CHINA
Tin (Sn)	YTMM	CHINA
Tin (Sn)	Yu Material (Suzhou) Co. Ltd.	CHINA
Tin (Sn)	YUANG HSIAN METAL INDUSTRIAL CORP.	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Yuanhao	CHINA
Tin (Sn)	YuanYe Electronics (ShenZhen) CO., LTD.	CHINA
Tin (Sn)	YUCHENG	CHINA
Tin (Sn)	Yukenkougiyou	JAPAN
Tin (Sn)	Yun Xi Group	CHINA
Tin (Sn)	Yun’an Dian’xi Tin Mine	CHINA
Tin (Sn)	Yunan Gejiu Yunxin Electrolyze Limited	CHINA
Tin (Sn)	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Tin (Sn)	Yunnan Chengo Electric Smelting Plant	CHINA
Tin (Sn)	YunNan GeJiu Jin Ye Mineral Co., Ltd.	CHINA
Tin (Sn)	YunNan Gejiu Yunxin Electrolyze Limited	CHINA
Tin (Sn)	Yunnan Metallurgical Group Co., Ltd.	CHINA
Tin (Sn)	Yunnan Tin Company Limited*	CHINA
Tin (Sn)	Yunnan Tin Group (Holding) Company Limited	CHINA
Tin (Sn)	Yunnan Wenshan-malipo Strike-slip Baiyi Mining Co., LTD.	CHINA
Tin (Sn)	Yunnan Wind Nonferrous Metals Co., Ltd.	CHINA
Tin (Sn)	Yunnan Xi YE	CHINA

Tin (Sn)	Yunnan Xi Ye Gufen Youxian Gongsi	CHINA
Tin (Sn)	Yunnan xiang yun fei long Non-Ferrous Metals Co. Ltd.	CHINA
Tin (Sn)	Yunnan Xiye Co. Ltd.	CHINA
Tin (Sn)	YUNNAN YUN SHARES OF COPPER-ZINC INDUSTRY LIMITED	CHINA
Tin (Sn)	YUNSIN	CHINA
Tin (Sn)	Yuntinic Resources GmbH	GERMANY
Tin (Sn)	Yuntinic Resources, Inc.	UNITED STATES OF AMERICA
Tin (Sn)	Yunxi Co., Ltd.	CHINA
Tin (Sn)	YUNXI, YUNNAN	CHINA
Tin (Sn)	YUNXIN Colored Electrolysis Company Limited	CHINA
Tin (Sn)	Yunxin Non-ferrous Electroanalysis Ltd.	CHINA
Tin (Sn)	Yutinic Resources	UNITED STATES OF AMERICA
Tin (Sn)	Zhang Yao	MALAYSIA
Tin (Sn)	Zhangzhou Macro Real Non-Ferrous Metals	CHINA
Tin (Sn)	Zhangzhou Xiangcheng Hongyu Building Co., Ltd.	CHINA
Tin (Sn)	Zhejiang Asia- Welding Ltd.	CHINA
Tin (Sn)	Zhejiang Hailiang Co. Ltd.	CHINA
Tin (Sn)	Zhejiang Hexing Electroplating Company	CHINA
Tin (Sn)	Zhejiang Huangyan Chemical Co., Ltd.	CHINA
Tin (Sn)	ZHEJIANG HUANGYAN XINQIAN ELECTRICAL EQUIPMENT FITTINGS FACTORY	CHINA
Tin (Sn)	ZHEJIANG STRONG SOLDER MATERIALS	CHINA
Tin (Sn)	Zhen Bo Shi Ye Co., LTD.	CHINA
Tin (Sn)	Zhenxiong Copper Group	CHINA
Tin (Sn)	ZHIHAI HORYIZON SOLDER	CHINA
Tin (Sn)	Zhongfahao Wujin Zhipin Youxian Gongsi	CHINA
Tin (Sn)	Zhongguo Guang Nan Dai Xi Jituan	CHINA
Tin (Sn)	Zhongjin Gold Corporation Limited	CHINA
Tin (Sn)	Zhongshan Jinye Smelting Co., Ltd.	CHINA
Tin (Sn)	ZhongShi Metal	CHINA
Tin (Sn)	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Tin (Sn)	Zhu Hai Haiyuxin Tin Products Co., Ltd.	CHINA
Tin (Sn)	Zhuhai Horyison Solder Co., Ltd.	CHINA
Tin (Sn)	Zhuhai Quanjia	CHINA
Tin (Sn)	Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA
Tin (Sn)	Zhuzhou Smelter Group Co., LTD.	CHINA
Tin (Sn)	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA
Tin (Sn)	Zijin Mining Industry Corporation	CHINA
Tin (Sn)	Zong Yang Industrial Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Zong Yang Shiye Youxian Gongsi	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Zuhai Horyison Solder Co., Ltd.	CHINA
Tungsten (W)	A.L.M.T. TUNGSTEN Corp.*	JAPAN
Tungsten (W)	AB Ferrolegeringar	SWEDEN
Tungsten (W)	Acciaierie Bertoli Safau	ITALY
Tungsten (W)	ACL Metais Eireli	BRAZIL
Tungsten (W)	Advanced Metallurgical Group, N.V.	GERMANY
Tungsten (W)	AGR Mathey	AUSTRALIA
Tungsten (W)	Aida Chemical Industries Co., Ltd.	JAPAN
Tungsten (W)	Air Liquide	KOREA (REPUBLIC OF)
Tungsten (W)	Air Products	UNITED STATES OF AMERICA
Tungsten (W)	AK Steel Corporation	UNITED STATES OF AMERICA
Tungsten (W)	Alldyne Powder Technologies	UNITED STATES OF AMERICA
Tungsten (W)	Allied Material Corporation	JAPAN
Tungsten (W)	Alluter Technology (Shenzhen) Co., Ltd.	CHINA
Tungsten (W)	Allydne Powder Technologies	UNITED STATES OF AMERICA
Tungsten (W)	Alta Group	UNITED STATES OF AMERICA
Tungsten (W)	Altlantic Metals	UNITED STATES OF AMERICA
Tungsten (W)	Amalgamated Metal Corporation	UNITED STATES OF AMERICA
Tungsten (W)	AMPERE	FRANCE
Tungsten (W)	Aperam Alloys Imphy	FRANCE
Tungsten (W)	Asahi Pretec Corp.	JAPAN
Tungsten (W)	Asia Tungsten Products Vietnam Ltd.*	VIETNAM
Tungsten (W)	ASSAB GROUP	CHINA
Tungsten (W)	ATI Metalworking Products	UNITED STATES OF AMERICA
Tungsten (W)	ATI Tungsten Materials	UNITED STATES OF AMERICA
Tungsten (W)	Atlantic Metals and Alloys, Inc.	UNITED STATES OF AMERICA
Tungsten (W)	Aubert & Duval	FRANCE
Tungsten (W)	AVX Corporation	UNITED STATES OF AMERICA
Tungsten (W)	Axis Material Limited	JAPAN
Tungsten (W)	Beijing Advanced Metal Materials Co., Ltd.	CHINA
Tungsten (W)	BeiJing General Research Institute of Mining & Metallurgy	CHINA
Tungsten (W)	Beijing Zenith Materials	CHINA
Tungsten (W)	BRUWILER PRECISE SALES CO., INC.	UNITED STATES OF AMERICA
Tungsten (W)	Buffalo Tungsten Inc.	CHINA
Tungsten (W)	Cabot Corporation	UNITED STATES OF AMERICA
Tungsten (W)	Cannon Muskegon Corporation	UNITED STATES OF AMERICA
Tungsten (W)	Carbografite Equipamentos Industrials Ltda.	BRAZIL
Tungsten (W)	CB-Ceratizit CN	CHINA
Tungsten (W)	CCR Refinery - Glencore Canada Corporation	CANADA
Tungsten (W)	Central Glass Co., Ltd.	JAPAN

Tungsten (W)	CeramTec GmbH	GERMANY
Tungsten (W)	Ceratizit S.A.	LUXEMBOURG
Tungsten (W)	Chang Chun Up-optech	CHINA
Tungsten (W)	Changchun UP Optotech Co, Ltd.	CHINA
Tungsten (W)	Chaozhou Xianglu Tungsten Industry Co., Ltd.	CHINA
Tungsten (W)	Chengdu Hongbo Industrial Co., Ltd.	CHINA
Tungsten (W)	Chengdu Yemaohuagong Co., Ltd.	CHINA
Tungsten (W)	Chengtong Electrical Appliance Factory	CHINA
Tungsten (W)	Chenzhou Diamond Tungsten Products Co., Ltd.*	CHINA
Tungsten (W)	Chenzhou Mining Group	CHINA
Tungsten (W)	Chimet S.p.A.	ITALY
Tungsten (W)	China Minmetals Corporation	CHINA
Tungsten (W)	China Minmetals Non-ferrous Metals Co., Ltd.	CHINA
Tungsten (W)	China National Non Ferrous	CHINA
Tungsten (W)	China Nonferrous Metal Mining (Group) Co., Ltd.	CHINA
Tungsten (W)	Chongyi Zhangyuan Tungsten Co., Ltd.*	CHINA
Tungsten (W)	Chunbao Carbide Science & Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tungsten (W)	Conghua Tantalum and Niobium Smeltry	CHINA
Tungsten (W)	CSC Pure Technologies	RUSSIAN FEDERATION
Tungsten (W)	CTP Industries	SINGAPORE
Tungsten (W)	CV United Smelting	INDONESIA
Tungsten (W)	CWB Materials Inc.	UNITED STATES OF AMERICA
Tungsten (W)	DAIDO STEEL	JAPAN
Tungsten (W)	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA
Tungsten (W)	Dayu Weiliang Tungsten Co., Ltd.	CHINA
Tungsten (W)	Degussa	KOREA (REPUBLIC OF)
Tungsten (W)	DODUCO GmbH	GERMANY
Tungsten (W)	Duoluoshan	CHINA
Tungsten (W)	Emei Hengdong	CHINA
Tungsten (W)	Eurotungstene	FRANCE
Tungsten (W)	EVRAZ Stratcor, Inc.	CHINA
Tungsten (W)	Exotech Inc.	KAZAKHSTAN
Tungsten (W)	Exotech Inc.	UNITED STATES OF AMERICA
Tungsten (W)	F.W. HEMPEL INTERMETAUX S.A.	SWITZERLAND
Tungsten (W)	First Copper Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tungsten (W)	Fombell	UNITED STATES OF AMERICA
Tungsten (W)	Fort Wayne Wire Die, Inc.	UNITED STATES OF AMERICA
Tungsten (W)	Foshan Nanhai Xihai Metal material Co., Ltd.	CHINA
Tungsten (W)	Fujian Jinxin Tungsten Co., Ltd.*	CHINA
Tungsten (W)	Gallatin Steel	UNITED STATES OF AMERICA
Tungsten (W)	Ganxian Shirui New Material Co., Ltd.	CHINA
Tungsten (W)	Ganzhou Grand Sea	CHINA
Tungsten (W)	Ganzhou Grand Sea W & Mo Group Co. Ltd.	CHINA
Tungsten (W)	Ganzhou Haichuang Tungsten Industry Co., Ltd.	CHINA
Tungsten (W)	Ganzhou Hongfei Tungsten & Molybdenum Materials Co., Ltd.	CHINA
Tungsten (W)	Ganzhou Huaxing Tungsten Products Co., Ltd.*	CHINA
Tungsten (W)	Ganzhou Jiangwu Ferrotungsten Co., Ltd.*	CHINA
Tungsten (W)	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA
Tungsten (W)	Ganzhou Seadragon W & Mo Co., Ltd.*	CHINA
Tungsten (W)	GANZHOU SINDA W & MO CO., LTD.	CHINA
Tungsten (W)	GANZHOU TEJING TUNGSTEN & MOLYBDENUM CO., LTD.	CHINA
Tungsten (W)	Ganzhou Yatai Tungsten Co., Ltd.	CHINA
Tungsten (W)	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Tungsten (W)	Gerard Daniel Worldwide	UNITED STATES OF AMERICA
Tungsten (W)	GESAC	CHINA
Tungsten (W)	Global Advanced Metals	UNITED STATES OF AMERICA
Tungsten (W)	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA
Tungsten (W)	Global Tungsten & Powders Corp.*	UNITED STATES OF AMERICA
Tungsten (W)	Golden Egret Special Allloy Coop.	CHINA
Tungsten (W)	Goodfellow Cambridge Ltd.	UNITED KINGDOM
Tungsten (W)	Graphite India Limited	INDIA
Tungsten (W)	GTP	UNITED STATES OF AMERICA
Tungsten (W)	Guangdong Guangzhou Guangsheng Non-Ferrous Import & Export Co. Ltd.	CHINA
Tungsten (W)	Guangdong Xianglu Tungsten Co., Ltd.*	CHINA
Tungsten (W)	H.C. Starck GmbH	GERMANY
Tungsten (W)	H.C. Starck Inc.	UNITED STATES OF AMERICA
Tungsten (W)	H.C. Starck Smelting GmbH & Co. KG*	GERMANY
Tungsten (W)	Han River Pelican Pelican State Alloy Co., Ltd.	CHINA
Tungsten (W)	HC Starck	RUSSIAN FEDERATION
Tungsten (W)	Henan A.L.M.T. Whirlwind Diamond Co., Ltd.	CHINA
Tungsten (W)	Heraeus Ltd. Hong Kong	HONG KONG
Tungsten (W)	Heyuan Fuma Cemented Carbide Co., Ltd.	CHINA
Tungsten (W)	Hitachi Metals, Ltd.	JAPAN
Tungsten (W)	Hi-Temp Specialty Metals, Inc.	UNITED STATES OF AMERICA
Tungsten (W)	Hunan Chenzhou Mining Co., Ltd.*	CHINA
Tungsten (W)	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji*	CHINA
Tungsten (W)	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	CHINA
Tungsten (W)	Hunan Chunchang Nonferrous Metals Co., Ltd.*	CHINA
Tungsten (W)	Hunan Chun-Chang Nonferrous Smelting & Concentrating Co., Ltd.	CHINA

Tungsten (W)	Huzhou Cemeted Carbide Works Imp. & Exp. Co	CHINA
Tungsten (W)	Hydrometallurg, JSC*	RUSSIAN FEDERATION
Tungsten (W)	IBG China	CHINA
Tungsten (W)	IES TECHNICAL SALES	UNITED STATES OF AMERICA
Tungsten (W)	ILJIN DIAMOND CO., LTD.	KOREA (REPUBLIC OF)
Tungsten (W)	IRTRADING	ITALY
Tungsten (W)	Izawa Metal Co., Ltd.	JAPAN
Tungsten (W)	Jada Electronics Ltd.	JAPAN
Tungsten (W)	Jangxi Rare Earth & Rare Metals Tungsten Group Corp.	CHINA
Tungsten (W)	Japan New Metals Co., Ltd.*	JAPAN
Tungsten (W)	JCC	CHINA
Tungsten (W)	JFE Steel Corporation	JAPAN
Tungsten (W)	JIANDE CITY HENGSHAN TUNGSTEN CO., LTD.	CHINA
Tungsten (W)	JiangSu Hetian Technological Material Co., LTD.	CHINA
Tungsten (W)	Jiangwu H.C. Starck Tungsten Products Co., Ltd.*	CHINA
Tungsten (W)	Jiangxi Copper Co., Ltd.	CHINA
Tungsten (W)	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA
Tungsten (W)	Jiangxi Gan Bei Tungsten Co., Ltd.*	CHINA
Tungsten (W)	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.	CHINA
Tungsten (W)	Jiangxi Richsea New Materials Co., Ltd.	CHINA
Tungsten (W)	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.*	CHINA
Tungsten (W)	Jiangxi Tungsten Industry Group Co. Ltd.	CHINA
Tungsten (W)	Jiangxi Xinsheng Tungsten Industry Co., Ltd.*	CHINA
Tungsten (W)	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.*	CHINA
Tungsten (W)	Jiangxi Yaosheng Tungsten Co., Ltd.*	CHINA
Tungsten (W)	Jilin Sichuan	CHINA
Tungsten (W)	Jin Zhou	CHINA
Tungsten (W)	Jingxi Tungsten Co. Ltd.	CHINA
Tungsten (W)	Jinzhou Xingye Smelt Duty Corp., Ltd.	CHINA
Tungsten (W)	Jiujiang Tanbre Co., Ltd.	CHINA
Tungsten (W)	Johnson Matthey Inc.	UNITED STATES OF AMERICA
Tungsten (W)	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Tungsten (W)	Kan-shu Kouu alloy Co., Ltd.	CHINA
Tungsten (W)	Kanto Denka Kogyo Co., Ltd.	JAPAN
Tungsten (W)	KEMET Blue Powder	UNITED STATES OF AMERICA
Tungsten (W)	Kennametal	UNITED STATES OF AMERICA
Tungsten (W)	Kennametal Fallon*	UNITED STATES OF AMERICA
Tungsten (W)	Kennametal Huntsville*	UNITED STATES OF AMERICA
Tungsten (W)	KYOCERA Corporation	JAPAN
Tungsten (W)	KYORITSU GOKIN CO., LTD.	JAPAN
Tungsten (W)	LS-NIKKO Copper Inc.	KOREA (REPUBLIC OF)
Tungsten (W)	Luoyang Mudu Tungsten & Molybdenum Technology Co., Ltd.	CHINA
Tungsten (W)	Malaysia Smelting Corporation (MSC)	INDONESIA
Tungsten (W)	Malipo Haiyu Tungsten Co., Ltd.*	CHINA
Tungsten (W)	MARUICHI STEEL TUBE LTD.	JAPAN
Tungsten (W)	Materion	CHINA
Tungsten (W)	Materion	UNITED STATES OF AMERICA
Tungsten (W)	Matheson Gas Products Korea	KOREA (REPUBLIC OF)
Tungsten (W)	MCP Metal Specialist Inc.	UNITED STATES OF AMERICA
Tungsten (W)	Metallo-Chimique N.V.	BELGIUM
Tungsten (W)	MFG	GERMANY
Tungsten (W)	Micro 100 Tool Corporation	UNITED STATES OF AMERICA
Tungsten (W)	Midwest Tungsten Service	UNITED STATES OF AMERICA
Tungsten (W)	Mineração Taboca S.A.	BRAZIL
Tungsten (W)	Minmetals Ganzhou Tin Industry Co., Ltd.	CHINA
Tungsten (W)	Minpro AB	SWEDEN
Tungsten (W)	Minsur	PERU
Tungsten (W)	Mitsubishi Materials Corporation	JAPAN
Tungsten (W)	Mitsui Mining & Smelting	JAPAN
Tungsten (W)	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Tungsten (W)	Moliren Ltd.*	RUSSIAN FEDERATION
Tungsten (W)	MP DIFFUSION	BELGIUM
Tungsten (W)	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY
Tungsten (W)	Nanchang Cemented Carbide Limited Liability Company	CHINA
Tungsten (W)	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA
Tungsten (W)	Nathan Trotter & Co., Inc.	UNITED STATES OF AMERICA
Tungsten (W)	Niagara Refining LLC*	UNITED STATES OF AMERICA
Tungsten (W)	NIHON SUPERIOR CO., LTD.	JAPAN
Tungsten (W)	Ninghua Xingluokeng Tungsten Mine Co., Ltd.	CHINA
Tungsten (W)	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tungsten (W)	NIPPON KINZOKU Co., Ltd.	JAPAN
Tungsten (W)	NIPPON MICROMETAL CORPORATION	JAPAN
Tungsten (W)	Nippon Mining & Metals Co., Ltd.	JAPAN
Tungsten (W)	NIPPON STEEL & SUMITOMO METAL CORPORATION	JAPAN
Tungsten (W)	NIPPON TUNGSTEN (SHANGHAI) COMMERCE CO., LTD.	CHINA
Tungsten (W)	NIPPON TUNGSTEN CO., LTD.	JAPAN
Tungsten (W)	North American Tungsten Corporation Ltd.	CANADA
Tungsten (W)	North American Tungsten Corporation Ltd.	UNITED STATES OF AMERICA
Tungsten (W)	Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION

Tungsten (W)	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC*	VIETNAM
Tungsten (W)	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tungsten (W)	Oerlikon Metaplas GmbH	GERMANY
Tungsten (W)	Ohio Precious Metals, LLC	UNITED STATES OF AMERICA
Tungsten (W)	OJSC Kolyma Refinery	RUSSIAN FEDERATION
Tungsten (W)	Operaciones Metalurgical S.A.	BOLIVIA (PLURINATIONAL STATE OF)
Tungsten (W)	PAMP S.A.	SWITZERLAND
Tungsten (W)	Pan Pacific Copper Co Ltd.	JAPAN
Tungsten (W)	Perth Mint	AUSTRALIA
Tungsten (W)	Philippine Chuangxin Industrial Co., Inc.*	PHILIPPINES
Tungsten (W)	Plansee SE Reutte	AUSTRIA
Tungsten (W)	Pobedit, JSC	RUSSIAN FEDERATION
Tungsten (W)	Praxair Surface Technologies	UNITED STATES OF AMERICA
Tungsten (W)	Praxair Technology	UNITED STATES OF AMERICA
Tungsten (W)	Precious Metal Sales	UNITED STATES OF AMERICA
Tungsten (W)	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Tungsten (W)	PT Aneka Tambang (Persero) Tbk	INDONESIA
Tungsten (W)	PT Artha Cipta Langgeng	INDONESIA
Tungsten (W)	PT Babel Inti Perkasa	INDONESIA
Tungsten (W)	PT Babel Surya Alam Lestari	INDONESIA
Tungsten (W)	PT Bangka Kudai Tin	INDONESIA
Tungsten (W)	PT Bangka Putra Karya	INDONESIA
Tungsten (W)	PT Bangka Timah Utama Sejahtera	INDONESIA
Tungsten (W)	PT Bangka Tin Industry	INDONESIA
Tungsten (W)	PT Belitung Industri Sejahtera	INDONESIA
Tungsten (W)	PT BilliTin Makmur Lestari	INDONESIA
Tungsten (W)	PT Bukit Timah	INDONESIA
Tungsten (W)	PT DS Jaya Abadi	INDONESIA
Tungsten (W)	PT Eunindo Usaha Mandiri	INDONESIA
Tungsten (W)	PT Indra Eramult Logam Industri	INDONESIA
Tungsten (W)	PT Koba Tin	INDONESIA
Tungsten (W)	PT Mitra Stania Prima	INDONESIA
Tungsten (W)	PT Panca Mega Persada	INDONESIA
Tungsten (W)	PT Pelat Timah Nusantara Tbk	INDONESIA
Tungsten (W)	PT Prima Timah Utama	INDONESIA
Tungsten (W)	PT Refined Bangka Tin	INDONESIA
Tungsten (W)	PT Stanindo Inti Perkasa	INDONESIA
Tungsten (W)	PT Sumber Jaya Indah	INDONESIA
Tungsten (W)	PT Tambang Timah	INDONESIA
Tungsten (W)	PT Timah (Persero) Tbk Mentok	INDONESIA
Tungsten (W)	PT Tinindo Inter Nusa	INDONESIA
Tungsten (W)	PT Yinchendo Mining Industry	INDONESIA
Tungsten (W)	PT. SUPRA SUKSES TRINUSA	INDONESIA
Tungsten (W)	Rahman Hydraulic Tin Sdn. Bhd.	MALAYSIA
Tungsten (W)	Richard Stenzhorn GmbH	GERMANY
Tungsten (W)	Rohm and Haas	GERMANY
Tungsten (W)	Sabin Metal Corp.	UNITED STATES OF AMERICA
Tungsten (W)	Saganoseki Smelter & Refinery	JAPAN
Tungsten (W)	Sandvik Materials Technology	SWEDEN
Tungsten (W)	Sandvik Materials Technology	UNITED STATES OF AMERICA
Tungsten (W)	Sanher Tungsten Vietnam Co., Ltd.	VIETNAM
Tungsten (W)	ScotiaMocatta	UNITED STATES OF AMERICA
Tungsten (W)	Sempsa JP (Cookson Sempsa)	SPAIN
Tungsten (W)	Shanghai KYOCERA Electronics Co., Ltd.	CHINA
Tungsten (W)	Sichuan Metals & Materials Imp & Exp Co.	CHINA
Tungsten (W)	Sincemat Co., Ltd.	CHINA
Tungsten (W)	So Accurate Group, Inc.	UNITED STATES OF AMERICA
Tungsten (W)	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Tungsten (W)	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA
Tungsten (W)	Soleras Advanced Coatings	UNITED STATES OF AMERICA
Tungsten (W)	Sothern Carbide	UNITED STATES OF AMERICA
Tungsten (W)	South-East Nonferrous Metal Company Limited of Hengyang City*	CHINA
Tungsten (W)	Specialty Metals Resources	BELGIUM
Tungsten (W)	Starck	GERMANY
Tungsten (W)	Sumitomo	CANADA
Tungsten (W)	Sumitomo	CHINA
Tungsten (W)	Sumitomo Electric Industries	JAPAN
Tungsten (W)	Sumitomo Electric U.S.A., INC.	UNITED STATES OF AMERICA
Tungsten (W)	Sumitomo Electric, USA (A.L.M.T.)	UNITED STATES OF AMERICA
Tungsten (W)	Sumitomo Metal Mining Oceania Pty. Ltd.	CHINA
Tungsten (W)	Sumitomo Metal Mining Oceania Pty. Ltd.	JAPAN
Tungsten (W)	Sunaga Tungsten	JAPAN
Tungsten (W)	Sylhan	UNITED STATES OF AMERICA
Tungsten (W)	TaeguTec Ltd.	KOREA (REPUBLIC OF)
Tungsten (W)	Taiyo Nippon Sanso Trading (Shanghai) Co., LTD.	CHINA
Tungsten (W)	Tamano Smelter, Hibi Kyodo Smelting Co., Ltd.	JAPAN
Tungsten (W)	Tejing (Vietnam) Tungsten Co., Ltd.*	VIETNAM
Tungsten (W)	Tosoh	JAPAN
Tungsten (W)	Triumph Northwest	UNITED STATES OF AMERICA

Tungsten (W)	Ugitech	FRANCE
Tungsten (W)	ULVAC, Inc.	CHINA
Tungsten (W)	ULVAC, Inc.	JAPAN
Tungsten (W)	Unecha Refractory Metals Plant*	RUSSIAN FEDERATION
Tungsten (W)	UNION TOOL CO.	JAPAN
Tungsten (W)	Vietnam Youngsun Tungsten Industry Co., Ltd.*	VIETNAM
Tungsten (W)	Voss Metals Company, Inc.	UNITED STATES OF AMERICA
Tungsten (W)	WALFRAM Company CJSC	RUSSIAN FEDERATION
Tungsten (W)	Weartech	UNITED KINGDOM
Tungsten (W)	Williams Brewster	UNITED STATES OF AMERICA
Tungsten (W)	Wolfram Bergbau und Hütten AG*	AUSTRIA
Tungsten (W)	WOLFRAM Company CJSC	RUSSIAN FEDERATION
Tungsten (W)	Woltech Korea Co., Ltd.*	KOREA (REPUBLIC OF)
Tungsten (W)	XIAMEN GOLDEN EGRET SPECIAL ALLOY CO., LTD.	CHINA
Tungsten (W)	Xiamen Honglu Tungsten Molybdenum Industry Co., Ltd.	CHINA
Tungsten (W)	Xiamen Tungsten (H.C.) Co., Ltd.*	CHINA
Tungsten (W)	Xiamen Tungsten Co., Ltd.*	CHINA
Tungsten (W)	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.*	CHINA
Tungsten (W)	Xinhai Rendan Shaoguan Tungsten Co., Ltd.*	CHINA
Tungsten (W)	Yuntinic Resources, Inc.	UNITED STATES OF AMERICA
Tungsten (W)	Zhangyuan Tungsten Co Ltd.	CHINA
Tungsten (W)	Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA

Annex B

Countries of origin of the Conflict Minerals in the 2016 Sonus Products are believed to include:

Countries of Origin
Australia
Austria
Belgium
Bolivia (Plurinational State of)
Brazil
Canada
Central Africa
Chile
China
Ecuador
England
Estonia
Ethiopia
Germany
Ghana
Guinea
Guyana
Hong Kong
Indonesia
Japan
Kazakhstan
Korea (Republic of)
Kuala Lumpur
Liberia
Malaysia
Mauritania
Mexico

Mozambique
Namibia
Netherlands
Nigeria
Peru
Philippines
Poland
Portugal
Russia
Rwanda
Sierra Leone
Singapore
South Africa
Spain
Switzerland
Taiwan, Province of China
Tanzania
Thailand
United Arab Emirates
United States of America
Uzbekistan
Vietnam
Zimbabwe